UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Soliciting Material under §240.14a 12

Tetra Tech, Inc.

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TETRA TECH

Leading with Science®

Notice of 2026 Annual Meeting and Proxy Statement

Today, Tetra Tech’s differentiated high-end consulting services are more in demand than ever before. With our focus on Leading with Science®, we are ideally positioned to provide the sustainable solutions that are needed in a changing world.
Dan Batrack
Chairman and Chief Executive Officer
January 2026
Dear Tetra Tech Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Tetra Tech, which will be held on Thursday, February 19, 2026, at 10:00 a.m. Pacific Time.
Details of the business to be conducted at the 2026 Annual Meeting are given in the accompanying Notice of 2026 Annual Meeting of Stockholders and the proxy statement.
We use the internet as our primary means of furnishing proxy materials to our stockholders. We will mail a Notice of Internet Availability of Proxy Materials to our stockholders of record that did not request to receive a printed copy of our proxy materials on or about January 9, 2026 with instructions for accessing the proxy materials and voting via the Internet. Consequently, most stockholders will not receive paper copies of our proxy materials and will instead receive a notice with instructions for accessing the proxy materials and voting via the internet. The notice also provides information on how stockholders can obtain paper copies of our proxy materials if they choose. Internet transmission and voting are designed to be efficient, minimize cost, and conserve natural resources.
Whether or not you plan to attend the 2026 Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the 2026 Annual Meeting, you may vote via the internet, by telephone, or by mail. Voting by any of these methods will ensure your representation at the 2026 Annual Meeting.
Thank you for your continued support of Tetra Tech. We look forward to seeing you at the 2026 Annual Meeting.
Sincerely,
Dan Batrack
Chairman and Chief Executive Officer

3475 E. Foothill Boulevard, Pasadena, California 91107
(626) 351-4664
tetratech.com

Notice of 2026 Annual
Meeting of Stockholders
2026 Annual Meeting of Stockholders
Date	Thursday, February 19, 2026
Time	10:00 a.m. Pacific Time
Place	Le Méridien Pasadena Arcadia 130 West Huntington Drive Arcadia, California 91007
Record Date	December 23, 2025
Items of Business
Proposal		Board Recommendation
Item 1
To elect the six directors nominated by our Board to serve a one-year term until the 2027 Annual Meeting of Stockholders (2027 Annual Meeting), and until their respective successors are duly elected and qualified or until his or her resignation or removal
FOR
Item 2	To approve, on an advisory basis, our named executive officers’ compensation	FOR
Item 3	To approve the amendment to the Employee Stock Purchase Plan	FOR
Item 4	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026	FOR
To transact such other matters that may properly come before the 2026 Annual Meeting or any postponement or adjournment thereof

How to vote: Your vote is important

Internet	Telephone	Mail	In Person
Follow the instructions provided in the Notice, separate proxy card, or voting instruction form you received.	Follow the instructions provided in the separate proxy card or voting instruction form you received.	Send your completed and signed proxy card or voting instruction form to the address on your proxy card or voting instruction form.	You can vote in person at the 2026 Annual Meeting. Beneficial holders must contact their broker or other nominee if they wish to vote in person.
Dear Tetra Tech Stockholders:
Your vote is important. Even if you cannot attend the 2026 Annual Meeting, it is important that your shares be represented and voted. To ensure your representation at the 2026 Annual Meeting, you may submit your proxy and voting instructions via the internet, by telephone, or by mail by following the instructions listed on your proxy card, notice, or voting instruction form.
Please refer to “Voting Your Shares” in the Meeting and Voting Information section on page 80 of the accompanying proxy statement for a description of each voting method. If your shares are held by a bank, broker, or other nominee (your record holder) and you have not given your record holder instructions on how to vote your shares, your record holder will not be able to vote your shares on any matter other than ratification of the appointment of the independent registered public accounting firm. We strongly encourage you to vote.
On behalf of the Board of Directors, management, and employees of Tetra Tech, we thank you for your continued support.
By order of the Board of Directors,
Preston Hopson
Secretary
January 9, 2026
Pasadena, California
Important Notice about the Availability of Proxy Materials. The Notice of the 2026 Annual Meeting, proxy statement, and our 2025 Annual Report on Form 10-K are available at proxyvote.com. You are encouraged to access and review all the important information contained in our proxy materials before voting.

Special Note Regarding Forward-Looking Statements
Special Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933, as amended (Securities Act) and the Securities Exchange Act of 1934, as amended (Exchange Act). All statements other than statements of historical facts are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “continues,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those discussed under “Part I—Item 1A. Risk Factors,” in our Annual Report on Form 10-K for the year ended September 28, 2025, and other U.S. Securities and Exchange Commission (SEC) filings, including future SEC filings. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. In particular, sustainability goals included in this proxy statement are aspirational and do not constitute assurances that such goals will be achieved. Historical and forward-looking sustainability-related statements may be based on standards that are still developing, internal Company controls and processes that continue to evolve, and assumptions that are subject to change. Sustainability-related figures and percentages in this report include estimates or approximations and may be based on assumptions or incomplete data.
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from our expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the risk factors discussed throughout the documents incorporated by reference in this proxy statement. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Tetra Tech 2026 Proxy Statement 1

Proxy Summary
Proxy Summary
This section contains summary information explained in greater detail in other parts of this proxy statement and does not contain all the information you should consider before voting. Stockholders are urged to read the entire proxy statement before voting. On January 9, 2026, we intend to make our proxy materials, including this proxy statement, available to all stockholders entitled to vote at the 2026 Annual Meeting.
Tetra Tech
Tetra Tech is a leading global provider of high-end consulting and engineering services that focuses on water, environment and sustainable infrastructure. We are a global company that is Leading with Science to provide innovative solutions for our public and private clients. We typically begin at the earliest stage of a project by identifying technical solutions and developing execution plans tailored to our clients’ needs and resources.
Engineering News-Record (ENR), the engineering industry’s leading magazine, has ranked Tetra Tech #1 in water treatment for 12 years in a row. In 2025, we were also ranked #1 in consulting studies, environmental management, environmental science, wind power, hydro plants, site assessment and compliance, and green government offices. ENR also ranked Tetra Tech in the top 10 in numerous categories, including dams and reservoirs, marine and port facilities, power, solar power, solid waste, chemical and soil remediation, and hazardous waste.
Our reputation for high-end consulting and engineering services and our ability to develop innovative, sustainable solutions for water and environmental management have supported our growth for nearly 60 years. Today, we are proud to be making a difference in people’s lives worldwide through our high-end consulting, engineering, and technology service offerings. In fiscal year (FY) 2025—with a talent force of more than 25,000 employees—we worked on more than 110,000 projects in over 100 countries on all seven continents. We are Leading with Science throughout our operations, with domain experts across multiple disciplines supported by our advanced analytics, artificial intelligence (AI), machine learning, and digital technology solutions. Our ability to provide innovation and first-of-a-kind solutions is enhanced by partnerships with our forward-thinking clients. We embrace the breadth of experience across our talented workforce worldwide with a culture of innovation and entrepreneurship. We are disciplined in our business and focused on delivering value to customers and high performance for our stockholders. In supporting our clients, we seek to add value and provide long-term sustainable consulting, engineering, and technology solutions.
Items Being Voted on at the 2026 Annual Meeting
Stockholders will be asked to vote on the following items at the 2026 Annual Meeting:
Item	Board Recommendation	Vote Required	Discretionary Broker Voting
Item 1. Election of directors	FOR each nominee	Majority of votes cast	No
Item 2. Advisory vote to approve named executive officers’ compensation	FOR	Majority of shares represented and entitled to vote on the item	No
Item 3. Amend the Employee Stock Purchase Plan	FOR	Majority of shares represented and entitled to vote on the item	No
Item 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2026	FOR	Majority of shares represented and entitled to vote on the item	Yes

Tetra Tech 2026 Proxy Statement 2

Proxy Summary
Fiscal Year 2025 Performance Highlights
Tetra Tech’s FY 2025 operating results were strong and demonstrated increased performance compared to FY 2024, which was itself a year of strong operational and financial performance. In FY 2025, we achieved record annual results for revenue, net revenue, adjusted earnings, and operating cash flow. Our focus on providing clients with high-end differentiated consulting and engineering services has resulted in increased margins and reduced risk in our business.
Additionally, deploying capital effectively is one of our core strategies. We have been consistently disciplined in our execution of that strategy by returning cash to our stockholders through dividends and stock repurchases, while being a strategic and financially disciplined business with respect to investing in our organic growth and strategic acquisitions. Over the last three years, we have returned $426 million to stockholders through dividends and stock repurchases.
Corporate Governance Highlights
Our corporate governance policies and practices reflect our principles (discussed in the Corporate Governance and Sustainability Program section on page 9 of this proxy statement) and allow our Board to effectively oversee our Company in the interest of creating long-term value. The key elements of our program and the related benefits to our stockholders are set forth in the following table.
Corporate Governance Key Elements
Stockholder Rights	Board Structure	Executive Compensation

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Annual Election of Directors

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Single Class of Voting Stock

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Majority Voting for Director Elections

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Mandatory Director
Resignation Policy

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No Poison Pill

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Stockholder Calls for Special Meetings

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Stockholder Action by Written Consent

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Majority Voting for Charter Amendments

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Proxy Access

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~90% Independent Directors

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Robust Presiding Director Role

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Term Limits and Mandatory Retirement

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Board Refreshment

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Annual Evaluations

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Executive Sessions at Board and Committee Meetings

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Access to Management and
Experts

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Succession Planning for CEO and Leadership

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At-Risk, Performance-Based Compensation

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Annual Say-On-Pay Vote

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Executive and Director Stock Ownership Guidelines

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Compensation Committee of All Independent Directors

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Independent Compensation Consultant to the Committee

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Best Practices

2026 Director Nominees
Our Board has overseen the continuing transformation of our Company, including our strategic decision to focus on our high-end consulting and engineering business. Further, the Board has overseen the continuation of our capital allocation plan, which included cash dividends of $65 million in FY 2025. Our Board members have demonstrated their commitment to diligently and effectively execute their fiduciary duties on behalf of our stockholders, and we recommend that each of our incumbent directors (introduced in the table below) be reelected at the 2026 Annual Meeting, with the exception of Ms. Obiaya and Dr. Ritrievi, were not nominated for re-election.

Tetra Tech 2026 Proxy Statement 3

Proxy Summary
2026 Director Nominees
Name	Age	Director Since	Principal Occupation	Independent	AC	CC	NC
Dan L. Batrack	67	2005	Chairman and Chief Executive Officer (CEO), Tetra Tech
Gary R. Birkenbeuel	68	2018	Retired Regional Assurance Managing Partner, Ernst & Young LLP	•	C		•
Jeffrey R. Feeler	56	2025	Former Chairman, Chief Executive Officer, and President, US Ecology	•	•	•
Prashant Gandhi	54	2022	Chief Business Officer, Melio Payments	•		•	C
M. Susan Hardwick	63	2025	Retired Chief Executive Officer, American Water	•	•		•
Kirsten M. Volpi*	61	2013	EVP, Chief Operating Officer, and Chief Financial Officer, Colorado School of Mines	•	•	C
				Meetings Held	4	4	4
Notes: AC = Audit Committee CC = Compensation Committee NC = Nominating and Corporate Governance Committee	C = Committee Chair * = Presiding Director

Tetra Tech 2026 Proxy Statement 4

Proxy Summary
Executive Compensation Highlights
Our Board’s Compensation Committee designs our executive compensation program to motivate our executives to implement our business strategies and deliver long-term stockholder value. We pay for performance with compensation dependent on our achieving financial, share price, and business performance objectives, while aligning executives with the long-term interests of our stockholders. The following graphic illustrates the annual and long-term components of executive compensation.
FY 2025 Components of Annual and Long-Term Compensation

Tetra Tech 2026 Proxy Statement 5

Proxy Summary
Compensation Best Practices
As summarized below and described in further detail in the Compensation Discussion and Analysis section on page 36 of this proxy statement, our executive compensation program is aligned with our goals and strategies and reflects what we believe are best practices.
What We Do

Focus on pay for performance: In FY 2025, 89% of our Chief Executive Officer’s (CEO’s) target total direct compensation (TDC) and an average of 74% of our other named executive officers’ (NEOs’) target TDC was at-risk
Review the Compensation Committee’s charter, and evaluate the Compensation Committee’s performance
Emphasize long-term performance: In FY 2025, 72% of our CEO’s target TDC and an average of 50% of our other NEOs’ target TDC was equity based and, thereby, tied to creating stockholder value	Use an independent compensation consultant retained directly by the Compensation Committee
Require double trigger for change in control equity vesting and cash severance benefits	Assess potential risks relating to our compensation policies and practices
Maintain stock ownership guidelines for both executives and the Board of Directors	Maintain a clawback policy
What We Do Not Do
Have employment agreements with our NEOs	Grant stock options with an exercise price less than the fair market value on the date of grant
Provide excise tax gross up payments in connection with change in control severance benefits	Reprice or exchange stock options
Provide gross ups to cover tax liabilities associated with executive perquisites	Promise multiyear guarantees for bonus payouts or salary increases
Permit directors, officers, or employees to hedge or pledge Company stock	Pay dividends or dividend equivalents on equity awards unless and until the awards vest
FY 2025 Target Total Direct Compensation Mix1

1 See the Compensation Discussion and Analysis section on page 36 of this proxy statement for a description of how these amounts are determined.

Tetra Tech 2026 Proxy Statement 6

Proxy Summary
Amendment to the Employee Stock Purchase Plan
Our Board has approved an amendment to our Employee Stock Purchase Plan (ESPP), including to increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP by 10,000,000 shares. In addition to the increase in shares, the amendment would also modify the timing of purchases from annually to semi-annually following six (6) month purchase periods. We are seeking stockholder approval of this amendment.
The purpose of the amendment is to ensure that we will have a sufficient reserve of common stock available under the ESPP to provide eligible employees with the continuing opportunity to acquire a proprietary interest in Tetra Tech through participation in a payroll deduction-based employee stock purchase plan. As of December 31, 2025, employees had purchased 17,268,110 shares of our common stock under the ESPP, and only 2,400 shares remained for purchase. At that date, approximately 20,100 employees were eligible to participate in the ESPP, including all named executive officers. With the change in timing of the purchase periods and purchases, the maximum contribution limit per purchase period would remain $5,000, but with the change in the duration of a purchase period, it would represent an increased annual contribution limit of $10,000 per participant, which better aligns with industry standards and best practices.
Ratification of Appointment of PricewaterhouseCoopers LLP
Our Board’s Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the 2026 fiscal year, and our Board is seeking stockholder ratification of the appointment. PwC is knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm. The Audit Committee considered the qualifications, performance, and independence of PwC; the quality of its discussions with PwC; and the fees charged by PwC for the level and quality of services provided during FY 2025 and has determined that the reappointment of PwC is in the best interest of our Company and our stockholders.

Tetra Tech 2026 Proxy Statement 7

Corporate Governance and Sustainability Program
Corporate Governance and Sustainability Program
Tetra Tech’s Mission, Purpose, and Core Principles
Our Mission: To be the premier worldwide high-end consulting and engineering firm, focusing on water, environment, and sustainable infrastructure.

Core Principles
Our core principles form the underpinning of how we work together to serve our clients.
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Service: Tetra Tech puts our clients first. We listen to better understand our clients’ needs and deliver smart, cost-effective solutions that meet those needs.

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Value: Tetra Tech takes on our clients’ problems as if they were our own. We develop and implement innovative solutions that are cost effective, efficient, and practical.

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Excellence: Tetra Tech brings superior technical capability, disciplined project management, and excellence in safety and quality to all our work.

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Opportunity: Our people are our number one asset. Our workforce includes leading experts in our fields. Our entrepreneurial nature and commitment to success provide challenges and opportunities for all our employees.

Purpose Tetra Tech will enhance the quality of life while creating value for customers, employees, investors, and partners.
Corporate Governance
Under the oversight of our Board of Directors, we have designed our Corporate Governance Program to ensure continued compliance with applicable laws and regulations, the rules of the Securities and Exchange Commission (SEC), and the listing standards of the Nasdaq Stock Market (Nasdaq); and to reflect best practices as informed by the recommendations of our outside advisors, the voting guidelines of our stockholders, the policies of proxy advisory firms, and the policies of other public companies.
We are committed to operating with honesty and integrity and maintaining the highest level of ethical conduct. We encourage stockholders to visit the Corporate Governance section on our website at investor.tetratech.com/governance/governance-overview, which includes the following corporate governance documents:
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Corporate Code of Business Ethics and Conduct

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Finance Code of Professional Conduct, which applies to our Chief Executive Officer (CEO) and all members of our finance department, including our Chief Financial Officer (CFO) and Chief Accounting Officer (CAO)

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Corporate Governance Policies (see page 16 of this proxy statement for more detail on our Corporate Governance policies)

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Charters for our Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance (NCG) Committee

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Stock Ownership Guidelines

Information on our website is not and should not be considered part of, nor incorporated by reference into, this proxy statement. You can also receive copies of these documents, without charge, by written request mailed to our Corporate Secretary at Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107.
We maintain a 24-hour hotline that is available to all employees for the anonymous, confidential submission of employee, whistleblower, and other complaints or concerns by telephone and internet. The hotline is operated by Navex Global, an independent third-party provider. All complaints go directly to our Chief Legal Officer and Chief Compliance Officer, all complaints relating to accounting, internal controls, or auditing matters also go directly to the Chair of our Audit Committee, and all other complaints go directly to the NCG Committee. Our Chief Legal Officer and Chief Compliance Officer provides regular reports on these complaints to the Audit Committee and NCG Committee. We also maintain an internal audit function that provides critical oversight over the key

Tetra Tech 2026 Proxy Statement 8

Corporate Governance and Sustainability Program
areas of our business and financial processes and controls and reports directly to the Audit Committee. Our Board has adopted a written “related person transactions” policy. Under the policy, the Audit Committee (or other committee designated by the NCG Committee) reviews transactions between Tetra Tech and “related persons.” Tetra Tech had no related person or related party transactions in FY 2025.
Tetra Tech conducts our business on the basis of the quality of our services and the integrity of our association with our clients and others. Our Corporate Code of Business Ethics and Conduct demonstrates our commitment to upholding the highest standards of ethical conduct in the pursuit of our business and applies to all our directors, officers, and employees. We require all directors, officers, and employees—and where necessary and appropriate—suppliers, contractors, and other business partners acting on our behalf, to complete periodic Code of Business Ethics and Conduct trainings. Our policies have been translated into five languages, and our employees are trained on and affirm their commitment to complying with the policies when they first join our Company and regularly thereafter.
Sustainability Program
Sustainability is an integral part of our global business, rooted in our internal culture and extending throughout our projects around the world. For nearly 60 years, we have leveraged cutting-edge expertise and the latest technology to deliver more sustainable solutions to clients and continually improve the way we do business. Through our Sustainability Program, we continue to enhance the sustainability of our daily practices, reduce our greenhouse gas (GHG) emissions, and provide an exceptional working environment for our employees across our global operations. As a signatory of the United Nations Global Compact (UNGC) on human rights, labor, environment, and anti-corruption, Tetra Tech embraces the UNGC Ten Principles.
We actively engage with our stakeholders, internally and externally, to encourage input on the importance of various sustainability issues to Tetra Tech and have incorporated input into our double materiality analysis and sustainability program. Our annual sustainability reporting and key metrics are aligned with the standards and practices of the Global Reporting Initiative (GRI) framework and the priorities we have set on ethics, professional development, and health and safety. We have supplier programs that integrate and emphasize sustainability in the procurement of goods and services and subcontracting for our projects. We have reported annually on GHG emissions for more than a decade, significantly reducing our emissions from program inception. In 2021, we expanded our reporting and set new goals for scope 1, 2, and 3 emissions.
Human Capital Metrics and Goals
Measure	Related GRI Performance Indicator	2024 Results	Change from 2023	2030 Goals
Professional Development Training	GRI 404-2	23,783 employees participated in Tetra Tech-sponsored professional development training from baseline	9,940 additional employees participated in Tetra Tech-sponsored professional development training	15,000 employees participate in Tetra Tech-sponsored professional development training
		36% of employees participated in Tetra Tech-sponsored professional development training in 2024	No change
Average Hours of Training Per Employee Per Year (All Training)	GRI 404-1	17.86 average hours of training per employee in 2024	21% increase
 Improvement from 2023     2030 target achieved     Maintained position from 2023

Tetra Tech 2026 Proxy Statement 9

Corporate Governance and Sustainability Program
Operational Results and Goals
Measure	Related GRI Performance Indicator	2024 Results	Change from 2023	2030 Goals
GHG Emissions from Operations	GRI 305-1; GRI 305-2; GRI 305-3; GRI 305-4; GRI 305-5	1.01 metric tons (MT) CO2e Scope 1 and 2 per employee	36% decrease from 2021 baseline1	50% reduction in GHG emissions from 2021 baseline
		Scope 1: 10,300.35 MT CO2e	24% decrease from 2021 baseline1
		Scope 2: 17,729.25 MT CO2e	34% decrease from 2021 baseline1
		Scope 32: 48,049.23 MT CO2e
Renewable Energy for Utilities	GRI 302-1; GRI 302-3; GRI 302-4	42%	21% decrease from 2023	100% of operations use renewable sources of energy for electricity
Water Use	GRI 303-1; GRI 303-2; GRI 303-3	1091.5 gallons (gl)/employee	No change	10% decrease from baseline
Percent of Enterprise and Project Data Stored in the Cloud	GRI 302-4	83.5%	30% increase	95% of enterprise and project data resides in the cloud
Energy from Renewables by Company’s Cloud Vendors	GRI 302-4	97.4%	0.4% increase	100% cloud data serviced by renewable energy
Enterprise Supply Chain Vendors Vetted for Cybersecurity Standards	GRI 302-4	100%	18% increase	100% enterprise supply chain vendors vetted for cybersecurity standards
Enterprise Platforms Evaluated for Accessibility	GRI 417-1	91%	No change	100% enterprise platforms evaluated for accessibility

1 GHG comparison is to the recalculated 2021 baseline which includes data from RPS businesses that were acquired in January 2023.
2 We currently include Categories 1, 2, 3, 4, 5, 6, 7, and 15 in our Scope 3 GHG emissions data. In 2024 we expanded the data sets for these categories.
 Improvement from 2023     2030 target achieved     Maintained position from 2023
Our Sustainability Program is led by our Chief Sustainability Officer, who has been appointed by our Board of Directors and is supported by corporate and operations representatives through our Sustainability Council. We continuously review sustainability-related policies and practices, integrate input from stakeholders, and assess the results of our efforts in order to make future improvements. Tetra Tech’s Board of Directors reviews and approves the Sustainability Program and evaluates our progress as outlined in Tetra Tech’s Sustainability Report.

Tetra Tech 2026 Proxy Statement 10

Human Capital Management
Human Capital Management
Tetra Tech brings together engineers and technical specialists from all backgrounds to solve our clients’ most challenging problems. At the end of FY 2025, we had more than 25,000 employees worldwide. A large percentage of our employees have technical and professional backgrounds and undergraduate and/or advanced degrees. Our professional staff includes, but is not limited to, analysts, archaeologists, architects, biologists, chemical engineers, chemists, civil engineers, computer scientists, data scientists, digital engineers, economists, electrical engineers, environmental engineers, environmental scientists, geologists, hydrogeologists, mechanical engineers, oceanographers, project managers, software engineers, statisticians, and toxicologists.
Health and Safety
We are committed to providing and maintaining a healthy and safe work environment for our employees. We provide training to employees to support the safe execution of their work and improve their understanding of behaviors that can be perceived as discriminatory, exclusionary, and/or harassing and provide safe avenues for employees to report such behaviors. We implement best practices and comply with local regulatory requirements. Our people understand acceptable workplace behavior as covered in our Corporate Code of Business Ethics and Conduct. Further, as health and safety has always been a fundamental value at Tetra Tech, we report on two standard metrics: Lost Workday Incident Rate (LWDIR) and Total Recordable Incident Rate (TRIR). We have added two metrics that measure employee engagement in our health and safety outreach programs and trainings and developed goals for these metrics, as reported in our 2025 Sustainability Report.
Health and Safety Results and Goals
Measure	Related GRI Performance Indicator	2024 Results	Change from 2023	2030 Goals
Lost Workday Incident Rate (LWDIR)	GRI 403-2	LWDIR 0.12, 60% better than industry average	18% increase against industry average	Continual improvement toward achieving and maintaining a zero LWDIR and a TRIR better than the industry average4
Total Recordable Incident Rate (TRIR)		TRIR 0.37, 54% better than industry average	26% increase against industry average
Employee Participation: Training Completed	GRI 404-6	96,264 H&S-related training modules completed by employees	59% increase	10% increase from baseline

3 H&S metrics are based on operational entities as defined for incident tracking
4 NAICS Code 541 Professional, Scientific, and Technical Services, BLS Data 2023
 Improvement from 2023     2030 target achieved
We believe supporting a safe and inclusive workplace is everyone’s responsibility in every office and on every project. In 2024, the most recent year for which full year data is available, our enterprise-wide TRIR was 0.37, which is 54 percent better than the industry average, and LWDIR was 0.12, which is 60 percent better than the industry average. In 2024 employees completed approximately 90,000 health and safety-related training modules in multiple languages. In addition, multiple Tetra Tech operating units achieved the U.S. National Safety Council Perfect Record award criteria for working at least 12 consecutive months without incurring an occupational injury or illness that resulted in days away from work. This achievement represented over 31 million hours worked without a lost workday event. Furthermore, our 2025 Safety Month campaign saw over 2 million engagements across all internal and external platforms.

Tetra Tech 2026 Proxy Statement 11

Human Capital Management
Professional Development
Tetra Tech invests in the continuing professional development of all our employees. This investment enables us to attract and retain the caliber of talent that is integral to our success as a high-end professional consulting and engineering company that is Leading with Science. We also have one of the lowest employee turnover rates in our industry.
Professional development is essential to the successful performance of high-end projects and collaborative multidisciplinary team delivery of responsive solutions. Working on challenging, innovative, and technically cutting-edge projects enhance our employees’ professional development and growth. Our work encompasses many sustainable, societal, and beneficial outcomes that enable our employees to make positive contributions that benefit society. Technically innovative projects also provide an opportunity for our employees to “advance the science” in leading applications of our expertise to water, environment, and sustainable infrastructure. We encourage our employees to develop patents, where appropriate, and to publish journal articles in their field of expertise, often in collaboration with our clients. With our 500 offices worldwide, our employees can meaningfully contribute to improving the quality of life for the communities in which they work and live.
Tetra Tech’s My Training Hub provides all employees with access to training, technical exchange and collaboration, and skill development resources through its customized Learning Management System, providing professional development opportunities for employees at all levels of the company throughout their careers. Technology skills development includes access to a series of live webcasts and recorded technology transfer sessions. Companywide networking events provide interactive skills development activities. Employees are also provided with access to training in leadership development, project management skills, and interpersonal skills development. The well-being of all our employees is a unifying theme across our business. For instance, we hold an annual month-long wellness challenge which encourages and enables participation from colleagues with all levels of fitness and ability to take part in various wellness activities. Our Corporate Information Technology team provides software training and skills development modules, as well as cybersecurity training to all employees. Tetra Tech also supports and provides funding for our employees to achieve discipline-specific training, certifications, and accreditation programs across the Company. Programs such as specific health and safety programs, hazardous waste investigation, environmental certifications, and professional certifications are encouraged as per client, project and professional development needs.
In addition, we have specific focused programs which are designed, taught, and facilitated by accredited external resources, as well as Tetra Tech leadership, technical experts, and experienced program managers. These programs include:
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Leadership Academy—Tetra Tech’s Leadership Academy develops our high potential employees from around the world into outstanding business leaders. Instructors for this intensive, year-long program are executive management and operational leaders from within the Company. Participants are immersed in all aspects of the operations of the Company and complete challenging, real-world assignments designed to hone their leadership and management skills. Completion is personally certified by the Company’s CEO and Chairman of the Board.

•
Project Management Training Program—Tetra Tech develops project managers who are world class in their abilities and performance. Tetra Tech’s Project Excellence Steering Committee (PESC) sponsors the development and implementation of our comprehensive Project Management Training Program. The training program has been designed to address all areas of the project life cycle. Tetra Tech’s Project Management Training Program is available to all employees and is focused on professional development, techniques for managing high-end projects and how to employ enterprise systems, dashboards, and proprietary technology tools. Our Project Management Training Program provides comprehensive training in high-end project leadership skills through on-line training, virtual workshops, and in-person events where attendees progress through three development tiers.

•
Executive Development Initiative—Tetra Tech further develops our senior-level leaders into effective, well-rounded executives. Participants complete a variety of assessments, including 360 reviews, and engage in extensive career development mentoring, which result in development goals and opportunities for greater engagement throughout the Company and leadership of our employees around the world.

•
Fearless Entrepreneur Program—Tetra Tech develops employees into client-oriented, business-minded professionals who are driven to understand and meet the needs of our clients. Through this company-wide program, developing professionals are challenged and mentored through a process of building client relationships. Participants take part in group discussions in a classroom setting and then are required to implement learned strategies with actual and potential clients. This program is led by senior operations management and completion is certified by an executive officer of the Company.

•
Tetra Tech Technology Transfer (T4) and ToolTalk Webcast Series—Tetra Tech holds technology focused webcasts accessible to all employees around the world, to provide information and resources to improve their use of emerging technologies, including advances in artificial intelligence, and hone their skills to apply and develop innovative solutions.

Tetra Tech 2026 Proxy Statement 12

Human Capital Management
Through the T4 and ToolTalk webcast series, Tetra Tech experts and academics present and lead discussions about emerging technologies and programs, best practices, and opportunities for growth across the Company. All employees are invited to participate in the live presentations or view webcast recordings, ensuring that we are growing the knowledge, expertise, and leadership of our employees around the world.
•
Tech 1000 Challenge— The Tech 1000 Challenge is a competition among one thousand of the company’s staff to create the most innovative, technology focused solution to a real client challenge. The event brings together employees from around the world to team up and vie for the top technology solutions that address our clients’ needs. Participants from across our markets form teams to focus on client needs, receive briefings on our Tetra Tech Delta technologies and AI tools from their peers, and hone their skills in designing strategies and pitching client solutions. Participants are provided in-depth training on technology, marketing, branding, tools development, and software business practices. Top ranked teams also receive mentoring and support to further develop their ideas. Access to technology briefings and tools is also extended to all employees as part of the challenge event.

•
Discipline Specific Training and Accreditation—Tetra Tech supports our employees in discipline specific training, certifications, and accreditation programs across the Company. Programs such as specific health and safety programs, hazardous waste investigation, environmental certifications, and professional certifications are encouraged as per client, project, and professional development needs.

•
Tetra CONNECT—Tetra Tech holds an annual companywide virtual event available to all employees to celebrate our achievements, expand global networking, gain knowledge to advance our skills, enhance our projects, and strengthen our culture. The event features panel discussions about our projects, workshops highlighting the most exciting technology tools in our industry, networking opportunities to meet colleagues from across the world, skills labs to hone technical and management skills, and other programming focused on the Company and who we are. In addition, the event celebrates our annual excellence and achievement award winners in project management, technical achievement, marketing and business development, health and safety, and community service; stories of innovation and dedication from employees in a TED talk-like format; and how we are improving lives through Tetra Tech’s long-standing partnership with Engineers Without Borders.

By offering our employees meaningful work and continuous career development opportunities, Tetra Tech is well positioned to continue our growth through recruitment, development, and retention of the best talent in the industry.

Tetra Tech 2026 Proxy Statement 13

Our Board of Directors
Our Board of Directors
Our Board of Directors is responsible for overseeing, counseling, and directing management in serving the long-term interests of our Company and stockholders, with the goal of building long-term stockholder value and ensuring the strength of our Company for our clients, employees, and other stakeholders. In this capacity, the Board’s primary responsibilities include establishing an effective Corporate Governance Program with a board and committee structure that ensures independent oversight; overseeing our business, strategies (including mergers and acquisitions), and risks; maintaining the integrity of our financial statements; evaluating the performance of our senior executives and determining their compensation; undertaking succession planning for our CEO, other senior executives, and directors; and reviewing and approving our Annual Operating Plan (AOP) and significant strategic and operational objectives and actions.
Board Composition
Our bylaws provide that our Board shall consist of between five and 10 directors, with the exact number fixed from time to time by Board resolution. We believe a limited number of directors helps maintain personal and group accountability. The Board currently consists of eight members. Our Board is majority independent in composition and outlook. Mr. Feeler and Ms. Hardwick joined our Board following the end of 2025. All our current directors, with the exception of Ms. Obiaya and Dr. Ritrievi, have been nominated for election by the Board of Directors upon recommendation by the NCG Committee.
Board Meetings and Attendance
During FY 2025, our Board of Directors held eight meetings. During that period, all the incumbent directors attended or participated in at least 75% of the total number of meetings of the Board and of the committees of the Board on which each of those directors served during the period for which each of them served. Our directors are strongly encouraged to attend the 2026 Annual Meeting, and all directors then in office attended the 2025 Annual Meeting.
Corporate Governance Policies
Our corporate governance policies, listed in the following table, are reviewed at least annually and amended from time to time to reflect the beliefs of our Board, changes in regulatory requirements, evolving best practices, and recommendations from our stockholders and advisors.
Corporate Governance Policies
Matter	Description of Policy
Board Composition
•
Reasonable Size. Our Board shall be between five and 10 directors.

•
No Over-boarded Directors. Our directors sit on three or fewer boards of other public companies.

•
Mandatory Retirement. Our Board has fixed the retirement age for directors at 75.

•
Tenure Limit. Our Board has set the maximum tenure for non-employee directors at 12 years, except that the maximum tenure is 15 years for directors whose service began prior to 2014.

Director Independence
•
Majority Independent. A majority of our directors satisfy Nasdaq independence standards.

•
Regular Executive Sessions. Our independent directors meet in executive session following each regular meeting of the Board, each meeting of the Audit Committee, and certain other committee meetings.

Board Leadership Structure
•
Robust Presiding Director Role. Since our CEO is also Chairman, our independent directors select one of themselves to serve on a rotating basis as Presiding Director, with established roles and responsibilities. See the Board Leadership Structure section following this table on page 18 for further details.

•
Annual Review. The Board annually appoints a Chair and determines whether the positions of Chair and CEO will be held by one individual or separated.

Tetra Tech 2026 Proxy Statement 14

Our Board of Directors
Matter	Description of Policy
Board Committees
•
Independence. Board committees are comprised only of independent directors.

•
Governance. Board committees act under written charters that are evaluated by the Board annually that set forth their purposes and responsibilities. The charters allow for the engagement, at our expense, of independent legal, financial, or other advisors the directors deem necessary or appropriate.

•
Attendance. Directors prepare for and are expected to attend all meetings of the Board and its committees on which they serve and are strongly encouraged to attend all Annual Meetings.

Director Qualifications	• Relevant Experience. The NCG Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the directors.
Board Duties
•
Strategic Planning. Our Board oversees our strategic planning process and works with management to plan, schedule and discuss the components of the annual Strategic Plan.

•
Succession Planning. Our Board conducts executive and director succession planning annually, including progress in current job position and career development in terms of strategy, leadership, and execution.

•
Financial Reporting, Legal Compliance, and Ethical Conduct. Our Board maintains governance and oversight functions, but our executive management maintains primary responsibility.

•
Stock Ownership Guidelines. To align the interests of stockholders with the directors and executive officers, our Board has established stock ownership guidelines applicable to executive officers and directors.

Continuous Board Improvement
•
New Director Orientation. All new directors participate in an orientation program to familiarize them with our Company.

•
Continuing Education. Directors continue their education through meetings with executive management and other managers to enhance the flow of meaningful financial and business information. They also are given presentations to assist with their continuing education. Directors also attend outside director education programs to stay informed about relevant issues.

•
Annual Evaluations. The NCG Committee oversees an annual self-assessment process for the Board and its committees to ensure our Board and each of the committees are functioning effectively.

Director Independence
Upon recommendation of the NCG Committee, our Board of Directors has determined that Mr. Birkenbeuel, Mr. Feeler, Mr. Gandhi, Ms. Hardwick, and Ms. Volpi are each independent under the criteria established by Nasdaq for director independence. The Board also determined that each of Mr. John Douglas, Ms. Ritrievi and Ms. Obiaya, who each served on our Board during fiscal year 2025, were independent under the criteria established by Nasdaq for director independence. Mr. Batrack is not independent because he is serving as our CEO.
All members of our Audit, Compensation, and NCG committees are independent directors. In addition, the members of the Audit Committee and Compensation Committee each meets the additional independence criteria required for membership on those committees under applicable Nasdaq listing standards. The Board also has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules.
Board Leadership Structure
Our Board of Directors does not have a policy with respect to whether the roles of Chairman and CEO should be separate or combined. We currently have a combined Chairman/CEO role as well as an independent Presiding Director. We believe that the combined Chairman/CEO role is appropriate at this time because it allows for one individual to lead our Company with a cohesive vision, the ability to execute that vision, and the understanding of the significant enterprise risks that need to be mitigated or overcome to achieve that vision.
Balancing our combined Chairman/CEO is our Presiding Director, who is independent and has critical duties to ensure effective and independent oversight of Board decision making. The Board has determined that the role of Presiding Director will rotate to ensure

Tetra Tech 2026 Proxy Statement 15

Our Board of Directors
independence and will be elected annually, with a maximum term of four years. At a meeting in July 2024, the independent directors elected Ms. Volpi to serve as Presiding Director.
Our governance policies describe the Presiding Director’s duties, which delineate clear responsibilities to ensure independent stewardship of our Board, as summarized below.
Presiding Director Roles and Responsibilities

•
Schedule meetings of the independent directors

•
Chair separate, executive session meetings of the independent directors

•
Serve as principal liaison between independent directors and Chairman/CEO

•
Communicate with Chairman/CEO and disseminate information to remaining directors as appropriate

•
Provide leadership to the Board of Directors if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict with the Company

•
Be available, as appropriate, for consultation and direct communication with major stockholders

•
Oversee, with the NCG Committee, the annual self-evaluation of the Board

Supplementing the Presiding Director are our committee chairs and members, all of whom are independent. With the Compensation Committee conducting a rigorous annual evaluation of the CEO’s performance, which is discussed by all independent directors during executive sessions, we believe our Board leadership structure provides independent oversight of our Company.
Board Committees
Each of our Board committees has a separate written charter that describes its purpose, membership, meeting structure, authority, and responsibilities. These charters, which can be found in the Governance Overview section of our website at investor.tetratech.com/governance/governance-overview, are reviewed annually by the respective committee, with any recommended changes adopted upon approval by the Board.
The Board has three standing committees consisting solely of independent directors, each with a different independent director serving as chair of the committee. Our standing committees are the Audit Committee, the Compensation Committee, and the NCG Committee. Board committee meetings are held sequentially (i.e., committee meetings do not overlap with one another) and enable each of our Board members to attend each committee meeting. We believe this practice is highly beneficial to our Board specifically and to the Company in general because each of our Board members is aware of the detailed work conducted by each Board committee. This practice also affords each of our Board members the opportunity to provide input to each committee before any conclusions are reached.

Tetra Tech 2026 Proxy Statement 16

Our Board of Directors
The primary responsibilities, membership, and meeting information for our three standing committees are summarized below.
Standing Committees of the Board of Directors
Audit Committee
Meetings in FY 2025: 4	Average Attendance in FY 2025: 100%

Chair
Gary R. Birkenbeuel
Members
Jeffrey R. Feeler
M. Susan Hardwick
Kimberly E. Ritrievi
Kirsten M. Volpi
All members satisfy the audit committee experience and independence standards required by Nasdaq and have been determined to be financially literate.
Each member of the Audit Committee has been determined to be an “audit committee financial expert” under applicable SEC regulations.

Responsibilities
•
Review our significant accounting principles, policies, and practices in accounting for and reporting our financial results under generally accepted U.S. accounting principles

•
Review our annual audited financial statements and related disclosures

•
Review management letters or internal control reports and review our internal controls over financial reporting

•
Review the effectiveness of the independent audit effort

•
Appoint, retain, and oversee the work of the independent accountants

•
Pre-approve audit and permissible non audit services provided by the independent registered public accounting firm

•
Review our interim financial results for each of the first three fiscal quarters

•
Review management’s analysis of significant accounting issues, changes, estimates, judgments or unusual items relating to financial statements and critical accounting policies

•
Be directly responsible for our internal Management Audit Department, approve its audit plan, and review its reports

•
Review and discuss financial, liquidity, tax and treasury, litigation, and Sarbanes Oxley Act of 2002 compliance matters in accordance with our enterprise risk management (ERM) policy

•
Oversee compliance audit of our ERM program implementation

•
Review our programs to manage, monitor and mitigate significant business risks, including cyber security risks

•
Review and oversee related party transactions

•
Review our ethics and compliance program

•
Review all hotline complaints relating to accounting, internal controls, or auditing matters

•
With the Compensation Committee, approve the compensation of our CFO

•
Review and establish procedures for receipt, retention, and treatment of complaints regarding accounting, internal controls, auditing, and related matters

•
Prepare the annual Audit Committee Report to be included in the proxy statement

•
Meet at least quarterly with the independent accountants, and if necessary, the CFO or a member of the Management Audit Department

Tetra Tech 2026 Proxy Statement 17

Our Board of Directors
Nominating and Corporate Governance Committee
Meetings in FY 2025: 4	Average Attendance in FY 2025: 100%
Chair Prashant Gandhi Members Gary R. Birkenbeuel M. Susan Hardwick Christiana Obiaya All members satisfy the independence standards required by Nasdaq.
Responsibilities
•
Develop criteria for nominating and appointing directors, including board size and composition; corporate governance policies; and individual director expertise, attributes, and skills

•
Recommend to the Board the individuals to be nominated as directors

•
Recommend to the Board the directors to be selected for service on the Board committees

•
Develop, annually assess, and make recommendations to the Board concerning appropriate corporate governance policies

•
Oversee an annual review of the performance of the Board and each committee and report the results thereof to the Board

•
Review annually the adequacy of the committee charters and recommend to the Board proposed changes

•
Support the Board in reviewing succession plans relating to the positions held by executive officers and directors

•
Review our Corporate Code of Business Ethics and Conduct and anti-fraud policies in accordance with our ERM policy; and consider any conflict-of-interest issues between the Company, its directors or executive officers

•
Review all non-financial hotline complaints

•
Consider any conflict-of-interest issues between the Board or executive officers and the Company

Compensation Committee
Meetings in FY 2025: 4	Average Attendance in FY 2025: 100%

Chair
Kirsten M. Volpi
Members
Jeffrey R. Feeler
Prashant Gandhi
Christiana Obiaya
Kimberly E. Ritrievi
All members satisfy the independence standards required by Nasdaq.
All members qualify as “nonemployee directors” under Rule 16b-3 of the Exchange Act.

Responsibilities
•
Review and approve the annual base salaries and annual incentive opportunities of the CEO and other executive officers, including an evaluation of the performance of the executive officers in light of our performance goals and objectives

•
Review and approve all other incentive awards and opportunities, any employment agreements and severance arrangements, any change in control agreements, and any special or supplemental compensation and benefits as they affect the executive officers

•
Review and discuss comments provided by stockholders and proxy advisory firms regarding our executive compensation

•
Monitor compliance with requirements under the Sarbanes Oxley Act of 2002 relating to loans to director and executive officers, and with all other applicable laws affecting employee compensation and benefits

•
Oversee our compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters

•
Review director and executive officer stock ownership under our stock ownership guidelines

•
Make recommendations to the Board on changes in the compensation of nonemployee directors

•
Review and discuss incentives and rewards in accordance with our ERM responsibility matrix

•
Make recommendations to the Board with respect to incentive-based compensation plans, equity-based plans, and executive benefits

•
Review and approve all grants of equity awards

•
Review and discuss the annual Compensation Discussion and Analysis and Compensation Committee Report to be included in the proxy statement

•
Select, retain and work with the independent compensation consultant

Tetra Tech 2026 Proxy Statement 18

Our Board of Directors
Executive Sessions
Our Board believes it is important to have executive sessions without our CEO being present, which are scheduled after every regular meeting of the Board. Our independent directors have robust and candid discussions at these executive sessions during which they can critically evaluate the performance of our Company, CEO, and management.
In addition, executive sessions of the Audit Committee are scheduled following each regular meeting of the Audit Committee (with our independent auditors, with the head of our internal audit department, and with executive management, if deemed necessary). An executive session of the Compensation Committee is scheduled following the Compensation Committee meeting each November, at which executive compensation determinations are made. The NCG Committee also holds executive sessions at its discretion.
Oversight of Risk Management
Enterprise Risk Management and Strategic Risks
We believe that risk is inherent in the pursuit of long-term growth opportunities. Our management is responsible for day-to-day risk management activities. The Board of Directors is responsible for the oversight of our risk management. With this oversight, we have implemented an Enterprise Risk Management (ERM) program with practices and policies designed to help manage the risks to which we are exposed in our business and to align risk taking appropriately with our efforts to increase stockholder value.
Our Corporate Risk Management Officer reports the status of the ERM program to the Board on a semiannual basis, in addition to quarterly reports to the Audit Committee. The reports address our risk management effectiveness, projects that might significantly impact our financial condition, and any new risk issues and mitigation measures that have been implemented. The Board receives regular updates from our Chief Information Officer on the overall cybersecurity risk environment, including our Company’s enterprise-wide cybersecurity governance, risk assessment results and key initiatives.
Other committees of the Board oversee certain categories of risk associated with their respective areas of responsibility to better coordinate with management and serve the long-term interests of our stockholders. The reports the Board receives from the committees covering topics discussed at their meetings include any discussion of the areas of risk overseen primarily by each committee.
In addition, the Board participates in regular discussions with our senior management on several core subjects in which risk oversight is an inherent element, including strategy, operations, finance, mergers and acquisitions (M&A), and legal matters. The Board believes the leadership structure described in the Board Leadership Structure section on page 18 of this proxy statement facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Presiding Director and working through its committees, to participate actively in the oversight of management’s actions.
Major Areas of Oversight of the Board and Standing Committees
Risks Associated with Compensation Policies and Practices
As described in the Compensation Discussion and Analysis section on page 36 of this proxy statement, we maintain what we believe are best practices in compensation and corporate governance that collectively encourage ongoing risk assessment and mitigation.

Tetra Tech 2026 Proxy Statement 19

Our Board of Directors
The Compensation Committee regularly reviews our executive compensation program to ensure it does not provide incentives that encourage our employees to take excessive risks in managing their respective business or functional areas. Our compensation program includes the following safeguards:
•
The program balances executive retention with rewarding stockholder value creation

•
The majority of executive compensation is at risk, with a mix consistent with market practices and primarily equity based to promote long-term performance and long-term decision making

•
The incentive mix is balanced, with short- and long-term performance metrics that do not overlap, cover different time periods, and are balanced among annual financial objectives and long-term economic and stockholder value creation

•
Our annual incentive plan (AIP) and LTIs appropriately balance profitable growth in the near term with sustainable long-term financial success, use multiple performance metrics, measure performance at multiple levels (corporate, business group, and individual), and provide realized compensation based primarily on our performance

•
The Compensation Committee may exercise discretion to adjust the objective, formulaic AIP awards based on individual performance

•
AIP payouts are not guaranteed and are subject to maximum payout caps

•
Our incentive metrics and performance goals have multiple approval and oversight levels, including approval by members of the Compensation Committee

•
Our performance stock unit (PSU) awards have overlapping performance periods, are performance based, use multiple performance metrics, are subject to maximum payout caps to encourage appropriate performance focus and to limit potential risk taking, and cliff vest at the end of three years

•
Our change of control plan is market aligned, with change of control benefits provided on a double trigger basis that do not provide excessive incentive to seek a transaction and are not grossed up for excise taxes

•
Our clawback policy and stock ownership guidelines are consistent with market practices and aligned with regulatory requirements (where applicable)

•
Our stock ownership guidelines, annual stock awards, and vesting provisions create sustained and consistent ownership stakes

Based on these and other factors as well as on the advice of its independent compensation consultant, the Compensation Committee has concluded that our compensation policies and practices strike an appropriate compensation risk balance, do not encourage excessive risk taking, and do not as a whole create risks that are reasonably likely to have a material adverse effect on our Company.
Succession Planning
Our Board is involved in the identification and cultivation of our future leaders. We maintain an annual performance review process and leadership development program for our key employees. Management develops leadership at all levels of our organization by identifying core talent, cultivating the skills and capabilities that will allow identified individuals to become our future leaders, assessing their development, and identifying gaps and developmental needs in skills and experience. At its meetings, the Board has the opportunity to meet with leaders and employees throughout our Company, including business group leaders and employees in finance, legal, information technology, risk management, strategy, health and safety, and human resources.
The Board is responsible for conducting executive succession planning annually, including progress in current job position and career development in terms of strategy, leadership, and execution. During this review, the CEO and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the candidates with the highest potential. This process ensures continuity of leadership over the long term and forms the basis on which we make ongoing leadership assignments. In addition, the NCG Committee is responsible for conducting director succession planning and the selection of director nominees as discussed below.
Director, Board, and Committee Evaluations
The NCG Committee oversees and conducts an annual evaluation of our directors, Board, and Board committees. For the Board, the comprehensive self-assessment covers areas such as effectiveness, composition, culture, resources, and meetings. Each of the topics is scored from 1 (Needs Improvement) to 5 (Role Model), with 3 being Acceptable. As part of this process, the Presiding Director

Tetra Tech 2026 Proxy Statement 20

Our Board of Directors
also has an individual conversation with each director to discuss their qualitative comments and thoughts. The Board then discusses each topic, with a particular focus on any topic that has received a score of 3 or less from any director.
The directors also comment on the Board’s most significant contributions to the Company during the last 12 months, the most important issues for the Board to address in the next 12 months, and any areas in which the Company could improve the Board’s management practices. Those comments result in action items that are placed on the agenda and addressed in subsequent Board meetings.
For each of the committees, the self-assessment covers areas such as committee composition, effectiveness, structure, information and resources, and meetings. As with the Board self-assessment, each of the areas is scored from 1 to 5. The members of the committee also comment on the committee’s greatest contribution to the Company during the last 12 months and the most important issues for the committee to address in the next 12 months. The chair of each committee then leads a discussion of each area among the committee members, with a particular focus on any area that has received a score of 3 or less from any committee member. The comments result in action items that are placed on the agenda and addressed in subsequent committee meetings.
Many of the improvements in our corporate governance practices and board and committee processes have resulted from this annual evaluation process. Our Board views the annual evaluation process as an integral part of its commitment to cultivating excellence and best practices in its performance.
Selection of Director Nominees
Director nominees are generally recommended to the Board by the NCG Committee for election to the Board. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, provide a mix of complementary experience, knowledge, and abilities that enables our directors to effectively fulfill their oversight responsibilities.
In considering whether to recommend a candidate as a director nominee, the NCG Committee applies the criteria described in our governance policies, including independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the NCG Committee takes into account many factors, including a general understanding of business development and strategy, risk management, finance, financial reporting, and other disciplines relevant to the success of a publicly traded company in the then current business environment; understanding of our business and the issues affecting it; relevant education and professional background; and personal accomplishment. The NCG committee does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, and a candidate’s background and personal experience, while important, does not necessarily outweigh other attributes or factors the NCG Committee considers in evaluating candidates. The NCG Committee does not assign specific weights to the criteria, and no particular criterion is necessarily applicable to all nominees.
In recommending candidates for election to the Board of Directors, the NCG Committee considers nominees recommended by directors, officers, stockholders, and others using the same criteria to evaluate all candidates. The NCG Committee reviews each candidate’s qualifications, including whether the candidate possesses any of the specific qualities and skills desirable in members of the Board of Directors. Evaluations of candidates generally involve a review of background information, internal discussions, and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the NCG Committee recommends the candidate for consideration by the full Board. The Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Stockholder Submission of Director
Stockholders may recommend director candidates by submitting candidates’ names, together with their qualifications, to NCG Committee Chair, c/o Corporate Secretary, Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107. To be considered at the 2027 Annual Meeting, stockholder nominations must comply with the notice procedures and other requirements of our bylaws as described under “Submission of Stockholder Items for 2027 Annual Meeting” in the Meeting and Voting Information section of this proxy statement.

Tetra Tech 2026 Proxy Statement 21

Our Board of Directors
Director Qualifications
Qualifications that are particularly desirable for our directors to possess in order to provide oversight and stewardship of our Company include those listed in the table.
Desirable Director Qualifications
Qualification	Description	Value to Our Board and Stockholders
Senior Leadership Experience	Service in a senior executive position	Provides us with valuable external perspectives with which to assess our operations, execute our strategies, mitigate related risks, and improve our policies and procedures.
Industry and Technical Expertise	Experience in consulting and engineering and related services	Allows us to better understand the needs of our clients in developing our business strategies as well as to evaluate acquisition and divestiture opportunities.
Government Client Regulatory Experience	Service in a position that requires interaction with government clients
Provides us with experience and insight into working constructively with government agencies and administrators and addressing significant public policy and regulatory compliance issues in areas related to our business and operations.

Business Development and M&A Experience	Background in business development and in the analysis of proposed M&A transactions
Provides us with insight into developing and implementing strategies for growing our business through combinations with other organizations, including analyses of the “fit” of a proposed acquisition with our Company’s strategy, the valuation of the transaction, and the management plan for integration with existing operations.

Financial Sophistication	Understanding of accounting, auditing, tax, banking, insurance, or investments	Helps us oversee our accounting, financial reporting, and internal control processes; manage our capital structure; optimize capital allocation; and undertake significant transactions.
Public Board Experience	Prior or concurrent service on other SEC reporting company boards
Demonstrates understanding of the extensive and complex oversight responsibilities of directors and helps reinforce management accountability for maximizing long-term stockholder value. Also provides insights into a variety of strategic planning, compensation, finance, and governance practices.

Innovation / Technology Experience	Domain expertise and skill, technology/innovation, and practical experience with tech transformation and disruption	Allows us to better understand and anticipate technical trends, generate disruptive innovation, and extend and create new business models.
International Operations Experience	Experience with global companies, especially those with operations in Australia, Canada and Europe
Provides us with insight into the conduct of global operations, including an understanding of business environments and economic conditions and cultures and a broad perspective on global business opportunities.

Risk Oversight Experience	Practical experience in risk governance, ERM framework, and knowledge/understanding of risk monitoring and mitigation, including cybersecurity	Helps us understand ERM program structures as well as practices and policies designed to identify and manage risks and to properly align risk taking with overall governance and operations.
Talent Management / Compensation Experience	Practical experience developing, managing, motivating, and compensating employees
Provides us with insight into cultivating an inclusive culture consistent with our values and purpose, providing an engaging work environment, attracting top talent, investing in our employees, supporting their career development, and remaining competitive in the marketplace.

Tetra Tech 2026 Proxy Statement 22

Our Board of Directors
The graph below shows the qualifications of our FY 2026 director nominees.
Board Refreshment
Our governance policies reflect our belief that board refreshment is achieved through a variety of practices. In particular, the Board has set the maximum tenure for non-employee directors at 12 years, except that the maximum tenure is 15 years for directors whose service began prior to 2014 to facilitate the transfer of institutional knowledge and provide for productive board refreshment upon adoption of the tenure requirement. Tenure limits serve to facilitate fresh ideas and viewpoints being consistently brought to the Board, while still allowing sufficient time for directors to develop insight into our strategies, operations, and risks and to provide valuable contributions to Board deliberations.
We have adopted the policies shown in the table below to facilitate refreshment of our Board and ensure that it continues to appropriately challenge our management.
Policies Supporting Board Refreshment
Policy	Description
Mandatory Director Resignation	Incumbent directors who are not elected by a majority vote of the votes cast by our stockholders must promptly tender their resignation to the Board.
Mandatory Retirement	The Board has fixed the retirement age for directors at 75 (determined as of the Annual Meeting following the director’s birthday).
Tenure Limit	The Board has set the maximum tenure for non-employee directors at 12 years, except that the maximum tenure is 15 years for directors whose service began prior to 2014.
Resignation Tendered upon Retirement or Change in Principal Employment
Directors who retire from or change their principal occupation or business association must offer to tender their resignation to the chair of the NCG Committee so that there is an opportunity for the Board, through the NCG Committee, to review the continued appropriateness of Board membership under the new circumstances.

Overboarding	Without specific approval from the Board, no director may serve on the boards of more than three other public companies.

Tetra Tech 2026 Proxy Statement 23

Our Board of Directors
The graph below shows the tenure of our FY 2026 independent director nominees.
Active Stockholder Engagement and Communication Policy
Governance Engagement
We value our stockholders’ opinions about our governance policies and practices and actively solicit input through our stockholder engagement program. In advance of the 2026 Annual Meeting, we proactively contacted our largest institutional stockholders, representing a majority of our then outstanding shares, to solicit their views on our corporate governance and, executive compensation programs. We welcome feedback on our Corporate Governance Program that this active and ongoing engagement with stockholders provides.
Contacting the Board
Stockholders may contact our Board, Chairman, Presiding Director, any committee or committee chair, or any other individual director concerning business related matters by writing to Board of Directors (or a particular subgroup or individual director), c/o Corporate Secretary, Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107 or via email to TES.AskTheBoard@tetratech.com.
All such communications will be reviewed by the Secretary or their designee for the sole purpose of determining whether the contents represent a message to the Company’s directors. The Secretary will forward copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or its committees or that they otherwise determine requires the attention of any member, group or committee of the Board. The Secretary will not forward junk mail, job inquiries, business solicitations, offensive or otherwise inappropriate materials.

Tetra Tech 2026 Proxy Statement 24

Item 1: Election of Directors
Item 1: Election of Directors
Our bylaws provide for a board of between five and 10 directors, with the exact number fixed from time to time by a resolution of our Board. The Board currently has fixed the number at eight directors. At the time of the Annual Meeting, the number of directors will be fixed at six directors. Each of the director nominees is currently a member of our Board of Directors and, other than Mr. Feeler and Ms. Hardwick who joined our Board in December 2025, was elected to our Board of Directors at the 2025 Annual Meeting. Mr. Feeler and Ms. Hardwick are standing for election to the Board of Directors for the first time. Each of them was initially identified to the Board of Directors as a potential director nominee by professional search firms. The NCG Committee then assessed the potential candidacy of Mr. Feeler and Ms. Hardwick in light of the director criteria included in our Corporate Governance Policies. Each member of the Board of Directors interviewed Mr. Feeler and Ms. Hardwick. Following these interviews, the Board of Directors then met, discussed and approved the appointments of Mr. Feeler and Ms. Hardwick to the Board.
Each director elected at the 2026 Annual Meeting will serve until our 2027 Annual Meeting and until their respective successors are duly elected and qualified or until his or her resignation or removal. Each of the nominees has consented to being named in this proxy statement and to continue serving if elected. If any nominee is unable or unwilling to stand for election or serve as a director if elected, the persons named as proxies may vote for a substitute nominee designated by our existing Board of Directors, or our Board may choose to reduce its size.
Vote Required
Our bylaws provide that each director nominee will be elected at the Annual Meeting if they receive a majority of the votes cast with respect to their election in an uncontested election like this one. Consequently, in order to be elected, a nominee must receive more votes “for” than “against” their election. Abstentions and broker non-votes will have no effect on the outcome of the vote.
Under Delaware law, if an incumbent director is not re-elected at a meeting of stockholders at which he or she stands for re-election, then the incumbent director continues to serve in office as a holdover director until his or her successor is elected. To address this “holdover” issue, should any of the nominees fail to receive the vote required to be elected in accordance with our bylaws, that director must promptly tender their resignation to the Board of Directors. In that event, the NCG Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation or to take another action. The Board will then act on the tendered resignation, taking into account the NCG Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.
In voting for the election of directors, each share has one vote for each position to be filled and there is no cumulative voting.
Recommendation of Board of Directors
Our Board of Directors recommends that you vote FOR each of the director nominees. The persons named as proxies will vote for the election of each of the six nominees unless you specify otherwise.
2026 Director Nominees
This section provides information on each nominee for the Board of Directors for election at the 2026 Annual Meeting, including their age, Board leadership roles held, and business experience during at least the past five years. We also indicate the name of any other public company for which each nominee currently serves as a director or served as a director during the past five years.
The information on each nominee led our Board to the conclusion that they should serve as a director in light of the Company’s business and structure. We believe that each of these nominees has integrity and adheres to our high ethical standards. In addition, each nominee has demonstrated the ability to exercise sound judgment as well as a commitment to serving the long-term interests of our stockholders.

Tetra Tech 2026 Proxy Statement 25

Item 1: Election of Directors
Dan L. Batrack		Chairman and CEO	Director since 2005

Experience
•
CEO and director since 2005; Chairman since 2008; President from 2008 to 2019 and from May 2024 to October 2025.

•
Joined Tetra Tech in 1980 and has served in numerous capacities, including arctic research scientist, deepwater oceanographic hydrographer, coastal hydrodynamic modeler, environmental data analyst, project and program manager, and President of the Engineering Division, and, in 2004, was appointed Chief Operating Officer

•
Established the firm’s strategic direction and focus on Leading with Science® to become the premier global consulting firm focused on water, environment, and sustainable infrastructure

•
Led research and engineering programs in locations in the Arctic and throughout South America, the Middle East, and the United States

•
Serves as corporate sponsor for several of our clients’ programs and remains engaged in our day-to-day operations

Skills and Qualifications
Senior leadership; industry and technical experience; government client regulatory experience; business development and M&A; financial sophistication; innovation/technology; international operations; risk oversight; talent management/compensation.
•
BA, Business Administration, University of Washington

Age	67
Gary R. Birkenbeuel		Independent	Director since 2018

Experience
•
Retired after 37 years with Ernst & Young LLP (E&Y)

•
Former Regional Assurance Managing Partner, E&Y, 2003-2017

•
Served as the audit partner in charge of multinational publicly and privately held companies engaged in the aerospace and defense, entertainment, technology, and media industries

Skills and Qualifications
Senior leadership; financial sophistication; audit committee financial expert; certified public accountant; risk oversight; talent management/compensation.
•
Director and chairman of the investment and audit committees, American Film Institute

•
BA, Economics, Claremont McKenna College

Age	68
Current Committees:	Chair, Audit; Member, NCG

Tetra Tech 2026 Proxy Statement 26

Item 1: Election of Directors
Jeffrey R. Feeler		Independent	Director since 2025

Experience
•
Chairman and CEO of US Ecology, 2013-2022; COO and Interim CEO, 2012-2013; CFO, 2007-2012; Treasurer and CAO, 2006-2007

•
Manager, Financial Reporting, MWI Veterinary Supply, Inc., 2005-2006

•
Director, Financial Reporting, Albertsons, Inc., 2003-2005

Skills and Qualifications
Senior leadership; industry and technical experience; business development and M&A; financial sophistication; audit committee financial expert; certified public accountant; innovation/technology; risk oversight; talent management/compensation.
•
Director, Milestone Environmental; BTS Bioenergy

•
BBA, Accounting and Finance, Boise State University

Age	56
Current Committees:	Member, Audit; Member, Compensation
Prashant Gandhi		Independent	Director since 2022

Experience
•
Chief Business Officer of Melio Payments since 2021

•
Head of Digital Payments, JP Morgan Chase, 2017-2021

•
Partner and Global Chief Operating Officer, Digital Practice, McKinsey & Company, 2000-2016

Skills and Qualifications
Senior leadership; business development and M&A; financial sophistication; innovation/technology; international operations; risk oversight; talent management/compensation.
•
Advisory Board member, University of Minnesota’s School of Information & Decision Sciences

•
BS, Chemical Engineering, Indian Institute of Technology Delhi

•
MS, Chemical Engineering, Kansas State University

•
MBA, University of Chicago’s Booth School of Business

Age	54
Current Committees:	Chair, NCG; Member, Compensation

Tetra Tech 2026 Proxy Statement 27

Item 1: Election of Directors
M. Susan Hardwick		Independent	Director since 2025

Experience
•
CEO of American Water, 2022-2024; CFO, 2019-2022

•
CFO, Vectren Corporation, 2014-2019; SVP, Finance, 2013-2014; Controller, 2000-2013

•
Assistant Corporate Controller, Cinergy Corp., 1992-1999

Skills and Qualifications
Senior leadership; government client regulatory experience; business development and M&A; financial sophistication; audit committee financial expert; certified public accountant; innovation/technology; risk oversight; talent management/compensation.
•
BS, Accounting, Indiana University Bloomington

Age	63
Current Committees:	Member, Audit; Member, NCG
Other Current Public Boards:	New Jersey Resources Corporation
Kirsten M. Volpi		Independent, Presiding Director	Director since 2013

Experience
•
EVP, COO, CFO, and Treasurer Colorado School of Mines, since 2013; Senior Vice President for Finance and Administration, CFO, and Treasurer, 2005-2011

•
Chief Administrative Officer, U.S. Olympic Committee, 2011-2013

•
Various financial management roles for Rensselaer Polytechnic Institute, University of Colorado Foundation, and American Water Works Association

Skills and Qualifications
Senior leadership; financial sophistication; audit committee financial expert; certified public accountant; international operations; risk oversight; talent management/compensation.
•
BS, Accounting, University of Colorado

Age	61
Current Committees:	Member, Audit; Chair, Compensation

Tetra Tech 2026 Proxy Statement 28

Item 1: Election of Directors
Chairman Emeritus
Dr. Li-San Hwang has served as our honorary Chairman Emeritus since March 2006. As Chairman Emeritus, Dr. Hwang is invited to attend Board and Board committee meetings, but he does not have voting rights. Chairman Emeritus is an unpaid position. Dr. Hwang joined our predecessor in 1967 and led our acquisition of the Water Management Group of Tetra Tech from Honeywell Inc. in March 1988. He served as our CEO from our formation until November 2005. Dr. Hwang has served as an advisor to numerous government and professional society committees and has published extensively in the field of hydrodynamics. He is a graduate of the National Taiwan University, Michigan State University, and California Institute of Technology, holding BS, MS, and PhD degrees, respectively, in civil engineering, specializing in water resources.
Director Compensation
The Compensation Committee works with the independent compensation consultant, Meridian Compensation Partners, LLC (Meridian), to target nonemployee director compensation within a competitive range of the median of our peer companies to support the recruitment and retention of our nonemployee directors. The majority of each director’s compensation is delivered in equity to align director interests with those of our stockholders. Under our stock ownership guidelines, each nonemployee director must own shares having a value equal to at least five times the nonemployee director’s annual base cash retainer. Directors have five years from the date of their election to the Board to attain the required level of stock ownership.
FY 2025 Cash Compensation
During FY 2025, our nonemployee director cash compensation program consisted of the following elements.
Annual Nonemployee Director Cash Compensation
Cash retainer	$110,000
Additional cash retainer for Presiding Director	$35,000
Additional cash retainer for Audit Committee Chair	$20,000
Additional cash retainer for Compensation Committee Chair	$18,000
Additional cash retainer for NCG Committee Chair	$15,000
Additional cash retainer for Audit Committee and Compensation Committee membership	$5,000
Additional fee per in-person or telephonic Board or committee meetings in excess of eight	$2,000
FY 2025 Equity Compensation
During FY 2025, our nonemployee director equity compensation program consisted of an equity award based on a fixed dollar value of $175,000. The following table describes the awards granted on November 20, 2024.
PSU and RSU Awards Granted
Type of Award	Shares Underlying Award (#)	Description
Performance Stock Units (PSUs)	2,577
Represents target shares underlying the award. PSUs have a three-year performance period with cliff vesting on the applicable vesting date and with the same terms as the PSUs awarded to our executive officers, subject to the achievement of the applicable performance goals. PSUs vest immediately upon change in control or upon departure from the Board after serving 10 years or more, having served the full term for which the director was elected, and subject to achievement of the applicable performance criteria. Upon the director’s departure having served less than 10 years or upon death or disability, PSUs vest on a pro rata basis on the scheduled vesting date and subject to achievement of the applicable performance criteria. For additional information concerning PSU vesting, refer to the Compensation Discussion and Analysis section of this proxy statement.

Tetra Tech 2026 Proxy Statement 29

Item 1: Election of Directors
Type of Award	Shares Underlying Award (#)	Description
Restricted Stock Units (RSUs)	1,718
Vested on November 30, 2025, if the director had not ceased to be a director prior to that date. RSUs vest immediately upon change in control or upon departure from the Board after serving 10 years or more and having served the full term for which the director was elected. Upon the director’s departure having served less than 10 years, RSUs vest on a pro rata basis. Upon the director’s death or disability, unvested RSUs are forfeited.

Director Compensation Table
The following table provides information concerning the compensation for services of our nonemployee directors during FY 2025.
Direct Compensation by Director
Name1	Fees Earned or Paid in Cash ($)	Option Awards ($)2	Stock Awards ($)3	Total ($)
Mr. Birkenbeuel	130,000	0	173,286	303,286
Mr. Gandhi	125,000	0	173,286	298,286
Ms. Obiaya	115,000	0	173,286	288,286
Dr. Ritrievi	120,000	0	173,286	293,286
Ms. Volpi	168,000	0	173,286	341,286

1 Mr. Batrack does not appear in the table because he received compensation as our CEO and does not receive any additional compensation as director. Mr. Feeler and Ms. Hardwick do not appear in the table because they joined the Board in December 2025, following the completion of FY 2025.
2 No stock options were granted to nonemployee directors in FY 2025. For information regarding the number of stock options held by each nonemployee director as of September 28, 2025, see the Stock Options Outstanding (#) column in the Nonqualified Stock Options, Unvested PSUs, and Unvested RSUs by Director table below.
3 $104,189 of the amounts in the Stock Awards column represent the aggregate grant date fair values, without adjustment for forfeitures, of PSUs that are payable at the end of a three-year performance period provided that the performance objectives are achieved as of the end of the period. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant. The performance objectives that determine the number of shares that may be earned for the PSUs were (i) as to 50% of the award, growth in earnings per share, which is a performance condition under FASB ASC Topic 718, and (ii) as to 50% of the award, total stockholder return (TSR), which is a market condition under FASB ASC Topic 718, relative to the S&P 400, in each case computed over the three-year performance period. The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte Carlo simulation method, which uses multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the expected volatility of our stock price and other assumptions appropriate for determining fair value. Based on these computations, the grant date fair values of the performance condition-based PSU awards and the market condition-based PSU awards granted on November 20, 2024, to each nonemployee director on that date were $40.22 and $40.64 per share, respectively. The maximum grant date fair value of the PSU awards in FY 2025 (200% vesting) was $208,376 for each of the nonemployee directors. There can be no assurance that these grant date fair values will be realized by the nonemployee directors. For information regarding the number of unvested PSUs held by each nonemployee director as of September 28, 2025, see the Unvested PSUs Outstanding column in the table below. $69,098 of the amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of RSU awards. The grant date fair value of these awards is calculated using the closing price of our common stock on the grant date as if these awards were vested and issued on the grant date. The grant date fair value of the RSU awards granted on November 20, 2024, to each nonemployee director was $40.22 per share. There can be no assurance that these grant date fair values will ever be realized by the nonemployee directors. For information regarding the number of unvested RSUs held by each nonemployee director as of September 28, 2025, see the Unvested RSUs Outstanding column in the Nonqualified Stock Options, Unvested PSUs, and Unvested RSUs by Director table below.
Each of the nonemployee directors listed below owned the following number of nonqualified stock options, unvested PSUs, and unvested RSUs as of September 28, 2025.
Nonqualified Stock Options, Unvested PSUs, and Unvested RSUs by Director
Name	Stock Options Outstanding (#)	Unvested PSUs Outstanding (#)	Unvested RSUs Outstanding (#)
Mr. Birkenbeuel	0	8,617	1,718
Mr. Gandhi	0	8,617	1,718
Ms. Obiaya	0	8,297	1,718
Dr. Ritrievi	0	8,617	1,718
Ms. Volpi	10,000	8,617	1,718

Tetra Tech 2026 Proxy Statement 30

Item 2: Advisory Vote to Approve Our Named Executive Officers’ Compensation
Item 2: Advisory Vote to Approve Our Named Executive Officers’ Compensation
Our Board has determined to hold annual “say on pay” votes, which ask stockholders to vote on the compensation of our named executive officers (NEOs). Our stockholders are being asked to vote on the following resolution:
RESOLVED, that our stockholders approve, on an advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis and Executive Compensation Tables sections of our 2026 proxy statement.
Vote Required
Approval of this advisory vote requires the affirmative vote of a majority of shares of common stock present or represented and entitled to vote on the proposal at the 2026 Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the advisory vote.
Recommendation of Board of Directors
The Compensation Committee considered feedback from stockholders regarding our executive compensation program and has previously made significant changes to the program to both address suggestions made by our stockholders and more closely align our compensation program with our current financial position and business strategies. Our Board of Directors recommends that you vote FOR approval, on an advisory basis, of our named executive officers’ compensation. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.
Meaning of Advisory Vote
The advisory vote is a vote to approve the compensation of our NEOs, as described in the Compensation Discussion and Analysis section on page 36 and Executive Compensation Tables section on page 57 of this proxy statement. It is not a vote on our general compensation policies or any specific element thereof, the compensation of our nonemployee directors, or our program features designed to prevent excessive risk taking as described in Risks Associated with Compensation Policies and Practices section on page 22 of this proxy statement.
The results of the advisory vote are not binding on our Board. In accordance with SEC regulations, however, the Compensation Committee will disclose the extent to which it takes into account the results of the vote in the Compensation Discussion and Analysis section of our 2027 proxy statement. We remain committed to continued engagement with our stockholders to solicit and consider their viewpoints and discuss why we believe our executive compensation program properly aligns with our strategies and incents our executives to achieve strong, long-term operating and financial performance for our stockholders.

Tetra Tech 2026 Proxy Statement 31

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This compensation discussion and analysis (CD&A) provides an overview of the principles and practices underlying our executive compensation program and the decisions made by the Compensation Committee related to FY 2025 compensation for our Named Executive Officers.
This CD&A and the Executive Compensation Tables section on page 57 of this proxy statement provide compensation information for our NEOs for FY 2025, who are identified in the table below.
FY 2025 Named Executive Officers
Name	Title	Years in Position at FYE 20251	Years at Tetra Tech at FYE 2025
Dan L. Batrack	Chairman, CEO and President	20	45
Steven M. Burdick	EVP, CFO	14	22
Leslie L. Shoemaker	EVP, Chief Innovation and Sustainability Officer	3	34
Preston Hopson	EVP, Chief Legal and Human Capital Officer, and Secretary	8	8
Roger R. Argus	EVP, Corporate Development and President, Commercial/International Group (CIG)	8	32

1 FYE 2025 was September 28, 2025.
FY 2025 Performance Summary
Tetra Tech’s FY 2025 operating results were strong and demonstrated increased performance compared to FY 2024, which was itself a year of strong operational and financial performance. In FY 2025 we achieved record annual results for revenue, net revenue, adjusted earnings, and operating cash flow. Our focus on providing clients with high-end differentiated consulting and engineering services has resulted in increased margins and reduced risk in our business.
Highlights of our FY 2025 results of operations as reported in our FY 2025 Annual Report on Form 10-K are noted in the table below.
FY 2025 Highlights
($ in millions, except EPS and percentages)
	$	vs. FY 2024
Revenue	$5,443	+5%
Net Revenue	$4,617	+7%
Operating Income	$604	+18%
Adjusted EPS	$1.56	+24%
Disciplined Capital Allocation
We achieved these results while maintaining a healthy balance sheet and continuing the disciplined execution of our capital allocation strategy. Over the last three years, we have returned $426 million to our stockholders through dividends and stock repurchases. In FY 2025, we returned $65 million to our stockholders by paying an aggregate dividend of $0.246 per share on a post-split basis. We have paid quarterly dividends since April 2014 and increased our dividend from $.01 at inception to $0.065 per share in December 2025, a 364% increase over this period.

Tetra Tech 2026 Proxy Statement 32

Compensation Discussion and Analysis
Strong Compensation Governance Practices
Our executive compensation program incorporates what we believe are best practices, as shown in the following table, which we believe ensure that the program serves the long-term interests of our stockholders.
Policy or Best Practice	Description and Benefit to Our Stockholders
Majority of Compensation Performance-Based
For FY 2025, 89% of our CEO’s target total direct compensation (TDC) (base salary + annual cash incentive opportunity + long-term equity incentive opportunity) and an average of 74% of our NEOs’ target TDC was at-risk (all compensation components other than base salary).

Median Targeting
TDC and the components thereof are generally targeted to be within a competitive range of the median of companies similar in size, scope, and complexity, with variability based on various consideration such as responsibilities, individual performance, tenure, retention, succession, and market factors. Pay decisions are not formulaic and the Committee uses its judgement and consideration of various factors such as individual performance, succession planning, and industry expertise to further determine appropriate pay levels and market positioning.

Capped Annual Incentive
Annual cash incentive compensation is based primarily on our achievement of performance objectives in the categories of revenue, operating income, cash flow from operating activities, and backlog, with consideration for individual performance, with awards ranging from 0% to a cap of 200% of target.

Majority Long-Term Equity Incentive Compensation
The majority of our equity-based incentive awards emphasize our long-term performance, with PSUs cliff vesting at the end of three years, subject to achievement of the applicable performance goals. Equity compensation aligns NEO interests with stockholder interests by delivering compensation dependent on our long-term performance and stockholder value creation.

Rigorous Goal Setting Process
Annual review and approval are completed by the Compensation Committee of the performance goals for the Company (Corporate) and for our business groups. The performance factor used to determine AIP awards is increased or decreased based upon the growth level of the targets from the prior fiscal year.

No Employment Agreements	Our NEOs are employed at will, and they have no special severance benefits in the absence of a change in control.
Stock Ownership Guidelines	Our NEOs are required to obtain and maintain shares having a value equal to at least 2x to 6x base salary (based on position). All our NEOs are in compliance with our stock ownership guidelines.
No Hedging or Pledging	Our insider trading policy prohibits our directors and officers from hedging or pledging our common stock, and all our NEOs are in compliance with that policy.
Clawback Policy
Our clawback policy provides that in the event we are required to prepare an accounting restatement, we will recover, in accordance with the terms of the policy, compensation received after its effective date by any current or former executive officer that is based wholly or in part upon the attainment of a financial reporting measure.

No Excise Tax Gross Ups	We do not provide excise tax gross up payments in connection with a change in control.
Double Trigger Equity Vesting
No equity awards will be accelerated in connection with a change in control unless the NEO’s employment is terminated without cause or the NEO terminates employment for good reason within two years thereof.

No Repricing/Exchange of Underwater Stock Options	Our Equity Incentive Plan prohibits the repricing/exchange of underwater options without stockholder approval.
Limited Perquisites
Our NEOs receive limited capped reimbursements for vehicle use, financial planning, tax planning, memberships, and annual physical examinations. These reimbursements are not subject to any tax gross up.

Independent Oversight	The Compensation Committee is comprised solely of independent directors.
Independent Expert Advice
Meridian, which has been determined by the Compensation Committee to be independent and free of conflicts of interest, provides the Committee with expert executive compensation advice. Meridian has served as the independent advisor since January 2016.

Tetra Tech 2026 Proxy Statement 33

Compensation Discussion and Analysis
2025 Say on Pay Vote and Executive Compensation Program
At the 2025 Annual Meeting, approximately 92% of votes cast approved our FY 2024 executive compensation program. It is our practice to take stockholder feedback into consideration as we discuss and implement compensation design changes. During FY 2025, the Compensation Committee reviewed best practices for executive compensation and evaluated the vote results at the 2025 Annual Meeting and the results of our ongoing stockholder outreach program. Telephone conferences with our investors were attended by members of management in our legal, investor relations, and executive compensation functions. The feedback was subsequently reported to the Compensation Committee, and the Compensation Committee was able to develop a clear understanding of stockholder views. The Compensation Committee remains committed to the ongoing evaluation of our executive compensation program and adjustments to this program to reflect feedback received from stockholders.
Stockholder Engagement
Our ongoing engagement program begins in February of each year, following the filing of our proxy statement in January. After we file our proxy statement with the SEC, we reach out to our largest investors (generally representing 50% to 70% of our shares outstanding as of the record date), sharing these materials and offering a conversation to discuss our executive compensation and answer questions. On the day of the Annual Meeting, we discuss preliminary vote results with our Board and follow up with Board committees in the spring with a more detailed analysis of actual results, including feedback from investors and views of proxy advisory firms. In the fall, we again reach out to our largest investors to discuss executive compensation to hear what issues are important to our stockholders. In the winter, we review the feedback from our fall outreach effort with management and our Board and consider whether any changes to our executive compensation program are advisable. We also keep investor feedback in mind as we prepare our next proxy statement by enhancing or clarifying our disclosure as appropriate.
Following the 2025 say on pay vote, as part of our stockholder outreach program, we proactively contacted our largest institutional stockholders, representing approximately 60% of our outstanding shares as of the record date for the 2025 Annual Meeting, to solicit their views on our executive compensation program and make directors and management available to answer questions and address concerns. Additionally, our senior management team, including our CEO and CFO, regularly engage in meaningful dialogue with our stockholders through our quarterly earnings calls and other channels of communication.

Tetra Tech 2026 Proxy Statement 34

Compensation Discussion and Analysis
Pay Philosophy and Executive Compensation Components
We believe in a pay for performance compensation program in which a majority of the compensation is tied to our success in meeting predetermined performance objectives and creating long-term stockholder value. The objective of this strategy is to motivate our executives to achieve our annual and long-term financial goals, align with stockholders, and recognize the executives’ contributions in delivering strong corporate and/or business group performance. The Compensation Committee implements this philosophy and provides incentives to our executives by following three key principles:
•
Positioning target total direct compensation (TDC) and each component thereof at approximately market median with additional consideration given to various factors as discussed previously. An NEO’s pay positioning is not formulaic; failure to achieve financial objectives and create stockholder value should directly impact TDC relative to market median compensation

•
Aligning our annual incentive awards with our AOP and key financial and strategic objectives, which are predetermined and objectively measurable

•
Rewarding long-term performance using metrics such as EPS growth and relative TSR, which focuses executives on consistent and sustainable stockholder value creation

The Compensation Committee references 25th percentile, median and 75th percentile TDC and compensation components of companies similar in size, scope, and complexity with which we compete for executive talent, and then further considers responsibilities, individual performance, tenure, retention, company performance, succession planning, and market factors for each executive to make final pay decisions. The Committee believes this varied positioning and approach is appropriate given our business portfolio mix, the breadth of our services, and the global nature of our operations, which require our executives to have a wide range of business leadership experience and skills.
Our incentive compensation for FY 2025 consisted of the AIP and LTI awards. The AIP award payouts were based on our performance against performance goals established by the Compensation Committee in November 2024 for revenue, operating income, cash flow, and backlog. The AIP rewards NEOs based on corporate and/or business group and/or division performance as well as individual contributions to motivate the NEOs and align their compensation with stockholder interests. Both our AIP and our PSU awards under our LTI program provide upside opportunity for exceeding performance targets and downside risk, including forfeiture of PSUs and no payout under our AIP for failing to achieve predetermined performance targets. Our compensation is aligned with performance, and our ability to exceed or failure to achieve our performance targets directly impacts payments to our NEOs and their compensation relative to the market median. The following graphic illustrates the components of our executive compensation program.

Tetra Tech 2026 Proxy Statement 35

Compensation Discussion and Analysis
Components of Annual and Long-Term Compensation
In FY 2025, as shown in the following graphic, 89% of our CEO’s target TDC and an average of 74% of our other NEOs’ target TDC was at risk (all compensation components other than base salary).
FY 2025 NEO Target TDC Mix

Tetra Tech 2026 Proxy Statement 36

Compensation Discussion and Analysis
Summary of Compensation Decisions for FY 2025
The key elements of our FY 2025 NEO target TDC are shown in the following table. While we provide consistent, market competitive TDC opportunities for our NEOs, the actual compensation they realize varies year to year based on our performance.
Our CEO is not involved in the decisions regarding his own compensation, which is determined by the Compensation Committee in an executive session with consultation from Meridian.
FY 2025 NEO TDC
Component	Purpose	Decisions Impacting FY 2025 Executive Compensation
Fixed
Base Salary	Provides fixed, market-competitive monthly income for performing daily responsibilities
•
The Committee increased the CEO’s base salary by 2% in FY 2025 to reflect prior year performance, tenure, and overall market competitive base pay

•
The Committee adjusted the other NEO base salaries to reflect prior year performance or position their salaries at or around the market median, with increases ranging from 3.7% to 16.7%

Performance-Based Cash
AIP Award
Provides variable, cash-based incentive to motivate our executives annually to grow revenue, increase profitability, deliver strong cash flow, and replenish backlog consistent with our AOP financial objectives

•
Target bonus opportunity, as a percentage of base salary, was 150% for the CEO, 100% for the CFO and Chief Innovation and Sustainability Officer, and 90% for the other EVPs

•
The corporate and business group performance factor has a range of 0 to 2.0, with a target of 1.0 based on achievement of four AOP targets (revenue, operating income, cash flow, and backlog)

•
The Committee may make limited adjustments to AIP payments based on individual performance and contributions

•
Minimum (threshold), target, and maximum performance criteria and payouts were established for each metric, with payout at 0% of target below threshold performance, 50% of target at threshold, 100% of target at target, and 200% of target at maximum. The individual performance modifier may range from +/-20%

Long-Term Incentives
PSUs and RSUs
Provide variable equity-based incentive compensation to enhance the alignment of our executives’ interests with stockholder interests and drive long-term value creation
Provide LTI opportunity, including vehicle selections, performance criteria and weightings based on market data, our pay philosophy, and independent consultant recommendations

•
For FY 2025, the value of the target LTI opportunities for the NEOs were adjusted to target the market median while also considering internal equity, retention, and individual performance and role, among other factors

•
PSUs have a three-year performance period with cliff vesting, subject to achievement of the applicable performance goals; vesting is determined 50% by EPS growth and 50% by relative TSR:

◦
EPS based vesting ranges from 0% for less than 2% average annual EPS growth to 200% for greater than or equal to 16% average annual EPS growth

◦
TSR based vesting ranges from 0% if our TSR is less than the 25th percentile of the TSR peer group to 200% if our TSR is at the 75th or higher percentile of the TSR peer group

•
RSUs have time-based vesting at the rate of 25% per year, subject to the holder’s continuous employment by us through the applicable vesting date

In addition to these primary elements of our executive compensation program, we also provide our NEOs with limited perquisites and benefits, as specified in the Strong Compensation Governance Practices section on page 37 of this proxy statement.
Assessment of Pay for Performance
Our Compensation Committee designed the executive compensation program to reflect its philosophy that a majority of compensation should be tied to our success in meeting predetermined performance objectives, the achievement of which should positively influence our stock price. The objective is to motivate the executives to achieve these annual and long-term financial goals in order to deliver consistent and sustainable return to our stockholders.

Tetra Tech 2026 Proxy Statement 37

Compensation Discussion and Analysis
Discussion of Compensation Components and Decisions Impacting FY 2025 Compensation
The Compensation Committee targets base salaries at or around the market median, with the majority of NEO compensation consisting of incentive compensation to advance the Committee’s pay for performance philosophy. This methodology drives higher realized compensation when our financial performance is stronger and lower realized compensation when our financial performance is weaker. It provides the Committee with the flexibility to respond to changing business conditions, manage compensation in accordance with career progression, and adjust compensation to reflect differences in executive experience and performance.
FY 2025 Base Salary
In November 2024, the Compensation Committee approved the base salary adjustments shown in the following table for our NEOs, and the adjustments were not retroactive to the beginning of FY 2025. Accordingly, the base salary amounts do not necessarily conform to the amounts contained in the Summary Compensation Table on page 57 of this proxy statement, which reflect the salary actually earned during FY 2025. Increases are generally driven by prior year performance, tenure, and overall market median for positions with similar scope and responsibility.
FY 2025 NEO Base Salaries
Name	FY 2024 Base Salary ($)	% Increase	FY 2025 Base Salary ($)
Mr. Batrack	1,225,000	2.0	1,250,000
Mr. Burdick	675,000	3.7	700,000
Dr. Shoemaker	600,000	16.7	700,000
Mr. Hopson	550,000	9.1	600,000
Mr. Argus	550,000	9.1	600,000
FY 2025 AIP Award Program
The Compensation Committee grants AIP awards under our Executive Compensation Plan approved by our stockholders in 2014. No amounts are paid under the Executive Compensation Plan unless we have positive net income (as defined under the Plan). The AIP awards are used to motivate NEOs to meet and exceed annual company objectives. These incentives are paid to reward the achievement of specified operating, financial, strategic, and individual measures and goals that are expected to contribute to stockholder value creation.
AIP Performance Measures and Targets
The AIP uses four financial metrics when the Committee is determining payments under the Executive Compensation Plan. Each November, a target level is established for each of the four financial metrics based on the AOP for the business groups, as well as the Company as a whole. In setting the targets, the Board and Compensation Committee aim to align our long-term financial goals and the drivers of our long-term stockholder value.

Tetra Tech 2026 Proxy Statement 38

Compensation Discussion and Analysis
The four financial metrics, including rationale for their inclusion in the AIP and the results of the FY 2025 AIP, are illustrated in the table below.
AIP Award Program Financial Metrics
Metric	FY 2025 Weighting	What it Measures and How It Aligns	Threshold/ Maximum as a % of Target	FY 2025 Target1 ($ in thousands)	FY 2025 Actual2 ($ in thousands)	FY 2024 Actual2 ($ in thousands)
Revenue	20%	Measures the growth of our business and is a leading driver of stockholder value creation. Aligns with our growth and durable competitive advantage drivers.	85% / 115%	Corporate: $5,700,000 GSG: $2,847,000 CIG: $2,920,000	Corporate: $5,442,590 GSG: $2,673,909 CIG: $2,822,865	Corporate: $5,198,724 GSG: $2,483,355 CIG: $2,786,775
Operating Income	40%	Primary measure used by stockholders and analysts to evaluate our profitability. Aligns with our margin, durable competitive advantage, and ERM drivers.	75% / 125%	Corporate: $575,000 GSG: $298,000 CIG: $348,000	Corporate: $603,607 GSG: $340,551 CIG: $355,795	Corporate: $510,498 GSG: $281,026 CIG: $332,000
Cash Flow	20%
Demonstrates our ability to collect on receivables billed to clients and allows us to invest in our business and return funds to stockholders through dividends and share repurchases.
Aligns with our capital allocation driver.
			75% / 125%	Corporate: $376,000 GSG: $314,000 CIG: $381,000	Corporate: $554,685 GSG: $361,593 CIG: $369,646	Corporate: $358,724 GSG: $272,371 CIG: $352,875
Backlog	20%	Positions us for growth going forward based upon authorized and funded projects. Aligns with our growth and durable competitive advantage drivers.	85% / 115%	Corporate: $5,650,000 GSG: $3,290,000 CIG: $2,364,000	Corporate: $4,139,502 GSG: $1,979,521 CIG: $2,167,244	Corporate: $5,376,056 GSG: $3,196,066 CIG: $2,238,291

1 Corporate AOP is based on business group AOPs, augmented by planned acquisitions, that are aligned with our business and stockholder interests. The AOPs for business groups include no acquisitions, since capital allocation strategy is implemented at Corporate.
2 With respect to Corporate, results exclude the impact of acquisition related charges, non-core disposition related charges, and one-time, non-recurring tax adjustments in FY 2025. With respect to the business groups, results include only 50% of the impact of acquisitions in FY 2025. This inclusion reflects the business group presidents’ responsibility to oversee the performance of and successfully integrate acquisitions.
The AIP awards for our NEOs are based on the level of achievement of performance of the business for which they were responsible. The chart below indicates respective weightings for business performance for each NEO.

Tetra Tech 2026 Proxy Statement 39

Compensation Discussion and Analysis
Minimum (threshold), target, and maximum performance criteria and payouts were established for each metric as indicated above. Payout percentages are reflected in the table below with straight line interpolation for performance between threshold and target and between target and maximum. No bonus is earned with respect to a metric if performance is below threshold, and no additional bonus is earned for performance above maximum.
Payout Percentages
Performance Level	Payout
Less than Threshold	0%
Threshold	50%
Target	100%
Maximum	200%
Further, a financial modifier or “growth factor,” is applied to adjust the payout, either upward or downward, based on whether the AOP target is aggressive or conservative as compared to the prior year. This growth factor assists in validating the rigor of our AOP goals. Additional details on both the financial and individual performance elements of our AIP are provided below.
AIP Award Formula
NEO AIP awards are determined using the following formula.
Corporate Performance Factor Range
The Corporate Performance Factor (CPF) has a range of 0 to 2.0 with a target of 1.0 based on achievement of the AOP performance targets established in the AOP. Specifically, for each of the four metrics, the Compensation Committee reviewed FY 2025 performance as a percentage of the target and determined an award percentage. The results were then averaged to determine the preliminary CPF.
Growth Factor
The Compensation Committee believes in setting aggressive targets. Accordingly, the preliminary CPF was increased or decreased based upon the growth level of the AOP targets from the prior fiscal year. That approach rewards demanding targets and penalizes targets established with smaller increases relative to the prior year. The growth factors indicated below were applied to each metric and the results were averaged to determine the final CPF.
Growth % of AOP Target from Prior Fiscal Year Results	Growth Factor Applied to Preliminary CPF
Less than 5%	0.9
Greater than 5%, but less than 10%	1.0
Greater than 10%, but less than 15%	1.1
Greater than 15%	1.2
FY 2025 CPF Modifiers
The following tables show the AIP financial modifiers for our NEOs for FY 2025. Our performance resulted in modifiers of 1.114 for Mr. Batrack, Mr. Burdick, Dr. Shoemaker, and Mr. Hopson based on Corporate results and 1.072 for Mr. Argus based on Corporate, Government Services Group (GSG) and Commercial/International Group (CIG) results, each weighted equally. The weighting of the revenue, operating income, cash flow, and backlog factors was 20%, 40%, 20%, and 20%, respectively.

Tetra Tech 2026 Proxy Statement 40

Compensation Discussion and Analysis
Corporate Performance
($ in thousands)
Objective	Actual FY 2024	Actual FY 2025	Target FY 2025	Actual FY 2025 as a % of Target FY 2025	Preliminary CPF (0-2.0)	Growth % / Growth Factor	Weight	Final CPF (0-2.0)
Revenue	5,198,724	5,442,590	5,700,000	95.48	0.849	10/1.1	0.2	0.934
Operating Income	510,498	603,607	575,000	104.98	1.199	13/1.1	0.4	1.319
Cash Flow	358,724	554,685	376,000	147.52	2.000	5/1.0	0.2	2.000
Backlog	5,376,056	4,139,502	5,650,000	73.27	0	5/1.0	0.2	0
CPF					1.049			1.1144
GSG Performance
($ in thousands)
Objective	Actual FY 2024	Actual FY 20251	Target FY 2025	Actual FY 2025 as a % of Target FY 2025	Preliminary CPF (0-2.0)	Growth % / Growth Factor	Weight	Final CPF (0-2.0)
Revenue	2,483,355	2,673,909	2,847,000	93.92	0.797	15/1.1	0.2	0.877
Operating Income	281,026	340,551	298,000	114.28	1.571	6/1.0	0.4	1.571
Cash Flow	272,371	361,593	314,000	115.16	1.606	15/1.1	0.2	1.767
Backlog	3,196,066	1,979,521	3,290,000	60.17	0	3/0.9	0.2	0
CPF					1.109			1.157

1 Reflects 50% of the impact of acquisitions.
CIG Performance
($ in thousands)
Objective	Actual FY 2024	Actual FY 20251	Target FY 2025	Actual FY 2025 as a % of Target FY 2025	Preliminary CPF (0-2.0)	Growth % / Growth Factor	Weight	Final CPF (0-2.0)
Revenue	2,786,775	2,822,865	2,920,000	96.67	0.889	5/1.0	0.2	0.889
Operating Income	332,000	355,795	348,000	102.24	1.090	5/1.0	0.4	1.090
Cash Flow	352,875	369,646	381,000	97.02	0.940	8/1.0	0.2	0.940
Backlog	2,238,291	2,167,244	2,364,000	91.68	0.723	6/1.0	0.2	0.723
CPF					0.946			0.946

1 Reflects 50% of the impact of acquisitions.
FY 2025 NEO Performance Evaluations
The Compensation Committee may adjust each NEO’s compensation under the Executive Compensation Plan based upon the NEO’s individual performance. For adjustments to the CFO’s compensation based on individual performance, the Audit Committee and Compensation Committee would jointly approve them.
Adjustments would be based on an assessment of the NEO’s performance, including contributions to the successful achievement of annual operating goals, leadership in the NEO’s area of responsibility, strategic planning, and implementation of applicable corporate objectives.

Tetra Tech 2026 Proxy Statement 41

Compensation Discussion and Analysis
In FY 2025, the operational objectives were as follows:
•
Maintaining high standards in business ethics

•
Maintaining high standards in customer service

•
Enhancing our organizational structure

•
Providing a safe and healthy workplace for employees

•
Developing a three-year strategic plan that achieves value creation objectives

•
Further implementing the contract management process to minimize risk and surprises, which aligns with our ERM driver

•
Improving key management metrics and reporting

•
Improving corporate wide marketing functions and processes

•
Winning key/targeted program competitions, which aligns with our growth driver

•
Further implementing our enterprise resource planning system migration plan

•
Identifying succession candidates for all executive positions

•
Targeting corporate general and administrative expenses not to exceed a specified percentage of revenue

•
Reducing legal and risk management insurance expenses while maintaining service levels

For FY 2025, the Compensation Committee considered the individual performance of each of the NEOs and approved a 20% upward modification to the AIP awards of each of them in recognition of their extraordinary contributions resulting in unprecedented fiscal performance in the midst of an unusually challenging business environment. For Mr. Burdick, the approval was provided jointly by the Compensation Committee and the Audit Committee. The basis for the Compensation Committee’s decisions, including these modifications, is described below.
Mr. Batrack continued to successfully implement our ongoing Strategic Plan, directly correlated to key drivers to promoting sustained stockholder value creation. As a result of his focused leadership and strategy execution, Tetra Tech achieved historic performance in FY 2025, reaching all-time record highs in revenue, net revenue, adjusted earnings and operating cash flow. In addition, he effectively realigned business divisions and enhanced our operational geographic focus amid changes in government client priorities and positioned Tetra Tech for continued operational excellence through the sustained growth of our high-margin, highly differentiated service offerings. Furthermore, Mr. Batrack oversaw the successful acquisitions and integrations of SAGE Automation and Carron and Walsh, promoting revenue growth synergies across the entire organization. He also continued to develop, train, and retain a strong and qualified executive team with a focus on succession planning throughout the Company, resulting in the promotions of internal candidates to top operational leadership positions.
Mr. Burdick contributed to Tetra Tech’s successful FY 2025 through strong financial management across the global operations. He was instrumental in the success of the final phase of the RPS Group integration process and transition to Tetra Tech’s enterprise resource planning system. Importantly, he developed and implemented an enhanced capital allocation strategy to optimize Tetra Tech’s capital structure and to successfully reduce the Company’s leverage to the low end of the target range. Mr. Burdick oversaw the recapitalization of Tetra Tech’s credit facilities on favorable terms and resulting in lowered interest expense. He also provided leadership on the identification, due diligence, closure, and financial integration of multiple EPS accretive strategic acquisition targets.
Dr. Shoemaker continued to lead our strategic innovation and sustainability efforts. As our chief sustainability officer, she executed on the plan to achieve 2030 sustainability goals outlined in our sustainability report. In addition, Dr. Shoemaker oversaw innovation across the Company, inculcating it in our operations across the Company and resulting in tangible successes with our clients. She personally spearheaded Tetra Tech’s annual incubator event that allows employees to compete and create innovative solutions for our clients, resulting in new patents and other proprietary IP tools deployed for use throughout our operations. She continued to oversee our Leadership Academy to effectively identify, develop, and promote talented employees with potential to rise to senior leadership roles. Dr. Shoemaker also led our company-wide strategic digital hiring initiative.
Mr. Hopson advised our Board of Directors and executive leadership on critical corporate governance issues. He oversaw the resolution of significant litigation matters and supported finance initiatives, including the recapitalization of our credit facilities. He closed several acquisitions and supported the Board of Directors in its executive and director succession planning processes. He continued to enhance our global ethics and compliance program and championed our focus on internal talent development and

Tetra Tech 2026 Proxy Statement 42

Compensation Discussion and Analysis
employee engagement. With responsibility for Tetra Tech’s Human Resources function, Mr. Hopson also oversaw the implementation of enhanced employee benefits, evolution of our talent acquisition function, and spearheaded initiatives that maintained our industry-leading low voluntary turnover rates.
Mr. Argus drove performance across our global operations, resulting in record overall results for FY 2025. Remarkably, he led the operations team to quickly mobilize thousands of employees from across the company to aid disaster response and recovery efforts when horrific wildfires devastated Tetra Tech headquarters’ Los Angeles County, receiving recognition from the highest levels of the U.S. government for outstanding service. He also provided global leadership on the identification, due diligence, and integration of all merger and acquisitions activities, adding significant value and market position for the Company. In addition, he continued to expand the Fearless Entrepreneur program he founded to train early career employees to foster the future growth and success of our operations, which resulted in several hundred million dollars in new project wins throughout the world in FY 2025. Following the end of the fiscal year, Mr. Argus was promoted to the position of President of the Company.
FY 2025 AIP Awards
Our NEOs received the AIP awards shown in the following table for FY 2025, based on their respective base salary at fiscal year-end (FYE) 2025, AIP opportunity, financial modifier, and individual performance modifier.
FY 2025 AIP Awards by NEO
Name	FY 2025 Base Salary ($)	Target Award Percentage (%)	Financial Modifier (CPF)	Individual Performance Modifier	AIP Award ($)
Mr. Batrack	1,250,000	150	1.114	1.200	2,506,500
Mr. Burdick	700,000	100	1.114	1.200	935,760
Dr. Shoemaker	700,000	100	1.114	1.200	935,760
Mr. Hopson	600,000	90	1.114	1.200	721,872
Mr. Argus	600,000	90	1.072	1.200	694,656
FY 2025 SPECIAL ONE-TIME INCENTIVE PAYMENT
In special cases, the Compensation Committee may determine to provide discretionary cash bonuses to our NEOs. In recognition of the substantial effort necessary to achieve record operational and fiscal performance in a year marked by unprecedented political and economic challenges affecting the global business environment, the Compensation Committee, upon recommendation of the CEO and in consultation with Meridian, approved a special one-time incentive payment of $50,000 to several senior executives, including the NEOs (but excluding the CEO). The Compensation Committee determined this was appropriate for these individuals based on the level of additional work required to achieve record results and the successful execution of our strategy focused on essential water and environmental services amid the recent changes in U.S. federal government priorities. The specific leadership accomplishments that influenced the Compensation Committee’s decisions are summarized above.
FY 2025 LTI Award Program
Our LTI program provides variable incentive compensation to enhance the alignment of executive interests with stockholder interests, with an emphasis on performance-based vesting. Accordingly, the LTI awards granted in FY 2025 comprised the following.
PSU and RSU Percentages of FY 2025 LTI Awards
Type of Award	% of LTI (by value)	Vesting	Rationale
PSUs	60%
Determined at conclusion of a three-year performance period, with vesting determined 50% by EPS growth and 50% by relative TSR and subject to the holder’s continuous employment by Tetra Tech through the applicable vesting date
			Performance-based; alignment with stockholder interests
RSUs	40%	25% per year, subject to the holder’s continuous employment by Tetra Tech through the applicable vesting date	Retention; facilitate stock ownership; alignment with stockholder interests

Tetra Tech 2026 Proxy Statement 43

Compensation Discussion and Analysis
In FY 2025, the Compensation Committee granted the LTI awards shown in the following table. The target LTI value for each NEO was determined by the Compensation Committee and targeted within a competitive range of the market median, while internal equity, retention, and individual performance and role—among other factors—were also considered. The number of PSUs and RSUs awarded to each NEO was based on the closing price for shares of our common stock on November 16, 2024.
As a result of the required use of accounting methodology for determining grant date fair value in the Summary Compensation Table on page 57 of this proxy statement for PSUs with TSR vesting, certain total LTI values exceeded the corresponding target LTI values. The amounts listed in the table include the grant date fair value of PSUs, without adjustment for forfeitures. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant.
The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte Carlo simulation method, which uses multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the volatility of our stock price and other assumptions appropriate for determining fair value. The amounts also include the grant date fair value of RSUs, without adjustment for forfeitures, using the closing price per share of our common stock on the grant date.
FY 2025 NEO LTI Awards
Name	Target LTI Value for FY 2025 ($)	PSUs (#)	PSUs ($)	RSUs (#)	RSUs ($)	Grant Date Fair Value ($)1
Mr. Batrack	7,875,000	115,979	4,689,031	77,320	3,109,810	7,798,841
Mr. Burdick	1,500,000	22,091	893,139	14,728	592,360	1,485,499
Dr. Shoemaker	1,500,000	22,091	893,139	14,728	592,360	1,485,499
Mr. Hopson	1,000,000	14,728	595,453	9,818	394,879	990,333
Mr. Argus	1,000,000	14,728	595,453	9,818	394,879	990,333

1 Accounting value as determined under Accounting Standards Codification (ASC) Topic 718.
LTI awards are generally granted annually after the close of the fiscal year. The Compensation Committee’s policy is to grant these equity awards following the public release of our fourth quarter and fiscal year financial results, during an open trading window, and to establish grant dates in advance.
Performance Stock Units: Three-Year Performance Period
The PSUs awarded to our NEOs cliff vest after a three-year performance period, subject to achievement of the applicable performance goals. Vesting is based 50% upon our EPS growth and 50% upon relative TSR performance. Since target LTI opportunity is set within a competitive range of the market median, TSR performance at the 50th percentile of the TSR peer group would result in payments from TSR vesting within a competitive range of the market median. If TSR performance is less than the 50th percentile, the resulting payments would be appropriately below market median.
With respect to the determination of EPS growth, PSUs will vest based on adjusted EPS achieved during the performance period. EPS growth will be measured by averaging EPS change on a point-to-point basis during the three-year performance period.
Vesting Credit %	EPS Growth
0%	Less than 2% year-over-year growth
100%	9% year-over-year growth
200%	16% year-over-year growth
Our adjusted EPS is the fully diluted EPS from our continuing operations, which is then adjusted to reflect the impacts from the following in order to ensure consistency during the vesting period:
•
Goodwill impairment

•
Accounting changes requiring current and prior period adjustments due to materiality

Tetra Tech 2026 Proxy Statement 44

Compensation Discussion and Analysis
•
Changes in newly issued or existing accounting principles

•
The settlement of tax audits for more or less than amounts previously recorded

•
Gains or losses from dispositions of subsidiaries and significant business lines

•
Impact of adjustments to earn out liabilities related to acquisitions

•
Costs incurred in connection with acquisitions, mergers, or debt restructurings

Our relative TSR performance is measured as our percentile ranking versus the S&P 400. Beginning with the November 2024 grants, Tetra Tech moved from using an equal weight on an industry peer group and the S&P 1000 to using the S&P 400. Moving to a single comparator group aligns with market practice and simplifies the program while reflecting a broad market index with a large sample size. With respect to the determination of relative TSR performance, PSUs will vest based on relative TSR performance achieved during the performance period.
Vesting Credit (%)	Performance (percentile)
0	Less than 25
25	31.25
50	37.5
75	43.75
100	50
125	56.25
150	62.5
175	68.75
200	Equal to or greater than 75
Restricted Stock Units
All RSUs vest in equal annual installments over four years provided that the NEO remains employed by Tetra Tech through the applicable vesting date. These vesting provisions are designed to retain the services of the NEO for an extended duration.
Other Benefits
Nonqualified Deferred Compensation
Our NEOs are eligible to participate in our nonqualified Deferred Compensation Plan (DCP), which allows eligible employees to defer up to 80% of their base salary, AIP award, and PSU/RSU awards. The plan provides NEOs, other eligible employees, and nonemployee directors with a long-term capital accumulation opportunity because savings accumulate on a pretax basis. Participants may select from a number of investment options. The plan does not offer above-market interest rates. Deferrals are 100% vested. We do not make matching or any other contributions under the plan. Refer to the Nonqualified Deferred Compensation—FY 2025 table on page 60 in this proxy statement and the details set forth following that table for additional information regarding the DCP.
Termination and Change in Control
None of our NEOs has an employment agreement, which reflects our pay for performance philosophy. Subject to the terms of the Tetra Tech, Inc. Change of Control Severance Plan (CIC Severance Plan) described in this section, if an NEO is no longer performing at the expected level, they can be terminated immediately without receiving a contractually guaranteed payment. Our NEOs are eligible to participate in the CIC Severance Plan, which supersedes all prior change in control agreements we had with our NEOs.
Our NEOs are eligible for severance payments upon termination by us “without cause” or by the executive “for good reason,” in each case, during the two-year period following (or, in the case of a termination without cause, 90-day period immediately preceding) a “change in control” of our Company (each, a “qualifying termination”), in accordance with the terms and conditions of the CIC Severance Plan. In the event of such a qualifying termination, the NEO would be eligible for (1) the following lump sum cash severance payments: (a) their current base salary plus target bonus for the fiscal year of employment termination times a multiple (the multiple is 2.0 in the case of Mr. Batrack and 1.5 in the cases of Messrs Argus, Burdick, and Hopson and Dr. Shoemaker); (b) their prorated target bonus for the fiscal year of employment termination; (c) any earned but unpaid bonus for the fiscal year immediately

Tetra Tech 2026 Proxy Statement 45

Compensation Discussion and Analysis
preceding their employment termination; and (d) an amount equal to 102% of the cost of providing medical benefits (health, dental, and vision) to the NEO and the NEO’s dependents for 24 months (in the case of Mr. Batrack), and 18 months (in the cases of Messrs. Argus, Burdick, and Hopson and Dr. Shoemaker); and (2) full vesting of outstanding unvested stock options, restricted stock, and RSUs that vest solely based on continued employment, and vesting of equity awards that vest in whole or in part on achievement of performance criteria based on the greater of target or actual performance results. No outstanding and unvested equity awards held by our NEOs would automatically vest upon a change in control.
In addition, if a participant’s employment is terminated because of their death or “disability” during the two years following a change in control, the NEO would receive their prorated target bonus for the fiscal year of employment termination and any earned but unpaid bonus for the preceding fiscal year. All payments are contingent on the execution of a release and continued compliance with certain restrictive covenants set forth in the CIC Severance Plan.
The payments and benefits provided for under the CIC Severance Plan would be reduced to the extent that they would trigger excise taxes under Section 4999 of the Internal Revenue Code, unless the NEO would be better off on an after-tax basis after taking into account all taxes, receiving the full amount of the payments and benefits. In this case, the payment and benefits would not be reduced. In no event is the Company obligated to provide any tax gross up or similar payment to the NEO.
Refer to the Potential Payments Upon Termination or Change in Control section on page 61 in this proxy statement for additional information regarding change in control events and outstanding awards granted to the NEOs.
Compensation Setting Process and Tools
Process
Each November, following the conclusion of our fiscal year on or about September 30, the Compensation Committee meets to determine the compensation for each NEO as follows: (1) the base salary is set for the succeeding year; (2) the variable AIP award is determined for the prior fiscal year and a new AIP award target is determined for the succeeding fiscal year; and (3) the LTI awards are granted for the succeeding fiscal year. Accordingly, in November 2024, the Compensation Committee determined the base salaries for FY 2025, the AIP awards for FY 2024 based on FY 2024 performance, and the LTI and AIP targets for FY 2025. In November 2025, the Compensation Committee determined the base salaries for FY 2026, the AIP awards for FY 2025 based on FY 2025 performance, and the LTI and AIP targets for FY 2026.
Use of Market Survey Data and Peer Group
The Compensation Committee began its FY 2025 process of deciding how to compensate our NEOs by considering the competitive market data provided by our independent compensation consultant, Meridian, and our human resources staff.
The Compensation Committee uses the market survey data as a reference point to target TDC at or around the median, also considering factors such as tenure, individual performance, the individual’s responsibilities, market factors, and succession and retention.
The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although it seeks input and recommendations from the CEO and our human resources staff. Further, the Compensation Committee and the Audit Committee jointly determine the individual performance of the CFO. The Compensation Committee reports to the Board of Directors on the major items covered at each Compensation Committee meeting.
Compensation Peer Group
The Compensation Committee worked with Meridian to develop a broad, size appropriate peer group with comparable annual revenue and market capitalization. This peer group consists of the companies listed below. No changes were made to the peer group for FY 2025.
AECOM	KBR, Inc.
Booz Allen Hamilton, Inc.	Leidos Holdings, Inc.
CACI International Inc.	Maximus, Inc.
Clarivate, Plc	Parsons Corporation
Dycom Industries Inc.	Science Applications Intl. Corp
FTI Consulting, Inc.	Verisk Analytics, Inc.
ICF International, Inc.

Tetra Tech 2026 Proxy Statement 46

Compensation Discussion and Analysis
Independent Oversight and Expertise
Our Board believes that hiring and retaining effective executives and providing them with market competitive compensation are essential to the success of our Company and advance the interests of our stockholders. The Compensation Committee, which is comprised solely of independent directors, is responsible for overseeing our executive compensation program.
Under its charter, the Compensation Committee has the authority, in its sole discretion and at our expense, to obtain advice and assistance from external advisors. The Committee may select, retain and terminate any compensation consultant or other external advisor and has sole authority to approve any such advisor’s fees and other terms and conditions of the retention. In retaining its advisors, the Committee must consider each advisor’s independence from management.
Advisor Independence
Meridian did not provide services for our Company in FY 2025 other than the work undertaken for or at the request of the Compensation Committee.
Meridian and the Compensation Committee have the following protocols in place to ensure their independence from management:
•
The Compensation Committee has the sole authority to select, retain, and terminate Meridian, as well as to authorize Meridian’s fees and determine the other terms and conditions that govern the engagement

•
The Compensation Committee directs Meridian in the process of delivering and communicating its work product, including its analyses, findings, conclusions, and recommendations

•
In the performance of its duties, Meridian is accountable and reports directly to the Compensation Committee

•
The Compensation Committee may consult with Meridian at any time, with or without members of management present, at the Compensation Committee’s sole discretion

In accordance with regulatory requirements, the Compensation Committee evaluated the following six factors to assess independence and conflicts of interest before it engaged Meridian to perform work in FY 2025:
•
The provision of other services to us by Meridian

•
The amount of fees received by Meridian from us, as a percentage of Meridian’s total revenues

•
Meridian’s policies and procedures designed to prevent conflicts of interest

•
Any business or personal relationship between a member of the Compensation Committee and the regular members of Meridian’s executive compensation team who serve us

•
Any of our stock owned by the regular members of Meridian’s executive compensation team who serve us

•
Any business or personal relationships between our executive officers and the regular members of Meridian’s executive compensation team who serve us

The Compensation Committee also obtained a representation letter from Meridian addressing these six factors and certain other matters related to its independence. Based on the Compensation Committee’s evaluation of these factors and the representations from Meridian, the Compensation Committee concluded that Meridian is an independent adviser and has no conflicts of interest with us.
Stock Ownership Guidelines
To further the goal of aligning the interests of executive officers and nonemployee directors with those of stockholders, we maintain a policy regarding minimum ownership of our shares. These ownership guidelines currently call for the following:
•
The CEO to own shares having a value equal to at least six times the CEO’s base salary

•
Each EVP to own shares having a value equal to at least three times base salary

•
Each SVP to own shares having a value equal to at least two times the executive officer’s base salary

•
Each nonemployee director to own shares having a value equal to at least five times the nonemployee director’s annual base cash retainer

Until an executive officer’s or nonemployee director’s stock ownership requirement is met, the executive officer or nonemployee director must retain at least 75% of gain shares resulting from the exercise of a stock option or vesting of a performance share, PSU

Tetra Tech 2026 Proxy Statement 47

Compensation Discussion and Analysis
award, or RSU award. With respect to stock options, “gain shares” means the total number of shares of common stock being exercised less the number of shares, if any, used in the case of a cashless exercise to pay for the exercise price. With respect to PSU awards and RSU awards, gain shares are the total number of shares of common stock subject to any such equity award that vests. Gain shares do not include shares of common stock used to satisfy tax withholding obligations.
Each executive officer and nonemployee director has five years to attain the required ownership level. In addition to shares of common stock, unvested RSUs count in determining stock ownership for purposes of the stock ownership guidelines. An executive officer or nonemployee director who fails to comply with the stock ownership guidelines may be required to use one third of any net annual cash bonus or net annual retainer, as applicable, to purchase shares of our stock. In addition, in the event of non-compliance, the Compensation Committee may exercise its discretion to declare an executive officer or nonemployee director ineligible to receive equity grants under our equity plans until such time as compliance is achieved.
As of FYE 2025, all our directors and executive officers have met our stock ownership guidelines, taking into account the phase-in requirements of the policy if applicable to such person, helping ensure the alignment of their interests with those of our stockholders.
Clawback Policy
We have adopted a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant compensation recoupment policy in accordance with SEC and listing exchange requirements. In the event we are required to prepare an accounting restatement, we will recover any compensation received after the effective date by any current or former executive officer that is based wholly or in part upon the attainment of a financial reporting measure.
Policies and Practices Related to the Timing of Option and SAR Awards
We did not grant options, stock appreciation rights (SARs) or similar option-like instruments during FY 2025 and do not currently intend to grant such awards to our directors and officers as part of our compensation program. Accordingly, we do not have a formal written policy in place with regard to the timing of grants of options, stock appreciation rights (SARs) or similar option-like instruments in relation to the disclosure of material nonpublic information.
Insider Trading, Anti Hedging, and Anti Pledging Policy
In addition to the general provisions of our Insider Trading Policy, which prohibits all employees and directors from trading in our securities while in possession of material nonpublic information, the policy also strictly prohibits our employees and directors from engaging in transactions in our securities involving puts, calls, or other derivative securities on an exchange or in any other organized market, selling our securities “short,” or entering into hedging or similar arrangements (e.g., exchange funds) involving our securities. The policy also prohibits our employees and directors from pledging our securities as collateral for a loan or holding our securities in a margin account.
Tax and Accounting Implications of Executive Compensation
The Compensation Committee considers the tax and accounting consequences to the Company and our NEOs as one factor among many when structuring executive compensation.

Tetra Tech 2026 Proxy Statement 48

Compensation Committee Report
Compensation Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on its review and these discussions, has recommended to the Board of Directors that the CD&A be included or incorporated by reference into our FY 2025 Annual Report on Form 10-K and 2026 proxy statement.
The Compensation Committee welcomes feedback regarding our executive compensation program. Stockholders may communicate with the individual members of the Committee by writing to the Compensation Committee Chair, c/o Corporate Secretary, Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107.
Respectfully submitted by1:
Kirsten M. Volpi, Chair
Jeffrey R. Feeler
Prashant Gandhi
Christiana Obiaya
Kimberly E. Ritrievi
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, unless specifically incorporated by reference therein.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was at any time during FY 2025 one of our officers or employees, and no member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K. During FY 2025, none of our executive officers served on the board of directors or compensation committee of any other company, which company has or had one or more executive officers who served as a member of our Board of Directors or Compensation Committee.

1 Messrs. Feeler and Gandhi joined the Compensation Committee in December 2025, after all FY 2025 compensation decisions were made by the Committee.

Tetra Tech 2026 Proxy Statement 49

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The following table shows the compensation earned by or awarded to our NEOs during FYs 2025, 2024, and 2023, in accordance with SEC regulations. Compensation as shown in the table does not necessarily reflect the compensation realized by our NEOs for those years. For example, the amounts for 2025 set forth in the Stock Awards column relating to PSUs do not represent the actual amounts realized by our NEOs; rather they represent the aggregate grant date fair value for financial reporting purposes of those PSUs, which cliff vest subject to achievement of the applicable performance goals (based on 50% by EPS growth and 50% by relative TSR) at the end of a three year performance period and ultimately may result in no such compensation being realized by the NEO.
Summary of Executive Compensation by NEO
Name and Principal Position	Year	Salary ($)1	Bonus2	Stock Awards ($)3	Non-Equity Incentive Plan Compensation ($)4	All Other Compensation ($)5	Total ($)
Mr. Batrack Chairman, CEO and President	2025	1,245,673	—	7,798,841	2,506,500	71,385	11,622,399
	2024	1,220,673	—	7,985,017	3,286,112	68,539	12,560,342
	2023	1,196,154	—	6,859,003	3,767,040	63,321	11,885,517
Mr. Burdick EVP, CFO	2025	695,673	50,000	1,485,499	935,760	54,645	3,221,577
	2024	666,346	—	1,368,870	1,207,143	49,737	3,292,095
	2023	618,846	200,000	1,143,141	1,046,400	50,046	3,058,433
Dr. Shoemaker EVP, Chief Innovation and Sustainability Officer	2025	682,692	50,000	1,485,499	935,760	46,986	3,200,938
	2024	597,404	—	1,140,590	858,413	44,040	2,640,447
	2023	585,000	100,000	1,143,141	897,811	41,788	2,767,740
Mr. Hopson EVP, Chief Legal and Human Capital Officer	2025	591,346	50,000	990,333	721,872	48,927	2,402,478
	2024	543,077	—	1,026,572	836,058	46,886	2,452,593
	2023	504,615	100,000	914,466	800,496	46,371	2,365,948
Mr. Argus EVP, Corporate Development and President, CIG	2025	592,308	50,000	990,333	694,656	48,976	2,376,272
	2024	543,077	—	1,026,572	694,705	47,520	2,311,874
	2023	504,615	—	914,466	717,484	53,976	2,190,541

1 Amounts include any portions of salary deferred under our DCP. Increases in base salary, if any, became effective in November of each year and were not retroactive to the beginning of the fiscal year. Accordingly, for a portion of a fiscal year, an NEO who received a base salary increase received base salary at the prior fiscal year’s base salary rate.
2 The amounts reported in the Bonus column represent the special one-time incentive payment awarded to certain NEOs for FY 2025. The FY 2025 Special One-Time Incentive Payment section of the Compensation Discussion and Analysis, which begins on page 36, describes how the discretionary cash bonus awards to the relevant NEOs were determined.
3 The amounts in this column reflect the aggregate grant date fair value of stock awards granted during the applicable fiscal year, without adjustment for forfeitures, and do not reflect compensation realized by our NEOs. For values realized by our NEOs during FY 2025, see the Value Realized on Vesting column of the Options Exercised and Stock Vested—FY 2025 table on page 60 of this proxy statement. Amounts in 2024 include the grant date fair value of PSUs, without adjustment for forfeitures, which are payable at the end of a three-year performance period provided that the performance objectives are achieved as of the end of the period. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant. The performance objectives that determine the number of shares that may be earned for the PSUs are (a) as to 50% of the award, growth in EPS, which is a performance condition under FASB ASC Topic 718, and (b) as to 50% of the award, TSR, which is a market condition under FASB ASC Topic 718, relative to the TSR of S&P 400, in each case computed over the three-year performance period. The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte Carlo simulation method, which uses multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the volatility of our stock price and other assumptions appropriate for determining fair value. Based on those computations, the grant date fair value of the PSU awards granted on November 20, 2024, to each NEO were $40.22 per share for the performance condition component and $40.64 per share for the market condition component. The maximum grant date fair values of the PSUs granted in FY 2025 (200% vesting) were $9,378,062, $1,786,278, $1,786,278, $1,190,906, and $1,190,906 for Mr. Batrack, Mr. Burdick, Dr. Shoemaker, Mr. Hopson, and Mr. Argus, respectively. Amounts in 2025 also include the grant date fair value of RSUs, computed in accordance with FASB ASC Topic 718 and without adjustment for forfeitures, using the closing price per share of our common stock on the grant date ($40.22 per share).
4 The amounts listed in this column for FY 2025 reflect the cash awards paid to the NEOs for FY 2025 performance, as further described in the Compensation Discussion and Analysis section on page 36 of this proxy statement and the Grants of Plan Based Awards—FY 2025 table below. The amounts listed in this column for FYs 2024 and 2023 reflect the cash awards paid to the NEOs for performance in those fiscal years.

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Executive Compensation Tables
5 Figures in this column consist of the employer contribution made on behalf of each of the NEOs to our health and welfare benefits and our qualified retirement plan, as well as the reimbursements for vehicle use, financial and tax planning, memberships, and annual physical examinations. Amounts for Mr. Batrack are enumerated in the table below:
Company Contribution to 401(k) Plan	Company Contribution to Health and Welfare Benefits	Automobile Allowance	Memberships	Financial and Tax Planning
$19,800	$16,835	$10,800	$19,950	$4,000

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Executive Compensation Tables
Grants of Plan Based Awards–FY 2025
The following table provides information regarding grants of plan-based incentive awards made to our NEOs during FY 2025.
		Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Possible Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Shares of Stock or Units (#)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Batrack	1	0	1,875,000	3,750,000
	11/20/242				0	115,979	231,958				4,689,031
	11/20/243							77,320			3,109,810
Total											7,798,841
Mr. Burdick	1	0	700,000	1,400,000
	11/20/242				0	22,091	44,182				893,139
	11/20/243							14,728			592,360
Total											1,485,499
Dr. Shoemaker	1	0	700,000	1,400,000
	11/20/242				0	22,091	44,182				893,139
	11/20/243							14,728			592,360
Total											1,485,499
Mr. Hopson	1	0	540,000	1,080,000
	11/20/242				0	14,728	29,456				595,453
	11/20/243							9,818			394,879
Total											990,333
Mr. Argus	1	0	540,000	1,080,000
	11/20/242				0	14,728	29,456				595,453
	11/20/243							9,818			394,879
Total											990,333

1 This row represents the possible AIP awards for FY 2025. Additional information about these payments appears in the Compensation Discussion and Analysis section on page 36 of this proxy statement. The actual award payments, as determined by the Compensation Committee on November 9, 2025, are included in the Non-Equity Incentive Plan Compensation ($) column of the Summary Compensation Table on page 57 of this proxy statement. The target and maximum values are calculated by multiplying (a) 150% and 300%, respectively, by Mr. Batrack’s annual base salary; (b) 100% and 200%, respectively, by Mr. Burdick’s and Dr. Shoemaker’s annual base salaries; and (c) 90% and 180%, respectively, by Mr. Argus’s and Mr. Hopson’s annual base salaries, each as in effect at the end of FY 2025.
2 The amounts shown in this row reflect, in share amounts, the threshold, target, and maximum potential payouts of PSUs, as further discussed in the Compensation Discussion and Analysis section on page 36 of this proxy statement. The PSUs were granted under the 2018 Equity Incentive Program (EIP) and cliff vest in shares of our common stock after the end of a three-year performance period, subject to the achievement of the applicable performance goals. Vesting, from 0% to 200% of the award, is completely at risk and is based 50% upon our EPS growth and 50% upon our relative TSR. For additional details on the grant date fair value of these PSUs, see footnote (3) of the Summary Compensation Table on page 57 of this proxy statement. Dividend equivalents are payable on the underlying PSU shares, but only to the extent that the applicable performance goals are subsequently satisfied and the PSUs vest.
3 The amounts shown in this row reflect the awards of RSUs, as further discussed in the Compensation Discussion and Analysis section on page 36 of this proxy statement. The RSUs were granted under the 2018 EIP and vest as to 25% of the award on November 30, 2025, and on each anniversary of that date until fully vested, subject to the holder’s continuous employment by us through the applicable vesting date. For additional details on the grant date fair value of these RSUs, see footnote (3) of the Summary Compensation Table on page 57 of this proxy statement.

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Executive Compensation Tables
Outstanding Equity Awards at Fiscal Year End (FYE) 2025
The following table provides information regarding NEO equity awards outstanding as of September 28, 2025, the FYE 2025.
	Option Awards				Stock Awards
Name	Number of Securities underlying Unexercised Options Exercisable (#)	Securities underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock Not Vested (#)	Market Value of Shares or Units of Stock Not Vested ($)1	Unearned Shares, Units, or Other Rights Not Vested (#)	Market or Payout Value of Unearned Shares, Units, or Other Rights Not Vested ($)1
Mr. Batrack	—	—			14,0302	467,620
					38,0253	1,267,373
					63,7604	2,125,121
					77,3205	2,577,076
							114,0856	3,802,453
							127,5207	4,250,242
							115,9798	3,865,580
Total	—	—			193,135	6,437,190	357,854	11,918,275
Mr. Burdick	—	—			2,5202	83,992
					6,3353	211,146
					10,9304	364,297
					14,7285	490,884
							19,0156	633,770
							21,8607	728,594
							22,0918	736,293
Total	—	—			34,513	1,150,318	62,966	2,098,657
Dr. Shoemaker	—	—			2,5202	83,992
					6,3353	211,146
					9,1054	303,470
					14,7285	490,884
							19,0156	633,770
							18,2157	607,106
							22,0918	736,293
Total	—	—			32,688	1,089,491	59,321	1,977,169
Mr. Hopson	—	—			2,0552	68,493
					5,0703	168,983
					8,1954	273,139
					9,8185	327,234
							15,2106	506,949
							16,3957	546,445
							14,7288	490,884
Total	—	—			25,138	837,850	46,333	1,544,279

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Executive Compensation Tables
	Option Awards				Stock Awards
Name	Number of Securities underlying Unexercised Options Exercisable (#)	Securities underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock Not Vested (#)	Market Value of Shares or Units of Stock Not Vested ($)1	Unearned Shares, Units, or Other Rights Not Vested (#)	Market or Payout Value of Unearned Shares, Units, or Other Rights Not Vested ($)1
Mr. Argus	—	—			2,0552	68,493
					5,0703	168,983
					8,1954	273,139
					9,8185	327,234
							15,2106	506,949
							16,3957	546,445
							14,7288	490,884
Total	—	—			25,138	837,850	46,33	1,544,279

1 Market value calculated based on a stock price of $33.33, the closing price of our common stock on September 26, 2025, the last trading day of our 2025 fiscal year.
2 Granted on 11/23/21; vests 25% on 11/18/22 and 25% annually for next three years.
3 Granted on 11/16/22; vests 25% on 11/18/23 and 25% annually for next three years.
4 Granted on 11/21/23; vests 25% on 11/30/24 and 25% annually for next three years.
5 Granted on 11/20/24; vests 25% on 11/30/25 and 25% annually for next three years.
6 Granted on 11/16/22; cliff vesting following three-year performance period based on EPS growth and relative TSR.
7 Granted on 11/21/23; cliff vesting following three-year performance period based on EPS growth and relative TSR
8 Granted on 11/20/24; cliff vesting following three-year performance period based on EPS growth and relative TSR.
Options Exercised and Stock Vested–FY 2025
The following table shows the number of shares acquired by each of the NEOs during FY 2025 through exercising stock options and the vesting of PSUs and RSUs. The table also presents the value realized upon options being exercised and PSUs and RSUs being vested, as calculated, in the case of stock options, based on the difference between the market price of our common stock at exercise and the option exercise price and, as calculated, in the case of PSUs and RSUs, based on the closing price per share of our common stock on the Nasdaq Global Select Market on the vesting date.
	Option Awards		Stock Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Vested (#)1	Value Realized on Vesting ($)
Mr. Batrack	—	—	225,591	9,145,180
Mr. Burdick	—	—	40,850	1,656,127
Dr. Shoemaker	—	—	26,335	1,071,553
Mr. Hopson	—	—	33,100	1,341,704
Mr. Argus	—	—	32,895	1,333,275

1 Consists of PSUs and RSUs

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Executive Compensation Tables
Nonqualified Deferred Compensation–FY 2025
The following table shows each NEO’s contributions and earnings during FY 2025 and account balance as of September 28, 2025, under our DCP.
Name1	Executive Contributions in Last Fiscal Year ($)2	Tetra Tech Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)3	Aggregate Withdrawals or Distributions ($)4	Aggregate Balance at Last Fiscal Year End ($)5
Mr. Batrack	146,660	—	(7,778,717)	—	24,543,358
Mr. Burdick	—	—	661,446	—	7,518,193
Dr. Shoemaker	605,328	—	(87,536)	—	4,145,271

1 Mr. Hopson and Mr. Argus are not included in this table because they do not participate in the DCP.
2 These amounts were included in the Salary ($) and/or Non-Equity Incentive Plan Compensation ($) columns, as applicable, of the Summary Compensation Table on page 57 of this proxy statement.
3 None of the amounts are included in the Summary Compensation Table on page 57 of this proxy statement because plan earnings were not preferential or above market. The amount for Mr. Batrack includes $8,020,275, representing the stock price appreciation of Tetra Tech stock units deferred into the DCP. There is no guarantee that the earnings associated with the deferred Tetra Tech stock units will be realized by Mr. Batrack.
4 These amounts were included in the Salary ($) and/or Non-Equity Incentive Plan Compensation ($) columns, as applicable, of the Summary Compensation Table on page 57 of this proxy statement at the time such compensation was earned.
5 As of September 26, 2025, which was the last business day of FY 2025. The amount for Mr. Batrack includes $20,452,621, representing the value of Tetra Tech stock units deferred into the DCP.
The DCP is an unfunded and unsecured deferred compensation arrangement designed to allow the participants to defer a percentage of their base salary, bonuses, director’s fees, and equity awards other than options and invest the deferrals in a manner similar to the way in which our 401(k) plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Internal Revenue Code. The DCP is designed to comply with Section 409A of the Internal Revenue Code. As required by applicable law, participation in the DCP is limited to our directors and a group of our management employees, which includes our NEOs. Since the adoption of the DCP by the Board of Directors in 2006, we have not made any contribution on behalf of any director or executive officer.
Amounts deferred by each participant pursuant to the DCP are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the DCP are periodically adjusted for earnings and/or losses at rates equal to one or more of the measurement funds selected by the Compensation Committee and elected by participants. Stock unit deferrals represent shares of Tetra Tech common stock and may not be diversified into other investment options.
Potential Payments upon Termination or Change in Control
We do not enter into employment agreements with our NEOs (or any executive officers). The CEO’s employment may be terminated at any time at the discretion of the Board of Directors. The employment of the other NEOs may be terminated at any time by the CEO with the Board’s concurrence. Our NEOs are eligible to participate in the CIC Severance Plan.
Under the CIC Severance Plan, if an NEO’s employment is terminated by us “without cause” or by the NEO “with good reason,” in each case, within two years following (or, in the case of a termination without cause, a 90-day period immediately preceding) a change in control (each, a “qualifying termination”), we will pay or provide the following lump sum cash severance payments:
•
Severance pay equal to their current base salary plus a target bonus for the fiscal year employment terminates times a multiple (2.0 in the case of Mr. Batrack, and 1.5 in the cases of Messrs. Argus, Burdick, and Hopson and Dr. Shoemaker)

•
A pro rata target bonus for the year of termination, based on the number of days the NEO worked during the year

•
The bonus the NEO earned for the year preceding the year of termination if such bonus has not yet been paid

•
A payment equal to 102% of the cost of providing medical benefits (health, dental, and vision) to the NEO and their dependents substantially similar to those provided immediately prior to such termination date for 24 months (in the case of Mr. Batrack), 18 months (in the cases of Messrs. Argus, Burdick, and Hopson and Dr. Shoemaker)

In addition, pursuant to the terms of the CIC Severance Plan, in connection with a qualifying termination, all outstanding and unvested stock options, restricted stock, and RSUs that vest solely based on continued employment will fully vest, and equity awards

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Executive Compensation Tables
that vest in whole or in part on achievement of performance criteria will vest based on actual performance results. No outstanding or unvested equity awards held by our NEOs will automatically vest upon a change in control.
Under the terms of the CIC Severance Plan, if an NEO’s employment is terminated because of their death or disability, in each case, within two years following a change in control, we will pay a pro rata target bonus for the year of termination, based on the number of days the NEO worked during the year, together with the bonus the NEO earned for the year preceding the year of termination if such bonus has not yet been paid.
All severance payments described above are contingent on the execution of a release and continued compliance with the restrictive covenants set forth in the CIC Severance Plan (i.e., confidentiality and non-solicitation of employees, clients, suppliers, licensees, or business relations for a post termination period of 24 months for Mr. Batrack and 18 months for Mesrrs. Argus, Burdick and Hopson, and Dr. Shoemaker).
Each NEO will also be paid or provided with any unpaid base salary, accrued vacation, and unreimbursed expenses through the date of their employment termination, together with any benefits to which the NEO is entitled under our benefits programs.
The payments and benefits provided for under the CIC Severance Plan will be reduced to the extent that they would trigger excise taxes under Section 4999 of the Internal Revenue Code, unless an NEO would be better off on an after-tax basis, after taking into account all taxes, receiving the full amount of the payments and benefits. In that case, the payments and benefits will not be reduced. In no event is the Company obligated to provide any tax gross up or similar payment to the NEOs.
A “change in control” for purposes of the CIC Severance Plan generally consists of one or more of the following events:
•
An acquisition by any person of beneficial ownership of securities representing 50% or more of the combined voting power of Tetra Tech’s voting securities (on one date or during any 12-month period)

•
The consummation of a merger, reorganization, or consolidation if Tetra Tech’s stockholders (together with any trustee or fiduciary acquiring securities under any benefit plan) do not own more than 50% of the combined voting power of the merged, reorganized, or consolidated Company’s then outstanding securities (other than a recapitalization in which no person acquires more than 50% of the combined voting power of our outstanding securities)

•
The consummation of a sale of all or substantially all Tetra Tech’s assets (other than a sale to an entity in which our stockholders own 50% or more of the voting securities of such entity)

“Good reason” for purposes of the CIC Severance Plan generally includes any of the following actions by Tetra Tech:
•
A material diminution of the NEO’s base salary, annual bonus opportunity, or both

•
A material diminution in the NEO’s authority, duties, or responsibilities

•
A material diminution in the budget over which the NEO retains authority

•
A material change in the geographic location at which the NEO must perform their services

An NEO will be entitled to terminate their employment for good reason only if they have provided Tetra Tech with notice of the occurrence of a condition described above within 60 days of its initial existence and we have failed to remedy such condition within 30 days after receipt of the notice. An NEO’s employment will be deemed to have been terminated following a change in control by the NEO for good reason if the NEO terminates their employment prior to a change in control for good reason if a good reason condition occurs at the direction of a person or entity who has entered into an agreement with Tetra Tech, the consummation of which will constitute a change in control.
“Cause” means one of the following:
•
The willful and continued failure of the NEO to perform substantially their duties (other than a failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the NEO by the Board of Directors or CEO that specifically identifies the manner in which the Board of Directors or CEO believes that the NEO has not substantially performed their duties

•
The willful engaging by the NEO in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company

For purposes of this definition of “cause,” no act or failure to act on the part of an NEO will be considered “willful” unless it is done, or is not done, by the NEO in bad faith or without reasonable belief that the NEO’s action or omission was in Tetra Tech’s best interests. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors or

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Executive Compensation Tables
upon the instructions of our CEO, one of our executive officers or upon the advice of our legal counsel will be conclusively presumed to be done, or not done, by the NEO in good faith and in our best interests.
Assumptions Regarding the Tables
The tables in this section were prepared as though a change in control occurred on September 26, 2025 (the last business day of Tetra Tech’s most recent fiscal year) and the employment of each of our NEOs was terminated on that date. For purposes of any calculations involving equity awards, we have used the closing share price of Tetra Tech common stock on September 26, 2025, which was $33.33. Tetra Tech is required by the SEC to use these assumptions. The NEOs’ employment was not terminated on September 26, 2025, however, and a change in control did not occur on that date. As a result, there can be no assurance that a termination of employment, a change in control, or both would produce the same or similar results as those described if either or both of them occurred on any other date or at any other price, or if any assumption used in this disclosure is not correct in fact. All amounts presented in the tables below are estimates only. The following are the equity award and annual bonus assumptions:
•
Stock options that vest due to an employment termination “without cause” or “with good reason” within two years following (or, in the case of a termination without cause, 90 days immediately preceding) a change in control are valued based on their option spread (i.e., the excess of fair market value of a share of common stock on September 26, 2025, $33.33 over the exercise price)

•
PSUs and RSUs that vest due to an employment termination “without cause” or “with good reason” within two years following (or, in the case of a termination without cause, 90 days immediately preceding) a change in control are valued based on the number of shares subject to such award multiplied by the fair market value of a share of common stock on September 26, 2025 ($33.33)

•
PSUs are assumed to vest at 100% of target

Given that each of the NEO’s employment is assumed to have been terminated on September 26, 2025, for purposes of the tables in this section, any annual bonus for that year would have been earned as of that date under the terms of Tetra Tech’s bonus program. As a result, no amounts with respect to prorated bonuses for the year of termination of employment have been included in the tables

Tetra Tech 2026 Proxy Statement 57

Executive Compensation Tables
Mr. Batrack
Payment Type	Change in Control ($)	Termination without Cause or with Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)1	Termination Due to Resignation without Good Reason in Connection with a Change in Control ($)2	Termination Due to Cause in Connection with a Change in Control ($)2
Severance Benefits3	—	6,250,000	—	—	—
Prorated Bonus	—	—	—	—	—
Health Benefits	—	17,171	—	—	—
Accelerated Vesting of Unvested Stock Options4	—	—	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs4	—	8,052,694	—	—	—
Accelerated Vesting of Unvested RSUs4	—	4,440,278	—	—	—
Golden Parachute Cutback (if any)	—	—	—	—	—
Total	—	18,760,143	—	—	—

1 The only cash compensation payable is the prorated bonus, together with the bonus earned from the prior year if not yet paid, any unpaid base salary through the date of termination, and other payments available from life insurance or disability plans.
2 The only cash compensation payable is any unpaid base salary through the date of termination.
3 Payable in a cash lump sum payment.
4 Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 26, 2025. No PSUs were vested as of that date. See the Outstanding Equity Awards at FYE 2025 section on page 59 of this proxy statement for information regarding outstanding vested stock options. See the Options Exercised and Stock Vested—FY 2025 section on page 60 of this proxy statement for information regarding performance shares and RSUs that vested in FY 2025.
Mr. Burdick
Payment Type	Change in Control ($)	Termination without Cause or with Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)1	Termination Due to Resignation without Good Reason in Connection with a Change in Control ($)2	Termination Due to Cause in Connection with a Change in Control ($)2
Severance Benefits3	—	2,100,000	—	—	—
Prorated Bonus	—	—	—	—	—
Health Benefits	—	17,079	—	—	—
Accelerated Vesting of Unvested Stock Options4	—	—	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs4	—	1,362,363	—	—	—
Accelerated Vesting of Unvested RSUs4	—	783,443	—	—	—
Golden Parachute Cutback (if any)	—	—	—	—	—
Total	—	4,262,885	—	—	—

1 The only cash compensation payable is the prorated bonus, together with the bonus earned from the prior year if not yet paid, any unpaid base salary through the date of termination, and other payments available from life insurance or disability plans.
2 The only cash compensation payable is any unpaid base salary through the date of termination.
3 Payable in a cash lump sum payment.
4 Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 26, 2025. No PSUs were vested as of that date. See the Outstanding Equity Awards at FYE 2025 section on page 59 of this proxy statement for information regarding outstanding vested stock options. See the Options Exercised and Stock Vested—FY 2025 section on page 60 of this proxy statement for information regarding performance shares and RSUs that vested in FY 2025.

Tetra Tech 2026 Proxy Statement 58

Executive Compensation Tables
Dr. Shoemaker
Payment Type	Change in Control ($)	Termination without Cause or with Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)1	Termination Due to Resignation without Good Reason in Connection with a Change in Control ($)2	Termination Due to Cause in Connection with a Change in Control ($)2
Severance Benefits3	—	2,100,000	—	—	—
Prorated Bonus	—	—	—	—	—
Health Benefits	—	17,079	—	—	—
Accelerated Vesting of Unvested Stock Options4	—	—	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs4	—	1,240,875	—	—	—
Accelerated Vesting of Unvested RSUs4	—	742,892	—	—	—
Golden Parachute Cutback (if any)	—	—	—	—	—
Total	—	4,100,846	—	—	—

1 The only cash compensation payable is the prorated bonus, together with the bonus earned from the prior year if not yet paid, any unpaid base salary through the date of termination, and other payments available from life insurance or disability plans.
2 The only cash compensation payable is any unpaid base salary through the date of termination.
3 Payable in a cash lump sum payment.
4 Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 26, 2025. No PSUs were vested as of that date. See the Outstanding Equity Awards at FYE 2025 section on page 59 of this proxy statement for information regarding outstanding vested stock options. See the Options Exercised and Stock Vested—FY 2025 section on page 60 of this proxy statement for information regarding performance shares and RSUs that vested in FY 2025.
Mr. Hopson
Payment Type	Change in Control ($)	Termination without Cause or with Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)1	Termination Due to Resignation without Good Reason in Connection with a Change in Control ($)2	Termination Due to Cause in Connection with a Change in Control ($)2
Severance Benefits3	—	1,710,000	—	—	—
Prorated Bonus	—	—	—	—	—
Health Benefits	—	7,218	—	—	—
Accelerated Vesting of Unvested Stock Options4	—	—	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs4	—	1,053,394	—	—	—
Accelerated Vesting of Unvested RSUs4	—	583,186	—	—	—
Golden Parachute Cutback (if any)	—	—	—	—	—
Total	—	3,353,798	—	—	—

1 The only cash compensation payable is the prorated bonus, together with the bonus earned from the prior year if not yet paid, any unpaid base salary through the date of termination, and other payments available from life insurance or disability plans.
2 The only cash compensation payable is any unpaid base salary through the date of termination.
3 Payable in a cash lump sum payment.
4 Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 26, 2025. No PSUs were vested as of that date. See the Outstanding Equity Awards at FYE 2025 section on page 59 of this proxy statement for information regarding outstanding vested stock options. See the Options Exercised and Stock Vested—FY 2025 section on page 60 of this proxy statement for information regarding performance shares and RSUs that vested in FY 2025.

Tetra Tech 2026 Proxy Statement 59

Executive Compensation Tables
Mr. Argus
Payment Type	Change in Control ($)	Termination without Cause or with Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)1	Termination Due to Resignation without Good Reason in Connection with a Change in Control ($)2	Termination Due to Cause in Connection with a Change in Control ($)2
Severance Benefits3	—	1,710,000	—	—	—
Prorated Bonus	—	—	—	—	—
Health Benefits	—	9,850	—	—	—
Accelerated Vesting of Unvested Stock Options4	—	—	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs4	—	1,053,394	—	—	—
Accelerated Vesting of Unvested RSUs4	—	583,186	—	—	—
Golden Parachute Cutback (if any)	—	—	—	—	—
Total	—	3,356,430	—	—	—

1 The only cash compensation payable is the prorated bonus, together with the bonus earned from the prior year if not yet paid, any unpaid base salary through the date of termination and other payments available from life insurance or disability plans.
2 The only cash compensation payable is any unpaid base salary through the date of termination.
3 Payable in a cash lump sum payment.
4 Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 26, 2025. No PSUs were vested as of that date. See the Outstanding Equity Awards at FYE 2025 section on page 59 of this proxy statement for information regarding outstanding vested stock options. See the Options Exercised and Stock Vested—FY 2025 section on page 60 of this proxy statement for information regarding performance shares and RSUs that vested in FY 2025.
Equity Compensation Plan Information
The following table provides information as of September 28, 2025, about the shares of Tetra Tech common stock that may be issued under our existing equity compensation plans. All of our existing plans have been approved by our stockholders. A majority of our employees are eligible to participate in the Employee Stock Purchase Plan (ESPP) and the 2018 EIP, subject to certain limitations, terms, and conditions.
Equity Compensation Plans Approved by Stockholders1
Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (#)2	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights3	Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column) (#)
265,415	$8.73	12,912,6954

1 Consists of the 2018 EIP and the ESPP.
2 Represents outstanding stock options only.
3 Represents the weighted average exercise price of outstanding stock options only.
4 Consists of 12,480,884 shares available under the 2018 EIP, and 431,811 shares available under the ESPP. Excludes purchase rights under our ESPP for the purchase right period that commenced on January 1, 2025, and ended on December 15, 2025 and 760,110 deferred, vested rights to receive shares pursuant to the Tetra Tech DCP. Shares available under the 2018 EIP can be used for any type of award available under that plan, including options, restricted stock, and RSU awards.

Tetra Tech 2026 Proxy Statement 60

Executive Compensation Tables
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and Item 402(u) of Regulation S-K under the Securities Act, Tetra Tech is providing the following information about the relationship of the annual total compensation of our employees (excluding our CEO) and the annual total compensation of Mr. Batrack, our Chairman of the Board and CEO. The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions. For FY 2025, CEO compensation, which was earned but not realized, was $13,901,508; the median employee compensation (excluding our CEO) was $104,777; and our estimate of the CEO pay ratio was 133.
To determine the median employee compensation, we reviewed compensation data from Tetra Tech’s global employee population as of July 1, 2025 As of July 1, 2025, the global population was 21,433. The U.S. portion of this population was 9,739. To identify the median employee compensation, earnings figures for the 39-week period of October 1, 2024, through July 1, 2025, were collected. Non-U.S. dollar earnings were converted to U.S. dollars based on the exchange rate on July 1, 2025. For employees who worked a partial year due to a hire date that fell after the start of the fiscal year, their earnings were annualized. Earnings were not annualized for casual employees. This information is being provided for compliance purposes.
Neither the Compensation Committee nor our management used the pay ratio measure in making compensation decisions. Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Tetra Tech 2026 Proxy Statement 61

Pay Versus Performance Disclosure
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other Named Executive Officers (NEOs) and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered fiscal year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer to the Compensation Discussion and Analysis.
Pay versus Performance Table
					Value of Initial Fixed $100 Invested Based On:
Year1	SCT Total Compensation for CEO	Compensation Actually Paid to CEO2	Average SCT Total Compensation for Other NEOs	Average Compensation Actually Paid to Other NEOs3	Company TSR	Peer Group4	Net Income ($M)	Revenue5 ($M)
2025	$11,622,399	$5,688,846	$2,800,316	$1,921,443	$188.30	$195.71	$247.9	$5,442.6
2024	$12,560,342	$24,898,843	$2,674,252	$4,579,192	$263.94	$199.05	$333.4	$5,198.7
2023	$11,885,517	$16,020,470	$2,595,666	$3,337,863	$169.64	$144.97	$273.4	$4,522.6
2022	$10,331,897	$9,306,681	$2,318,379	$2,065,988	$142.49	$110.07	$263.1	$3,504.0
2021	$7,908,335	$18,481,077	$2,109,249	$3,740,891	$167.37	$116.88	$232.8	$3,212.5

Notes:
1 The CEO and other NEOs for the indicated years were as follows: (i) for 2025, our CEO was Batrack and our other NEOs were Burdick, Shoemaker, Hopson, and Argus (ii) for 2024, our CEO was Batrack and our other NEOs were Burdick, Shoemaker, Hopson, and Argus (iii) for 2023, our CEO was Batrack and our other NEOs were Burdick, Shoemaker, Hopson, and Argus, (iv) for 2022, our CEO was Batrack and our other NEOs were Burdick, Shoemaker, Amidon, and Hopson, (v) and for 2021, our CEO was Batrack and our other NEOs were Burdick, Shoemaker, Argus, and Hopson.
2 Amounts reported in this column are based on total compensation reported for our CEO in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.
Fiscal Year	Summary Compensation Table Total	Adjustment to Summary Compensation Table Total1	Compensation Actually Paid
2025	$11,622,399	$(5,933,553)	$5,688,846
2024	$12,560,342	$12,338,501	$24,898,843
2023	$11,885,517	$4,134,953	$16,020,470
2022	$10,331,897	$(1,025,216)	$9,306,681
2021	$7,908,335	$10,572,742	$18,481,077
1 See table below for calculation of Adjustment to Summary Compensation Table Total
Fiscal Year	Deduction of Grant Date Fair Value of Current Year Equity Awards	Addition of Fair Value of Current Year Equity Awards at FYE	Deduction for Awards Granted in Prior Years that Fail to Meet Vesting Criteria	Additions (Deductions) for Change in Value of Prior Years’ Awards Unvested at FYE	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Dollar Value of Dividends not Otherwise Reflected in the Fair Value for Covered Fiscal Year	Adjustment to Summary Compensation Table Total
2025	$(7,798,841)	$7,921,988	$0	$(4,777,041)	$(1,327,210)	$47,552	$(5,933,553)
2024	$(7,985,017)	$11,903,114	$0	$7,892,963	$479,919	$47,522	$12,338,501
2023	$(6,859,003)	$6,239,770	$0	$2,833,515	$1,853,143	$67,527	$4,134,953
2022	$(6,281,608)	$3,979,305	$0	$(1,831,074)	$3,024,666	$83,495	$(1,025,216)
2021	$(4,601,813)	$5,668,783	$0	$6,914,928	$2,516,496	$74,348	$10,572,742
3 Amounts reported in this column are based on the average of the total compensation reported for our other NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Tetra Tech 2026 Proxy Statement 62

Pay Versus Performance Disclosure
Fiscal Year	Average Summary Compensation Table Total	Adjustment to Average Summary Compensation Table Total1	Average Compensation Actually Paid
2025	$2,800,316	$(878,874)	$1,921,443
2024	$2,674,252	$1,904,939	$4,579,192
2023	$2,595,666	$742,198	$3,337,863
2022	$2,318,379	$(252,392)	$2,065,988
2021	$2,109,249	$1,631,643	$3,740,891
1 See table below for calculation of Adjustment to Average Summary Compensation Table Total
Fiscal Year	Deduction of Grant Date Fair Value of Current Year Equity Awards	Addition of Fair Value of Current Year Equity Awards at FYE	Additions (Deductions) for Change in Value of Prior Years’ Awards Unvested at FYE	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Dollar Value of Dividends not Otherwise Reflected in the Fair Value for Covered FY	Adjustment to Average Summary Compensation Table Total
2025	$(1,237,916)	$1,257,471	$(693,872)	$(212,105)	$7,548	$(878,874)
2024	$(1,140,651)	$1,700,334	$1,247,331	$91,137	$6,789	$1,904,939
2023	$(1,028,804)	$935,927	$520,160	$303,504	$11,411	$742,198
2022	$(1,024,644)	$649,101	$(335,039)	$441,571	$16,620	$(252,392)
2021	$(934,781)	$1,151,515	$1,068,729	$333,464	$12,715	$1,631,643
4 For all covered years, the peer group consisted of the following companies: AECOM, Booz Allen Hamilton Holding Co., CACI International, Clarivate Plc, Dycom Industries, FTI Consulting, Jacobs Solutions Inc., KBR Inc., Leidos Holdings, Maximus Inc., Parsons Corp., Science Applications International, and Verisk Analytics
For 2025, Jacobs Solutions was added to the group. ICF International was removed from the group. Using the group from the prior disclosure, the peer group TSR would be as follows: (i) 2025: $193.83; 2024: $203.12; 2023: $144.72; 2022: $109.24; 2021: $113.29
5 In accordance with SEC rules, the Company is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our named executive officers to Company performance for the most recently completed fiscal year. The Company determined revenue, which is a metric included in our incentive program, meets this requirement and therefore, we have included this performance measure in the Pay versus Performance table.
Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between compensation actually paid (CAP) to our chief executive officer and the average of the compensation actually paid to our other named executive officers (as calculated above) and our financial and stock performance for the indicated years. In addition, the first chart below compares our cumulative total shareholder return (TSR) and peer group cumulative TSR for the indicated years.

Tetra Tech 2026 Proxy Statement 63

Pay Versus Performance Disclosure

CAP vs. Company Cumulative TSR
Comparison of Company Cumulative TSR and Peer Group TSR
Compensation Actually Paid (000s)
TSR Return on Investment of $100
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
2020
2021
2022
2023
2024
2025
$18,481
$9,307
$16,020
$24,899
$5,689
$3,741
$2,066
$3,338
$4,579
$1,921
$100.00
$167.37
$142.49
$169.64
$263.94
$188.30
$116.88
$110.07
$144.97
$199.05
$195.71
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Company TSR
Compensation Peer Group

CAP vs. Net Income
Compensation Actually Paid (000s)
Net Income ($M)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$400
$350
$300
$250
$200
$150
$100
$50
$0
$18,481
$3,741
$233
$9,307
$2,066
$263
$16,020
$3,338
$273
$24,899
$4,579
$333
$5,689
$1,921
$248
2021
2022
2023
2024
2025
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Net Income (GAAP)

Tetra Tech 2026 Proxy Statement 64

Pay Versus Performance Disclosure

CAP vs. Revenue
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Compensation Actually Paid (000s)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Revenue ($M)
$18,481
$3,213
$3,741
$9,307
$3,504
$2,066
$16,020
$4,523
$3,338
$24,899
$5,199
$4,579
$5,689
$5,443
$1,921
2021
2022
2023
2024
2025
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Revenue

Company’s Most Important Financial Performance Measures
The following were the most important financial performance measures (and non-financial performance measures), as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.
•
Revenue

•
Net Revenue

•
Operating Income

•
Earnings per Share

•
Cash Provided by Operations

All of the information provided above under the “Pay Versus Performance Disclosure” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Tetra Tech 2026 Proxy Statement 65

Item 3: Approval of the Amendment to the Employee Stock Purchase Plan
Item 3: Approval of the Amendment to the Employee Stock Purchase Plan
We are seeking stockholder approval of an amendment to our Employee Stock Purchase Plan (ESPP), including to increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP by 10,000,000 shares.
The ESPP offers eligible employees the opportunity to acquire a stock ownership interest in Tetra Tech through period payroll deductions that will be applied towards the purchase of our common stock at a discount from the then current market price. The primary purpose of the amendment is to ensure that we will have a sufficient reserve of common stock available under the ESPP to provide eligible employees with the continuing opportunity to acquire a proprietary interest in us through participation in a payroll deduction-based employee stock purchase plan and to also update some of the terms of the ESPP as specifically provided below, consistent with market practice and the requirements of Section 423 of the Internal Revenue Code.
In addition to the increase in shares which would be effective on the date of shareholder approval, the amendment as proposed would also modify the timing of purchases from annually (on December 15) to semi-annually (on June 15 and December 15) following six (6) month purchase periods. The change in timing of the purchase periods and purchases would occur following the upcoming December 15, 2026 purchase. The maximum contribution limit per purchase period would remain $5,000 but with the change in the duration of a purchase period, it would represent an increased annual contribution limit of $10,000 per participant.
The ESPP was initially adopted by our Board on November 15, 1995 and approved by our stockholders in February 1996 and has been subsequently amended several times, including to authorize additional shares, with stockholder approval. On November 9, 2025, our Board approved this amendment, subject to the approval of our stockholders. As of December 31, 2025, employees had purchased 17,268,110 shares of our common stock under the ESPP, and only 2,400 shares remained for purchase. At that date, approximately 20,100 employees were eligible to participate in the ESPP, including all named executive officers.
The following is a brief summary of the principal features of the ESPP as applied to U.S. participants. The summary is qualified by and subject to the full text of the ESPP, as proposed to be amended, which is attached to this proxy statement as Appendix A on page 84 and incorporated by reference into this proxy statement.
Summary
The ESPP provides for the granting of purchase rights (Purchase Rights) to purchase common stock to our (and our subsidiaries’) employees and officers, including directors who are also employees or officers. Under the ESPP, shares of common stock are issued upon the exercise of Purchase Rights. The ESPP is administered by the Compensation Committee, which has the authority to prescribe rules and procedures relating to the ESPP, and to take all other actions necessary or appropriate for the administration of the ESPP.
The classes of employees who are eligible to participate in the ESPP are regular full-time employees and regular part-time employees who are regularly scheduled to work more than 20 hours per week.
Each Purchase Right lasts for a period of approximately six months (Purchase Period). The Compensation Committee may elect to suspend and/or recommence the ESPP at any time following the end of a Purchase Period. Prior to the beginning of each Purchase Period, employees may elect to contribute amounts to the ESPP during that Purchase Period. Employees can only commence participation in the ESPP on the first day of a Purchase Period.
The maximum amount that a U.S.-based employee can contribute during a Purchase Period is $5,000. The amount that an employee elects to contribute during a Purchase Period is fixed, and cannot be increased during the Purchase Period, and the employee may elect to stop contributing to the ESPP. The amount that the employee elects to contribute is withheld from the employee’s post-tax salary in equal amounts over the entire Purchase Period.
Under the ESPP, the exercise price of a Purchase Right is the lesser of 100% of the fair market value of such shares on the first day of the Purchase Period or 85% of the fair market value on the last day of the Purchase Period. For this purpose, the fair market value of the common stock is its closing price as reported on the NASDAQ Stock Market on the applicable date. The employees’ contributions to the ESPP are automatically used to purchase common stock on the last day of the Purchase Period, unless they elect to withdraw from the ESPP prior to that date or otherwise lose eligibility to participate as described below.
Participants whose employment is terminated for any reason forfeit their Purchase Right and receive a refund of all of their contributions during the applicable Purchase Period. Employees who elect to suspend their contributions can elect either to withdraw

Tetra Tech 2026 Proxy Statement 66

Item 3: Approval of the Amendment to the Employee Stock Purchase Plan
their contributions or leave those amounts in the ESPP to be used to purchase common stock at the end of the Purchase Period. No interest is credited on any amounts contributed to the ESPP.
In the event we cease to be an independent publicly-owned corporation, or there is a sale or other disposition of all or substantially all of our assets, all Purchase Rights will be automatically exercised immediately preceding such an event. If our outstanding shares of common stock are increased, decreased or exchanged for different securities, a proportionate adjustment will be made in the number, price and kind of shares subject to outstanding Purchase Rights.
Our Board may amend or terminate the ESPP at any time, except with respect to any outstanding Purchase Rights. Stockholder approval is required for any amendment that changes the class of individuals who may participate or the aggregate number of shares to be granted under the ESPP. Further, the board may suspend or recommence the ESPP following the end of any Purchase Period.
The above description summarizes the main provisions of the ESPP and the Purchase Rights granted thereunder. This description does not purport to be complete and is qualified in its entirety by the provisions of the ESPP. Stockholders are urged to read the ESPP in its entirety.
Federal Income Tax Consequences
The 423 Component of the ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under such an arrangement, no income will be taxable to a participant upon either the grant or the exercise of the Purchase Rights. Upon disposition of the shares issued under the qualified component of the ESPP, the participant will generally be subject to income tax. The amount of the tax may depend upon the participant’s holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant for the qualified component of the ESPP; however, if the shares are disposed of in a non-qualifying disposition (i.e., shares that are sold within two years after the grant of the Purchase Right or within one year after the purchase of such shares), we may be entitled to a tax deduction for the amount included as ordinary income to the individual.
The foregoing summary of the effects of federal income taxation with respect to Purchase Rights granted and shares issued under the ESPP does not purport to be complete and applicable to all participants. Each participant is urged to consult with his or her personal tax advisor regarding the federal, state and local tax consequences of participating in the ESPP.
Plan Benefits
The table below shows, as to each of our executive officers named in the Summary Compensation Table of the Executive Compensation section of this proxy statement and the various indicated groups, the number of shares of common stock purchased under the ESPP during the 2025 plan year. All such purchases were made on December 15, 2025. For all participating employees, the purchase price was $34.44 per share.
Name and Position	Number of Purchased Shares
Mr. Batrack, Chairman, CEO and President	132
Mr. Burdick, EVP, CFO	132
Dr. Shoemaker, EVP, Chief Innovation and Sustainability Officer	132
Mr. Hopson, EVP, Chief Legal and Human Capital Officer, and Secretary	132
Mr. Argus, EVP, Corporate Development and President, CIG	132
All current executive officers as a group (6 persons)	660
All current directors other than executive officers as a group (7 persons)	0
All participating employees, including current officers who are not executive officers, as a group (5,223 persons)	429,411
New Plan Benefits
The benefits to be received by our executive officers, directors and employees as a result of the proposed amendment to the ESPP are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No Purchase

Tetra Tech 2026 Proxy Statement 67

Item 3: Approval of the Amendment to the Employee Stock Purchase Plan
Rights have been granted, and no shares of common stock have been issued, with respect to the 10,000,000 share increase for which stockholder approval is sought under this proposal.
The closing price of our common stock on the NASDAQ Stock Market on December 31, 2025 was $33.54 per share.
Recommendation of Board of Directors
Our Board of Directors recommends that you vote FOR the amendment to our ESPP including to increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP by 10,000,000 shares. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

Tetra Tech 2026 Proxy Statement 68

Item 4: Ratification of Appointment of Independent Registered Public Accounting Firm
Item 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed PwC as our independent registered public accounting firm for the 2026 fiscal year, and our Board is seeking stockholder ratification of the appointment. Stockholder ratification is not required by our bylaws or applicable laws and regulations. Our Board, however, annually submits the appointment for stockholder ratification as a matter of good corporate governance. If stockholders were not to ratify the appointment, the Audit Committee would reconsider whether to retain PwC, but could do so at the Audit Committee’s discretion. In addition, even if the appointment is ratified, the Audit Committee could subsequently appoint a different independent registered public accounting firm without stockholder approval if the Committee was to determine that action would be in the best interests of our company and stockholders.
PwC has been our independent registered public accounting firm since FY 2004 and served in that capacity for the 2025 fiscal year. PwC is knowledgeable about our operations and accounting practices and we believe that PwC is well qualified to act as our independent registered public accounting firm. Some governance stakeholders have suggested that a long-tenured auditor poses an independence risk. The Audit Committee, however, has several practices in place that mitigate this potential risk, including the following:
•
Review of all non-audit services and engagements provided by PwC in annually assessing PwC’s independence

•
Periodic consideration of whether to change the independent registered public accounting firm based on its assessment of PwC’s audit quality, performance, compensation, and independence

•
Regular meetings with PwC without management present and with management without PwC present

•
Involvement in the interview and selection process for any new lead audit partner

In order to regularly bring a fresh perspective to the audit engagement, a new lead audit partner is designated at least every five years. The Audit Committee Chair interviewed the partner prior to this designation, and the Audit Committee as a whole was directly involved with members of senior management and PwC in making the selection.
In determining whether to reappoint PwC, the Audit Committee considered the qualifications, performance, and independence of the firm and the audit engagement team; the quality of its discussion with PwC; and the fees charged by PwC for the level and quality of services provided. Although no formal statement from PwC is planned, representatives of the firm will be given the opportunity to make a statement if they so desire and will be present at the 2026 Annual Meeting to answer appropriate questions from stockholders.
Vote Required
Approval of this advisory vote requires the affirmative vote of a majority of shares of common stock present or represented and entitled to vote on the proposal at the 2026 Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the advisory vote.
Recommendation of Board of Directors
Our Board of Directors recommends that you vote FOR ratification of the appointment of PwC as Tetra Tech’s independent registered public accounting firm for the 2026 fiscal year. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.
Auditor Independence
PwC has confirmed that it is in compliance with all rules, standards, and policies of the Public Company Accounting Oversight Board (PCAOB) and the regulations of the SEC governing auditor independence. The Audit Committee considers at least annually whether PwC’s provision of non-audit services is compatible with maintaining auditor independence.

Tetra Tech 2026 Proxy Statement 69

Item 4: Ratification of Appointment of Independent Registered Public Accounting Firm
Auditor Fees
The following is a summary of the fees PwC has billed Tetra Tech for professional services rendered for the fiscal years ended September 28, 2025, and September 29, 2024.
Fee Category	FY 2025 Fees	FY 2024 Fees
Audit Fees	$4,247,500	$4,045,813
Audit-Related Fees	29,160	89,074
Tax Fees	189,598	69,355
All Other Fees	2,000	2,000
Total Fees	$4,468,258	$4,206,242
Audit Fees
These fees are billed for professional services rendered for the integrated audit of our consolidated financial statements and our internal control over financial reporting, for the reviews of the interim consolidated financial statements included in our quarterly reports, and for services that are normally provided by PwC in connection with statutory and regulatory filings or other engagements.
Audit-Related Fees
These fees are billed for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, due diligence activities related to acquisitions, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.
Tax Fees
These fees are billed for professional services for tax compliance, tax advice, tax planning, and tax returns. These services include assistance regarding federal, state, and international tax compliance; assistance with tax reporting requirements, tax returns, and audit compliance; M&A tax compliance; and tax advice on international and state tax matters. None of these services was provided under contingent fee arrangements.
All Other Fees
These fees are associated with annual license fees for software used by management in performing technical research and ensuring completeness of financial statement disclosures.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm, subject to limited discretionary authority granted to our executive management. These services may include audit services, audit related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee on the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve specific services on a case-by-case basis. The Audit Committee pre-approved all audit and permissible non-audit services provided by PwC in FY 2024 and FY 2025 in accordance with this policy.

Tetra Tech 2026 Proxy Statement 70

Audit Committee Report
Audit Committee Report
Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls over financial reporting in accordance with the standards of the PCAOB and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, but the Committee is not responsible for preparing the Company’s financial statements or auditing those financial statements, which are the responsibilities of management and the independent auditors, respectively.
The Audit Committee has reviewed with PwC the matters required to be discussed with the Committee under the applicable requirements of the PCAOB and the SEC. The Audit Committee has also discussed with the Company’s management auditors and PwC the overall scope and plan for their respective audits. The Audit Committee meets regularly with the management auditors and independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended September 28, 2025. In connection with that review, management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also reviewed management’s report on its assessment of internal controls over financial reporting, as required under the Sarbanes Oxley Act of 2002. In its report, management provided a positive assertion that internal controls over financial reporting were in place and operating effectively as of September 28, 2025.
The Audit Committee has discussed with PwC the consolidated financial statements as well as the matters required to be discussed pursuant to Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received a letter from PwC regarding its independence from the Company as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed with PwC the independence of the firm, and has considered all of the above communications as well as all audit, audit related, and non-audit services provided by PwC. With reliance upon the foregoing, the Audit Committee has determined that PwC is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the regulations thereunder adopted by the SEC and the PCAOB.
Based on the reviews and discussions detailed above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for FYE September 28, 2025, as filed with the SEC.
Respectfully submitted by1:
Gary R. Birkenbeuel, Chair
Jeffrey R. Feeler
M. Susan Hardwick
Kimberly E. Ritrievi
Kirsten M. Volpi
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement, unless specifically incorporated by reference herein.

1 Mr. Feeler and Ms. Hardwick joined the Audit Committee in December 2025, after the completion of, and preparation of audited financial statements for, FY 2025.

Tetra Tech 2026 Proxy Statement 71

Security Ownership Information
Security Ownership Information
Security Ownership of Management and Significant Stockholders
The following table sets forth information known to Tetra Tech with respect to beneficial ownership of our common stock at December 23, 2025, by:
•
All those persons known by us to own beneficially more than 5% of our common stock

•
Each director and director nominee

•
Our NEOs

•
All directors and executive officers as a group

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of December 23, 2025, includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 23, 2025, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table include only options to purchase shares exercisable on or within 60 days after December 23, 2025. Unless otherwise indicated, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of (1) the 261,173,077 shares of common stock outstanding on December 23, 2025, and (2) any shares such person or group has the right to acquire on or within 60 days after December 23, 2025.
Beneficial Ownership of Common Stock
Name of Beneficial Owner1	Shares Beneficially Owned (#)	Percentage Owned
BlackRock, Inc.2	26,026,773	9.7
The Vanguard Group, Inc.3	27,185,795	10.1
Mr. Argus	40,022	*
Mr. Batrack	332,630	*
Mr. Birkenbeuel	37,725	*
Mr. Burdick	149,351	*
Mr. Feeler	—	*
Mr. Gandhi	16,553	*
Ms. Hardwick	—	*
Mr. Hopson	83,274	*
Ms. Obiaya	9,171	*
Dr. Ritrievi	143,200	*
Dr. Shoemaker	326,953	*
Ms. Volpi4	77,218	*
All directors and executive officers as a group (13 persons)	1,271,572	*
* Less than 1%.

1 Unless otherwise indicated, the address of each person in this table is c/o Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107, Attention: Corporate Secretary. Ownership information reported here does not include shares held by officers or directors in the DCP.
2 All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 17), as of December 31, 2024, filed by BlackRock, Inc. with the SEC on February 6, 2025, whose address is 50 Hudson Yards, New York, New York 10001. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 25,266,761 shares of our common stock and sole dispositive power over 26,026,773 shares of our common stock.
3 All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 15), as of March 31, 2025, filed by The Vanguard Group, Inc. (Vanguard) with the SEC on April 7, 2025, whose address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. According to the Schedule 13G/A, Vanguard has shared voting power over 103,963 shares of our common stock, sole dispositive power over 26,793,343 shares of our common stock, and shared dispositive power over 392,452 shares of our common stock.
4 Includes options to purchase 9,000 shares that are exercisable on or within 60 days after December 23, 2025.

Tetra Tech 2026 Proxy Statement 72

Security Ownership Information
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers, directors, and owners of more than 10% of our equity securities (collectively, our insiders) to timely file initial reports of ownership and reports of changes in ownership with the SEC. Due to the complexity of SEC reporting rules, we undertake to file these reports on behalf of our directors and executive officers and have instituted procedures to assist them with complying with their reporting obligations. To our knowledge, based solely on our review of SEC filings, our records, and written representations from certain of our insiders that no other reports were required to have been filed, we believe that all our insiders timely complied with the Section 16(a) filing requirements applicable to them during FY 2025.
Related Person Transactions
Our Board of Directors has adopted a written related person transactions policy. Under the policy, the Audit Committee (or other committee designated by the NCG Committee) reviews transactions between Tetra Tech and related persons, including to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we (including any of our subsidiaries) was, is or will be a participant; (ii) the amount involved exceeds $120,000; and (iii) a related person had, has or will have a direct or indirect material interest (a “Related Person Transaction”). For purposes of the policy, a “related person” is a director, executive officer, nominee for director, or beneficial owner of more than 5% of our common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.
Related Person Transactions that do not fall into certain pre-approved categories in accordance with Item 404 of Regulation S-K promulgated under the Exchange Act must be reviewed by our Disclosure Committee, which consists of an internal team of senior representatives from our finance, accounting, legal, human resources, tax, treasury, investor relations, and information technology departments. The Disclosure Committee determines whether a related person could have a significant interest in the transaction, and, if so, the transaction is referred to the Audit Committee (or other designated committee). Transactions also may be identified through our Code of Business Conduct, our quarterly certification process, or our other policies and procedures and reported to the Audit Committee (or other designated committee). The Audit Committee will review the material facts of all Related Person Transactions and either approve, ratify, rescind, or take other appropriate action (in its discretion) with respect to the transaction.
Tetra Tech had no Related Person Transactions in FY 2025.

Tetra Tech 2026 Proxy Statement 73

Meeting and Voting Information
Meeting and Voting Information
This proxy statement is being furnished to stockholders on behalf of our Board to solicit proxies for the 2026 Annual Meeting to be held on Thursday, February 19, 2026, at 10:00 a.m. Pacific Time, at the Le Méridien Pasadena Arcadia, 130 West Huntington Drive, Arcadia, California 91007, and at any adjournment or postponement thereof. The items of business to be acted upon at the meeting are set forth in the Notice of 2026 Annual Meeting of Stockholders (“Notice”) appearing at the beginning of this proxy statement.
Delivery of Annual Report on Form 10-K
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for FYE September 28, 2025, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to our Corporate Secretary, Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107. Our Annual Report on Form 10-K is also available at tetratech.com.
Delivery of Proxy Materials
We have elected to provide access to our proxy materials on the internet. Accordingly, we are sending the Notice to our stockholders of record. Brokers, banks, and other nominees (collectively, nominees) who hold shares on behalf of the beneficial owners (also called “street name holders”) will send a similar notice to beneficial owners. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice or to request a printed copy of the proxy materials. Instructions on how to request printed proxy materials by mail, including an option to receive paper copies in the future, are provided in the Notice and on the website referred to in the Notice.
We intend to mail this proxy statement, together with a proxy card, to stockholders entitled to vote at the 2026 Annual Meeting who properly request paper copies of these materials within three business days of request. If you hold your shares in street name, you may request paper copies of the proxy statement and proxy card from your nominee by following the instructions on the notice your nominee provides to you.
Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we are permitted to deliver a single copy of our proxy materials, including this proxy statement and our Annual Report, to stockholders sharing the same address who did not receive the Notice and who did not otherwise notify us of their desire to receive multiple copies of our proxy materials. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. Householding affects only the delivery of proxy materials; it has no impact on the delivery of dividend checks.
We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. If you wish to receive an additional copy of our proxy materials, or if you received multiple copies of our proxy materials and wish to request householding in the future, you may make such request by writing to our Corporate Secretary at Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107.
If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy materials in future years, you may call Broadridge Investor Communications Solutions, Inc. toll-free at (800) 542-1061 or write to them c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Shares Entitled to Vote
Stockholders of record as of the close of business on December 23, 2025, are entitled to notice of, and to vote at, the 2026 Annual Meeting. Our only class of shares outstanding is common stock, and there were 261,173,077 shares of our common stock outstanding on December 23, 2025. Pursuant to our bylaws, a list of stockholders entitled to vote will be available for inspection at least 10 days before the 2026 Annual Meeting and at the 2026 Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held on the record date.

Tetra Tech 2026 Proxy Statement 74

Meeting and Voting Information
Voting Your Shares
Voting in Person
You may vote by attending the 2026 Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares in street name, you may vote in person at the meeting only if you properly request and receive a legal proxy in your name from the nominee that holds your shares. See Shares Registered in Street Name below.
If you hold your shares of common stock as a record holder (i.e., directly in your name), your method of voting differs depending on whether you are viewing this proxy statement on the internet or reviewing a paper copy, as follows:
•
If you received a notice of internet availability or an email, you may vote your shares by (1) submitting a proxy on the internet by following the instructions on the website or (2) requesting a paper copy of the proxy materials and following one of the methods described below.

•
If you received a paper proxy card or voting instruction card, you may vote your shares by (1) submitting a proxy by telephone or on the internet by following the instructions on the proxy card or (2) completing, dating, and signing the proxy card included with the proxy statement and returning it in the pre-addressed, postage-paid envelope provided.

We encourage you to vote by telephone or on the internet since those methods immediately record your vote and allow you to confirm that your vote has been properly recorded. If you vote by internet or telephone, then you need not return a written proxy card by mail.
Shares Registered in Street Name
If you hold your shares of common stock in street name, which means your shares are held of record by a nominee, you will receive instructions from your nominee on how to vote your shares. Your nominee will allow you to deliver your voting instructions over the internet and might also permit you to vote by telephone. In addition, if you received a printed copy of this proxy statement, you may submit your voting instructions by completing, dating, and signing the voting instruction form included with the proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided. If you vote by internet or telephone, then you need not return a written voting instruction form by mail.
Manner of Voting in the Absence of Instructions
In the event that you return a signed and valid proxy card on which no directions are specified, your shares will be voted in the following manner:
•
FOR the election of the six directors nominated by our Board to serve one-year terms until the 2027 Annual Meeting, and until their respective successors are duly elected and qualified or until his or her resignation or removal.

•
FOR the approval, on an advisory basis, of our named executive officers’ compensation.

•
FOR the approval of the amendment to the ESPP to increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP by 10,000,000 shares.

•
FOR the ratification of the appointment of PwC as our independent registered public accounting firm for FY 2026.

•
In the discretion of the proxy holders as to any other matters that may properly come before the 2026 Annual Meeting or any postponement or adjournment of the 2026 Annual Meeting.

Deadline for Voting By Proxy
If you are a stockholder of record, your proxy must be received by telephone or via the internet by 11:59 p.m. Eastern Time on February 18, 2026, for your shares to be voted at the 2026 Annual Meeting. If you are a stockholder of record and you received a printed set of proxy materials, you also have the option of completing, signing, dating, and returning the proxy card enclosed with the proxy materials before the 2026 Annual Meeting for your shares to be voted at the meeting. If you hold your shares of common stock in street name, please comply with the deadlines included in the voting instructions provided by the nominee that holds your shares.
Revoking Your Proxy or Changing Your Vote
A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is acted upon at the 2026 Annual Meeting by (1) submitting another proxy by telephone or on the internet (only your last voting instructions will be counted); (2) sending

Tetra Tech 2026 Proxy Statement 75

Meeting and Voting Information
a later dated paper proxy; (3) delivering to our Corporate Secretary a written notice of revocation prior to the voting of the proxy at the 2026 Annual Meeting; or (4) voting in person at the 2026 Annual Meeting. Simply attending the 2026 Annual Meeting will not revoke your proxy. Any change to your proxy provided by telephone or via the internet must be submitted by 11:59 p.m. Eastern Time on February 18, 2026.
If your shares are held in street name, you may change your vote by submitting new voting instructions to your nominee. You must contact your nominee to find out how you can change your vote.
Quorum and Votes Required
Votes cast by proxy or in person at the 2026 Annual Meeting will be tabulated by Broadridge Financial Solutions, Inc., the independent agent appointed as inspector of election by our Board. The inspector of election will also determine whether a quorum is present.
At the 2026 Annual Meeting, the existence of a quorum and tabulation of votes is determined as follows:
•
The presence in person or representation by proxy of a majority of the outstanding shares of common stock on the record date and entitled to vote at the 2026 Annual Meeting shall constitute a quorum for the transaction of business. Shares represented by proxies that reflect abstentions or “broker nonvotes” (which are shares held by a nominee that are represented and voted on a routine matter at the meeting, but with respect to which the nominee is not empowered to vote on another nonroutine matter at the meeting) will be counted as shares that are present and entitled to vote at the 2026 Annual Meeting for purposes of determining the presence of a quorum. The items scheduled to be considered at the 2026 Annual Meeting all are “nonroutine” under the applicable rules, except for Item 4, ratification of appointment of our independent registered public accounting firm. Nominees are prohibited from voting on nonroutine items in the absence of instructions from the beneficial owners of the shares. As a result, if you hold your shares in street name and do not submit voting instructions to your nominee, your shares will be voted on Item 4 in the manner directed by your nominee, but will not be voted on Item 1, election of directors; Item 2, advisory vote to approve our named executive officers’ compensation; and Item 3, approval of the amendment to the ESPP to increase the number of shares of common stock authorized for issuance over the term of the ESPP by 10,000,000 shares, and will constitute broker nonvotes on each such item. We urge you to promptly provide voting instructions to your nominee so that your vote is counted for Item 1, Item 2, and Item 3.

•
Because there is no cumulative voting and this is an uncontested election, each of the director nominees named in Item 1 receiving a majority of the votes cast will be elected as a director (for these purposes, “a majority of votes cast” means that the number of shares voted “for” a director’s election exceeds the number of shares voted “against” that director’s election). Abstentions and broker nonvotes will not count as a vote cast for or against a nominee’s election and, therefore, will have no effect in determining whether a director nominee has received a majority of the votes cast.

•
For Item 2, advisory vote to approve our named executive officers’ compensation; Item 3, approval of the amendment to the ESPP to increase the number of shares of common stock authorized for issuance over the term of the ESPP by 10,000,000 shares; and Item 4, ratification of appointment of our independent registered public accounting firm, the affirmative vote of the majority of the shares represented at the 2026 Annual Meeting and entitled to vote on the item will be the act of the stockholders. Abstentions as to a particular item will have the same effect as a vote against that item. Broker nonvotes will have no effect on the vote for Item 2 and Item 3. Ratifying the appointment of our independent registered public accounting firm is considered a routine matter on which brokers may vote in their discretion on behalf of beneficial owners. Accordingly, broker nonvotes should not be applicable to Item 4. Also, Item 2 and Item 4 are advisory only and are not binding on our Company. Our Board of Directors will consider the outcome of the vote on each of these items in considering what action, if any, should be taken in response to the advisory vote by stockholders.

Vote Results
We intend to announce preliminary voting results at the conclusion of the 2026 Annual Meeting. We expect to report final voting results in a Current Report on Form 8-K filed with the SEC on or before four business days following the 2026 Annual Meeting.
Proxy Solicitation
Tetra Tech will bear all costs related to this solicitation of proxies. Some of our employees may solicit proxies in person, by telephone, or by email; those employees will not receive any additional compensation for their proxy solicitation efforts. We will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for reasonable out of pocket expenses they incur in forwarding our proxy materials to beneficial stockholders. You can help reduce these costs by electing to access proxy materials electronically.

Tetra Tech 2026 Proxy Statement 76

Meeting and Voting Information
Electronic Access to Proxy Materials and Annual Report
Instead of receiving paper copies of proxy statements and annual reports by mail in the future, you can elect to receive an email message that will provide a link to those documents on the internet. By opting to access proxy materials via the internet, you will be able to access them more quickly, save us the cost of printing and mailing them to you, reduce the amount of mail you receive from us, and help us preserve environmental resources.
You may enroll to access proxy materials and annual reports electronically for future Annual Meetings by registering online at the following website: proxyvote.com. If you vote on the internet, simply follow the prompts on the voting website to link to the electronic enrollment website.
Annual Meeting Procedures
You are entitled to attend the 2026 Annual Meeting if you were a stockholder of record or a beneficial owner of our common stock on December 23, 2025, or you hold a valid legal proxy for the 2026 Annual Meeting. If you are a stockholder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the 2026 Annual Meeting.
If your shares are registered in the name of a nominee, you may be asked to provide proof of beneficial ownership as of December 23, 2025, such as a brokerage account statement, a copy of the Notice or voting instruction form provided by your nominee, or other similar evidence of ownership as well as picture identification for admission. If you wish to be able to vote in person at the 2026 Annual Meeting, you must obtain a legal proxy from your nominee and present it to the inspector of election with your ballot.
Submission of Stockholder Items for 2027 Annual Meeting
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials
Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For proposals to be included in our proxy materials for our 2027 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and the proposals must be received no later than September 11, 2026. If we change the date of the 2027 Annual Meeting by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2027 Annual Meeting. Proposals should be delivered to the Corporate Secretary, Tetra Tech, 3475 E. Foothill Boulevard, Pasadena, California 91107.
Requirements for Nomination of Director Candidates for Inclusion in our Proxy Materials
Our bylaws provide that if a stockholder or group of up to 20 stockholders that has continuously owned for three years at least 3% of our outstanding common stock wishes to nominate and include in our proxy materials director candidates constituting up to the greater of two individuals or 20% of our Board through our proxy access provision, stockholders must provide proper written notice of the nomination on or between August 12, 2026 and September 11, 2026, subject to the additional requirements in our bylaws. Stockholder(s) and nominee(s) must satisfy the requirements specified in the bylaws and the proxy access nomination notice must contain the information required by the bylaws. If we change the date of the 2027 Annual Meeting by more than 30 days from the anniversary of the 2026 Annual Meeting, the stockholder’s notice must be delivered no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the date on which public announcement of the meeting date is first made by the Company.
Requirements for Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Our Proxy Materials
Our bylaws provide that stockholders seeking to present a proposal or nominate a director for election to our Board at the 2027 Annual Meeting but not intending for the proposal to be included in the proxy statement for that Annual Meeting must have given timely notice thereof in writing to the Corporate Secretary of Tetra Tech not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual Meeting. To be timely for the 2027 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by the Corporate Secretary at our principal executive offices on or between October 22, 2026, and November 21, 2026. In the event that the Annual Meeting is called for a date that is not within 30 days of the anniversary of the date on which the immediately preceding Annual Meeting of stockholders was held, however, to be timely, notice by the stockholder must be delivered not earlier than the close of business on the 120th

Tetra Tech 2026 Proxy Statement 77

Meeting and Voting Information
day prior to that Annual Meeting nor later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the date on which the date of the Annual Meeting is first publicly announced. The public announcement of an adjournment of an Annual Meeting of stockholders will not commence a new time period for the stockholder giving notice as provided above. A stockholder’s notice to the Corporate Secretary must provide the information required by our bylaws on each matter the stockholder proposes to bring before the Annual Meeting. In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must deliver written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2027 Annual Meeting.
Pursuant to our bylaws, the chairman of the Annual Meeting will have the power and duty to determine whether a nomination or any business proposed to be brought before the Annual Meeting was made, or proposed, in accordance with the bylaws. Any proposed nomination or business that does not fully comply with the notice requirements of our bylaws will be disregarded and will not be brought before the 2027 Annual Meeting.
Other Matters
Our Board of Directors knows of no other matters to be presented for stockholder action at the 2026 Annual Meeting. If other matters properly come before the meeting or any adjournments or postponements thereof, however, the proxy holders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.
By order of the Board of Directors,
Preston Hopson
Secretary
Pasadena, California
January 9, 2026

Tetra Tech 2026 Proxy Statement 78

Appendix A: Amended Employee Stock Purchase Plan
Appendix A: Amended Employee Stock Purchase Plan

Tetra Tech 2026 Proxy Statement

Appendix A: Amended Employee Stock Purchase Plan
TETRA TECH, INC.
Employee Stock Purchase Plan
(As Amended Through                 )

Tetra Tech 2026 Proxy Statement

Appendix A: Amended Employee Stock Purchase Plan

Tetra Tech 2026 Proxy Statement A-2

Appendix A: Amended Employee Stock Purchase Plan

Tetra Tech 2026 Proxy Statement A-3

Appendix A: Amended Employee Stock Purchase Plan
TETRA TECH, INC.
Employee Stock Purchase Plan
(As Amended Through            )
Article 1
Establishment, Purpose and Term of Plan
The Tetra Tech, Inc. Employee Stock Purchase Plan (the “Plan”) was originally established effective as of February 8, 1996. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Eligible Employees (as defined in Section 3.1 of the Plan) of Tetra Tech, Inc. (the “Company”) and its subsidiaries to strengthen the mutuality of interests between Eligible Employees and the Company’s stockholders.
This amendment and restatement of the Plan is effective as of        and applies to any Purchase Period beginning on or after December 16, 2026. As amended and restated, the Plan includes two components, a Section 423 Component and a Non-423 Component. The “Section 423 Component” is intended to qualify as an “employee stock purchase plan” under Code Section 423, and the Plan shall be so construed. The “Non-423 Component” means the parts of the Plan applicable to certain Subsidiaries that are not intended to meet the requirements set forth in Code Section 423 and where the Purchase Rights shall be granted pursuant to rules, procedures or sub-plans adopted by the Committee designed to comply with applicable tax, employment, securities laws or other objectives for Eligible Employees and the Company. The Plan shall govern the terms and conditions of grants made under both the Section 423 Component and the Non-423 Component. Except as otherwise indicated below, the Non-423 Component will operate and be administered in the same manner as the Section 423 Component.
The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all shares of Common Stock available for issuance under the Plan have been issued.
Article 2
Definitions
Whenever capitalized in the text, the following terms shall have the meanings set forth below.
2.1
“Account” shall mean the account established pursuant to Section 3.5 below to hold a Participant’s contributions to the Plan.

2.2
“Board” shall mean the Board of Directors of Tetra Tech, Inc.

2.3
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.4
“Committee” shall mean the Board of Tetra Tech, Inc. or a committee designated by the Board to administer the Plan. The Board may appoint and remove members of the Committee at any time.

2.5
“Common Stock” shall mean the common stock of Tetra Tech, Inc.

2.6
“Company” shall mean Tetra Tech, Inc., a Delaware corporation, as well as any Subsidiary whose employees participate in the Plan with the consent of the Board.

2.7
“Continuous Employment” shall mean uninterrupted employment with the Company. Employment shall not be considered interrupted because of (i) transfers of employment between Tetra Tech, Inc. and a Subsidiary, (ii) transfers of employment between Subsidiaries, or (iii) any Leave of Absence except as otherwise provided in Section 2.11.

2.8
“Employee” shall mean any person in an employee-employer relationship with Tetra Tech, Inc. or any Subsidiary. This term does not include members of the Board unless the Company employs them in a position in addition to their duties as directors.

2.9
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.10
“Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined in accordance with the following rules:

(a)
If the Common Stock is admitted to trading or listed on a national securities exchange, including but not limited to the NASDAQ Stock Market, Inc., Fair Market Value shall be its closing price on the Nasdaq Market on the date of determination, or if no such reported sale takes place on that day, then the last preceding business day on which there were sales, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

Tetra Tech 2026 Proxy Statement A-4

Appendix A: Amended Employee Stock Purchase Plan
(b)
If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

If the markets were closed on the day in question, Fair Market Value shall be determined as of the last preceding day on which they were open.
2.11
“Leave of Absence” shall mean a bona fide leave of absence taken in accordance with the Company’s leave of absence policy. A Participant in the 423 Component will not be considered to have incurred a break in Continuous Employment because of a Leave of Absence that does not exceed ninety (90) days. If the Leave of Absence exceeds ninety (90) days, the Participant will be deemed to have incurred a break in Continuous Employment on the ninety-first (91st) day, unless statute or contract guarantees the Participant’s rights to reemployment after the end of such Leave of Absence.

2.12
“Offering Period” shall mean (A) the period of approximately six (6) months with respect to which the right to purchase Common stock may be granted under the Plan, which begins on the offering date of December 16 and ends on the purchase date which is the last day on which the Company’s Common Stock is traded that occurs on or before June 15th of the following year, or (B) the period of approximately six (6) months which begins on the offering date of June 16 and ends on the purchase date which is the last day on which the Company’s Common Stock is traded that occurs on or before December 15th of the same year. The duration of Offering Periods may be changed pursuant to Section 7 of this Plan.

2.13
“Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 3 who elects to participate in the Plan.

2.14
“Plan” shall mean the Tetra Tech, Inc. Employee Stock Purchase Plan, as amended.

2.15
“Purchase Period” shall mean (A) the period of approximately six (6) months during which contributions may be made toward the purchase of Common Stock under the Plan, which begins on the offering date of December 16 and ends on the purchase date which is the last day on which the Company’s Common Stock is traded that occurs on or before June 15 of the following year, or (B) the period of approximately six (6) months which begins on the offering date of June 16 and ends on the purchase date which is the last day on which the Company’s Common Stock is traded that occurs on or before December 15th of the same year. The duration of Purchase Periods may be changed pursuant to Section 7 of this Plan.

2.16
“Purchase Right” shall mean the grant (as of the offering date) by the Company to such Participant of an option to purchase shares of Common Stock on the purchase date pursuant to the Plan.

2.17
“Stockholders” shall mean the holders of Common Stock.

2.18
“Subsidiary” shall mean a corporation (other than the Company), whether in existence as of the date of this amendment and restatement or thereafter, in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Article 3
Eligibility and Participation
3.1
Eligibility.

(a)
Employees of Tetra Tech, Inc. and each Subsidiary designated in accordance with Section 7.3 shall be Eligible Employees with respect to the Section 423 Component of the Plan except for Employees whose customary and intended employment is part-time, flexible or seasonal (e.g. 20 hours or fewer a week and/or fewer than 5 consecutive months in a calendar year). With respect to the Non-423 Component of the Plan, these same eligibility rules apply except that the Committee shall have the authority to expand or limit eligibility within any Subsidiary designated for the Non-423 Component in its sole discretion, including but not limited to compliance with applicable local law.

(b)
No Employee may be granted a Purchase Right if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Subsidiary. For this purpose, an Employee’s ownership interest shall be determined in accordance with the constructive ownership rules of Code Section 424(d).

Tetra Tech 2026 Proxy Statement A-5

Appendix A: Amended Employee Stock Purchase Plan
3.2
Payroll Withholding.

(a)
Eligible Employees may enroll as Participants by designating prior to the commencement of each Purchase Period the dollar amount (not a percentage of compensation) to be deducted from their individual payrolls and contributed to their Accounts for the purchase of Common Stock, or where permitted under the non-423 Component, making direct contributions to their Accounts.

(b)
Once chosen, the rate of contributions for a Purchase Period cannot be increased. However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that he or she failed to make while on a Leave of Absence if the Participant returns to active employment prior to having a break in Continuous Service and contributes those amounts before the end of the Purchase Period.

3.3
Limitations.

(a)
Notwithstanding anything herein to the contrary, a Participant may not purchase more than five thousand dollars (U.S. $5,000), or its foreign currency equivalent, worth of Common Stock per Purchase Period.

(b)
Furthermore, under federal tax rules, in no event may a Participant purchase under the Plan and under all other employee stock purchase plans described in Code Section 423 that are maintained by the Company and its Subsidiaries, more than twenty-five thousand dollars (U.S. $25,000), or its foreign currency equivalent, worth of Common Stock in any calendar year.

3.4
Granting of Purchase Rights.

(a)
Upon an Eligible Employee’s enrollment in the Plan, the Committee will, at the commencement of the Purchase Period, grant a Purchase Right to allow the Participant to purchase the number of whole shares of Common Stock calculated by:

(i)
Multiplying the dollar amount of the deduction/contribution designated by the Participant by the number of payroll periods from January to November of the Purchase Period; and

(ii)
Dividing this sum by the Fair Market Value of a share of Common Stock on the Offering Date.

(b)
Notwithstanding the provisions of Paragraph (a) above, the price at which each share covered by a Purchase Right will be purchased will be the lesser of:

(i)
One hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Offering Date; or

(ii)
Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Date.

(c)
Notwithstanding anything in this Plan to the contrary, in no event can a Participant purchase more than five thousand (5,000) shares of Common Stock in a single Purchase Period.

3.5
Establishment of Accounts.

(a)
All amounts contributed by the Participant to the Plan (including by means of payroll withholding) will be accounted for separately for the benefit of the Participant. No interest will be earned on those contributions, unless required by applicable law.

(b)
A Participant may not withdraw any amounts from his or her Account without terminating his or her Purchase Right pursuant to Section 4.1 below.

3.6
Special Rules for Acquisitions. If the Company or a Subsidiary acquires another entity, whether by means of the purchase of stock or assets (“Acquired Entity”), the Board may (a) designate a special Purchase Period for the employees of the Acquired Entity, and (b) may treat service with the Acquired Entity as service with the Company for purposes of the service requirement of Section 3.1(a). Any such treatment shall be made by means of resolutions of the Board and shall apply to all of the employees of the Acquired Entity.

3.7
Change in Employment Status; Transfers of Employment.

(a)
If an Employee’s employment situation has changed so that the individual is no longer an Eligible Employee under Section 3.1 (e.g., because of a reduction of hours worked), but his or her employment has not been terminated, such Employee may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Period.

Tetra Tech 2026 Proxy Statement A-6

Appendix A: Amended Employee Stock Purchase Plan
(b)
A Participant who transfers employment from a Subsidiary (under the Section 423 Component or the Non-423 Component of the Plan) to a Subsidiary which is not designated for participation under either component shall not be entitled to make any more contributions to any component of the Plan after such change in status for the remainder of the then current Purchase Period; provided, however, that any such Participant may elect to leave his or her contributions made prior to any such transfer towards the purchase of Common Stock at the end of the then current Purchase Period.

Article 4
Purchase Rights
4.1
Termination of Purchase Rights.

(a)
Upon the termination of a Purchase Right, all amounts held in the Participant’s Account shall be refunded to the Participant.

(b)
A Participant may elect to withdraw from the Plan at any time prior to the last 30 days in the Purchase Period pursuant to the method specified for such purpose by the Company. The Participant’s Purchase Right shall terminate upon his or her withdrawal from the Plan.

(c)
A Purchase Right shall terminate automatically if the Participant holding the Purchase Right ceases to be in Continuous Employment for any reason prior to the last day of the Purchase Period.

(d)
Notwithstanding the provisions of Paragraph (a) above, in the event that a Participant ceases making contributions during a Purchase Period, the Participant may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Period. However, in no event can a Participant:

(i)
Reduce (but not eliminate) his or her contributions during a Purchase Period; or

(ii)
Suspend his or her contributions and recommence making them in the same Purchase Period, unless due to a Leave of Absence.

4.2
Exercise of Purchase Rights.

(a)
Unless previously terminated, Purchase Rights will be automatically exercised on the last day of the Purchase Period.

(b)
Except as provided in Section 3.2(b) above, under the 423 Component, payment for shares to be purchased at the termination of the Purchase Period may only be made from funds accumulated through payroll deductions made during the Purchase Period.

(c)
If the amount in the Participant’s Account at the end of the Purchase Period is insufficient to purchase all the shares covered by the Purchase Right granted to the Participant, those funds will be used to purchase as many whole shares as possible.

(d)
If the balance of the Participant’s Account on the Purchase Date exceeds the purchase price of the whole number of shares to be acquired, the surplus shall be refunded to the Participant in accordance with rules and procedures prescribed by the Committee. Any funds remaining after the last Purchase Period are automatically refunded to the Participant.

(e)
Distribution of the whole number of shares of Common Stock shall be made as soon as reasonably possible following the date of the exercise of the Purchase Right electronically to the brokerage accounts of the Participants.

4.3
Termination Event. The following provisions of this Section 4.3 shall apply, notwithstanding anything herein to the contrary.

(a)
A “Termination Event” shall be deemed to occur as a result of:

(i)
A transaction in which the Company will cease to be an independent publicly-owned corporation (as determined by the Committee); or

(ii)
A sale or other disposition of all or substantially all of the assets of the Company.

(b)
All Purchase Rights shall be automatically exercised as of the Termination Event.

4.4
Non-Transferability. Neither payroll deductions/contributions credited to a Participant’s Account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without

Tetra Tech 2026 Proxy Statement A-7

Appendix A: Amended Employee Stock Purchase Plan
effect, except that the Company may treat such act as an election to withdraw from the Plan. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.
Article 5
Common Stock
5.1
Shares Subject to Plan.

(a)
Effective as of [the date of the stockholder approval], the maximum number of shares of Common Stock available for issuance under the Plan was      , subject to increase pursuant to subparagraph (b) and adjustment under Section 5.2 below. The maximum number of shares of Common Stock authorized under this Section 5.1 may be used to satisfy purchases of Shares under either the 423 Component or the Non-423 Component.

(b)
Only the number of shares of Common Stock that are issued under a Purchase Right shall reduce the number of shares available under the Plan. If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right may again become subject to purchase under the Plan.

(c)
The Common Stock subject to issue under the Plan may be previously unissued stock or may have been reacquired by the Company in the open market (or otherwise).

5.2
Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Committee in the number, price, and kind of shares subject to outstanding Purchase Rights if the outstanding shares of Common Stock are increased, decreased or exchanged for different securities, through reorganization, recapitalization, reclassification, stock split, stock dividend, or other similar transaction not constituting a Termination Event under Section 4.3 above.

Article 6
Plan Administration
6.1
Administration.

(a)
The Committee shall administer the Plan. The Committee shall have authority in its sole discretion to:

(i)
Interpret the Plan;

(ii)
Prescribe rules and procedures relating to the Plan, including without limitation rules and procedures regarding employment transfers, handling of payroll deductions or other contributions by Participants, conversion of local currency, data privacy security, payroll tax, withholding procedures for U.S. source income;

(iii)
Establish rules or sub-plans applicable to particular Subsidiaries or locations under Section 8.5 of the Plan and updating the Appendices to the Plan; or

(iv)
Take all other actions necessary or appropriate for the administration of the Plan, including delegation of administrative and other duties to officers of Tetra Tech, Inc.

Notwithstanding the foregoing, the provisions of the Section 423 Component of the Plan shall be interpreted, administered and enforced in accordance with Code Section 423(b), so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Code Section 423.
(b)
A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

(i)
A majority of the members present at any meeting; or

(ii)
All of the members in writing without a meeting.

(c)
All actions, decisions and determinations taken or made by the Committee shall be final and binding on all Participants and any other person having an interest herein.

(d)
No member of the Committee shall be liable for any action or inaction made in good faith with respect to the Plan or any Purchase Right granted under it.

Tetra Tech 2026 Proxy Statement A-8

Appendix A: Amended Employee Stock Purchase Plan
6.2
Indemnification.

(a)
To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of his or her duties under the Plan. This indemnity shall not apply, however, if:

(i)
It is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or

(ii)
The individual fails to assist the Company in defending against any such claim.

(b)
Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit. Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

Article 7
Amendment and Termination
7.1
Amendment and Termination. The Board may amend or terminate the Plan at any time by means of written action, except with respect to any outstanding Purchase Rights. Furthermore, the Board may elect to suspend or recommence the Plan following the end of any Purchase Period.

7.2
Stockholder Approval. An amendment to the Plan must be approved by the Stockholders within twelve months of being adopted by the Board if such amendment would authorize the sale of more Common Stock than is then authorized for issuance under the Plan (for avoidance of doubt, not including any adjustment under Section 5.2 above) or would involve any change that would be considered the adoption of a new plan under Code Section 423 and Treas. Reg. Sect. 1.423-2(c) (4).

7.3
Participating Subsidiaries. The Committee may change, from time to time, the designation of Subsidiaries whose Employees may participate in the Plan. Subject to Section 6.1, the Committee shall have the exclusive authority to determine which Subsidiaries shall participate in the Non- 423 Component and which shall participate in the Code Section 423 Component. Any change made under this Section 7.3 shall not require shareholder approval.

Article 8
Miscellaneous Matters
8.1
Uniform Rights and Privileges. The rights and privileges of all Participants under the Section 423 Component of the Plan shall be the same.

8.2
Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

8.3
Notice of Disqualifying Disposition. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Section 423 Component of the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment by the IRS on the sale.

8.4
No Additional Rights.

(a)
Neither the adoption of this Plan nor the granting of any Purchase Right shall:

(i)
Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

(ii)
Confer upon any Participant the right to continue to be employed by the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time, with or without cause.

(b)
No Participant shall have any rights as a Stockholder with respect to the shares covered by a Purchase Right until the time at which the Fair Market Value of the Common Stock is determined on the last day of the Purchase Period in which the shares were purchased.

Tetra Tech 2026 Proxy Statement A-9

Appendix A: Amended Employee Stock Purchase Plan
(c)
No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Purchase Right.

8.5
Accommodation of Local Laws. The Committee may adopt rules or procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws, practices, and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures for both the 423 Component and the Non-423 Component regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations, which may be designed to be for the 423 Component or the Non-423 Component. Such rules or sub-plans may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such rules or sub-plan, the provisions of the Plan shall govern.

8.6
Section 409A. The Section 423 Component of the Plan shall be exempt from the application of Section 409A of the Code as a stock right that does not provide for the deferral of compensation. The Non-423 Component of the Plan shall be exempt from Section 409A of the Code under the short-term deferral exception and any ambiguities in the Plan shall be construed and interpreted in accordance with such intent. The Company shall have no liability to a Participant or any other party if a Purchase Right that is intended to be exempt from Code Section 409A is not so exempt or for any action taken by the Board or the Committee with respect thereto. The Company makes no representation that a Purchase Right is exempt from Code Section 409A.

8.7
Data Privacy. By participating in the Plan, each Participant agrees to the collection, processing, use and transfer of personal information by the entity that employs the Participant, the Company, the Committee and its designees, including third-party administrators of the Plan, in order to administer the Plan.

8.8
Governing Law; Severability. The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles. If any provision of the Plan (including all or any part of an Appendix hereto) shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. Venue for any dispute involving the Plan shall be in Los Angeles County, California, United States of America.

Tetra Tech 2026 Proxy Statement A-10

TETRA TECH

3475 East Foothill Boulevard
Pasadena, CA 91107

Tel: +1 (626) 351-4664
tetratech.com

TETRA TECH, INC. C/O COMPUTERSHARE P.O. BOX 43070 PROVIDENCE, RI 02940-3070 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 02/18/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 02/18/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 0000687218_1 R2.09.05.010 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1A Dan L. Batrack 1B Gary R. Birkenbeuel 1C Jeffrey R. Feeler 1D Prashant Gandhi 1E M. Susan Hardwick 1F Kirsten M. Volpi The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To approve, on an advisory basis, the Company's named executive officers' compensation. 3 To approve the Amendment to the Employee Stock Purchase Plan. For Against Abstain 4 To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2026. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. All joint holders must sign. If signing as attorney, executor, administrator, or other fiduciary, please include full title. If a corporation or partnership, please include full corporate or partnership name and name of authorized officer signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com TETRA TECH, INC. Annual Meeting of Stockholders February 19, 2026 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby revoke(s) all prior proxies to vote at the Annual Meeting or any postponement or adjournment thereof and appoint(s) Dan L. Batrack and Preston Hopson, and each of them, as proxies, each with full power of substitution, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot and any other matters which may properly come before the Annual Meeting and all postponements or adjournments of the Annual Meeting, all of the shares of common stock of TETRA TECH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting to be held at 10:00 AM Pacific Time on 02/19/2026, at Le Meridien Pasadena Arcadia, 130 West Huntington Drive, Arcadia, CA 91007, and any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein or, if no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations with respect to the election of directors and proposals 2, 3 and 4, and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU CHOOSE TO VOTE BY TELEPHONE OR INTERNET, DO NOT RETUN THIS PROXY. Continued and to be signed on reverse side